Exhibit 10.15

TERM LOAN AGREEMENT

by and among

KBSIII DOMAIN GATEWAY, LLC; KBSIII 515 CONGRESS, LLC; KBSIII 155 NORTH 400 WEST, LLC; and KBSIII 1550 WEST MCEWEN DRIVE, LLC,
as Borrowers
And
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent
And
THE LENDERS REFERENCED HEREIN

SMRH:487569780.11

TABLE OF CONTENTS

		Page

ARTICLE I DEFINITIONS AND INTERPRETATIONS		1
Section 1.1	Definitions	1
Section 1.2	Singular and Plural Terms	24
Section 1.3	Accounting Principles	24
Section 1.4	References and Other Terms	24
Section 1.5	Exhibits Incorporated	24
Section 1.6	Inconsistency	24

ARTICLE II LOAN		24
Section 2.1	Principal	24
Section 2.2	Interest	25
Section 2.3	Payments	26
Section 2.4	Prepayment	27
Section 2.5	Regulatory Change; Conversion of Interest Rate	27
Section 2.6	Changes in Capital Adequacy Regulation	29
Section 2.7	Fees	29
Section 2.8	First Extension of Maturity Date	29
Section 2.9	Second Extension of Maturity Date	30
Section 2.10	Taxes	31
Section 2.11	Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity	35
Section 2.12	Replacement of Lender	35
Section 2.13	Indemnification of Administrative Agent and the Lenders	1

ARTICLE III CONIDITONS TO CLOSING AND ADVANCES		37
Section 3.1	No Obligation to Close or Advance	37
Section 3.2	Conditions to Closing	37
Section 3.3	Conditions Precedent to Initial Advance	40
Section 3.4	Conditions Precedent to All Advances	40
		37
ARTICLE IV ADVANCES		42
Section 4.1	General	42
Section 4.2	No Waiver	43
Section 4.3	Advance of Sums Due to Lenders	43
Section 4.4	[Reserved.]	43
Section 4.5	Availability Amount	43
Section 4.6	Waiver of Disbursement Condition	43
Section 4.7	All Advances Secured by Security Instruments	43
ARTICLE V REPRESENTATIONS AND WARRANTIES		44

Section 5.1	Borrowers' and Guarantor's Formation and Powers	44
Section 5.2	Authority	44
Section 5.3	No Approvals	44
Section 5.4	Legal and Valid Obligations	45
Section 5.5	Litigation	45
Section 5.6	Title	45

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SMRH:487569780.11	-ii-

SMRH:487569780.11	-iii-

Section 9.9	Foreclosure	70
Section 9.10	Administrative Agent's Reimbursement and Indemnification	71
Section 9.11	Notice of Event of Default	71
Section 9.12	Rights as a Lenders	71
Section 9.13	Lender Credit Decision, Legal Representation	72
Section 9.14	Successor Administrative Agent	72
Section 9.15	Delegation to Affiliates	73
Section 9.16	Borrower, Collateral and Guarantor Releases	73
Section 9.17	No Advisory or Fiduciary Responsibility	73
Section 9.18	Documentation Agent, Syndication Agent, etc.	74
Section 9.19	Pro Rata Treatment	74
Section 9.20	Security Interest in Deposits	74
Section 9.21	Ratable Payments	75
Section 9.22	Defaulting Lenders	75
Section 9.23	Special Advances	76
Section 9.24	Certain ERISA Matters	77

ARTICLE X MISCELLANEOUS		78
Section 10.1	General Indemnities	78
Section 10.2	Binding Effect; Waivers; Cumulative Rights and Remedies	79
Section 10.3	Reduction of Aggregate Commitment	80
Section 10.4	Survival	80
Section 10.5	Governing Law; Waiver of Jury Trial; Jurisdiction	80
Section 10.6	Counterparts	81
Section 10.7	Notices	81
Section 10.8	Administrative Agent's Sign	82
Section 10.9	No Third Party Reliance	82
Section 10.10	Assignments	82
Section 10.11	Participants	84
Section 10.12	Amendments	85
Section 10.13	Joint Borrower Provisions	86
Section 10.14	Time of Essence	90
Section 10.15	Entire Agreement; No Oral Modifications	37
Section 10.16	Captions	94
Section 10.17	Borrower-Lender Relationship	94
Section 10.18	Joint and Several Liability	94
Section 10.19	Severability	94
Section 10.20	[Reserved.]	94
Section 10.21	[Reserved.]	94
Section 10.22	Defenses	94
Section 10.23	Designated Representative(s)	94
Section 10.24	Document Imaging, Electronic Transactions and the UETA	94
Section 10.25	Swap Transactions	95
Section 10.26	USA PATRIOT ACT NOTIFICATION	95
Section 10.27	Confidentiality	95
Section 10.28	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	96

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SCHEDULES

SCHEDULE 1	Pricing Commitments
EXHIBITS

EXHIBIT A	Improvements
EXHIBIT B-1	Legal Description – Domain Gateway Project
EXHIBIT B-2	Legal Description – Congress Project
EXHIBIT B-3	Legal Description – 155 North 400 West Project
EXHIBIT B-4	Legal Description – 1550 West McEwen Drive Project
EXHIBIT C	Permitted Encumbrances
EXHIBIT D	[Reserved]
EXHIBIT E	Financial Covenant Compliance Certificate Form
EXHIBIT F	Reserved
EXHIBIT G-1	Legal Description – Domain Gateway Project
EXHIBIT G-2	Legal Description – Congress Project
EXHIBIT G-3	Legal Description – 155 North 400 West Project
EXHIBIT G-4	Legal Description – 1550 West McEwen Drive Project
EXHIBIT H	Commercial Real Estate Standard Insurance Requirements
EXHIBIT I	Form of Promissory Note
EXHIBIT J	Form of Assignment and Assumption Agreement
EXHIBIT K	Assumption and Joinder Agreement
EXHIBIT L	List of Leases

SMRH:487569780.11	-vi-

TERM LOAN AGREEMENT
THIS TERM LOAN AGREEMENT (this "Agreement") is made and entered into this October 17, 2018, by and among KBSIII DOMAIN GATEWAY, LLC; KBSIII 515 CONGRESS, LLC; KBSIII 155 NORTH 400 WEST, LLC; and KBSIII 1550 WEST MCEWEN DRIVE, LLC (collectively, the "Initial Borrowers"), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank") in its capacity as Administrative Agent (hereinafter defined), and (iii) the Lenders (as hereinafter defined).
Borrowers have requested that the Lenders provide the Loan (as hereinafter defined) to Borrowers in the initial principal sum of up to $215,000,000.00 for the purposes set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Advances (as hereinafter defined) to be made by Administrative Agent and the Lenders pursuant to this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATIONS
Section 1.1    Definitions. For purposes of this Agreement, the following terms have the following respective meanings, unless the context hereof clearly requires otherwise:
"155 North 400 West Project": Means the Land, Equipment and Improvements, and all other property, relating to the real property described in Exhibit B-3 hereto.
"1550 West McEwen Drive Project": Means the` Land, Equipment and Improvements, and all other property, relating to the real property described in Exhibit B-4 hereto.
"Accessibility Laws": Means any Laws, including under the ADA, relating to accessibility to facilities or properties for disabled, handicapped and/or physically challenged persons, or other persons covered by the ADA.
"Accordion Option": Has the meaning set forth in Section 10.29.
"ADA": Means the United States Americans With Disabilities Act of 1990, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.
"Additional Project(s)": Has the meaning set forth in Section 10.30, and shall be deemed to include all Land, Improvements, Equipment and all other collateral described in the Security Instrument encumbering such property.
"Administrative Agent": Means U.S. Bank in its capacity as contractual representative of the Lenders pursuant to Article IX, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article IX.

"Administrative Questionnaire": Means the Administrative Questionnaire completed by each Lender and delivered to Administrative Agent in a form supplied by Administrative Agent to the Lenders from time to time.
"Advance(s)": Means any portion of the Loan advanced by the Lenders on the same Borrowing Date to or for the benefit of Borrowers as required or permitted under this Agreement or any other Loan Document.
"Affected Lender": Has the meaning given to such term in Section 2.12.
"Affiliate": Means, as to any Person, any other Person (a) directly or indirectly Controlling, Controlled by or under common Control with such Person, or (b) that is a director or officer of such Person or an Affiliate of such Person.
"Aggregate Commitment": Means, as of any date of determination, the aggregate Commitments of all of the Lenders. Initially, the Aggregate Commitment will be $215,000,000, consisting of the Revolving Portion plus the Non-Revolving Portion (subject to possible increase in accordance with the exercise of the Accordion Option under Section 10.29 hereof) less the amount of any principal paydowns of the Non-Revolving Portion, and the undisbursed Loan proceeds, if any, that have been cancelled by the Borrower in writing in accordance with the terms and conditions of this Agreement including, without limitation, the provisions set forth in Section 10.3.
"Agreement": Has the meaning given to such term in the introductory paragraph hereof.
"Alteration Threshold": Means, as to each Project, One Million Dollars ($1,000,000.00).
"Alternate Base Rate": Means, for any day, a rate of interest per annum equal to the highest of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum. For the avoidance of doubt, if the Alternate Base Rate will be less than zero, the Alternate Base Rate will be deemed to be zero for purposes of this Agreement.
"Annualized Net Operating Income": Means annualized Net Operating Income before payment of debt service from the Projects securing the Loan as of the date of calculation, calculated by annualizing the Net Operating Income for the immediately preceding prior two calendar quarters; provided that if the Debt Service Coverage Ratio is being calculated within 60 days after the end of a calendar quarter (and prior to the quarterly reporting for the most recent calendar quarter end being available and/or delivered to Administrative Agent), the Net Operating Income shall be calculated by looking at the Net Operating Income during the two calendar quarters preceding the immediately prior calendar quarter; e.g., if the most recent calendar quarter end reporting is not yet delivered to Administrative Agent and the Debt Service Coverage Ratio is being calculated on January 10, 2019, the six-month period (if that is the relevant calculation period under the following provisions of this definition) would be the period commencing on April 1, 2018 and ending on September 30, 2018, and if the Debt Service Coverage Ratio is being calculated on March 20, 2019, the six-month period would be the period commencing on July 1, 2018, and ending on December 31, 2018). Notwithstanding the foregoing, if any Project has been owned by a Borrower for less than the entire applicable foregoing six-month period, then Net Operating Income for such Project shall be calculated by annualizing the Net Operating Income for such Project for the portion of such period during which a Borrower owned such Project. In addition, until a Project has secured the Loan for one full calendar quarter, the Net Operating Income for that Project shall be calculated using the Administrative Agent's underwritten projected year one Rental Income and Operating Expenses for such Project based on the Appraisal obtained for such Project (e.g., if an Additional Project is added in accordance with Section 10.30 on June 15, 2019, this sentence would apply to such Additional Project until September 30, 2019).
"Anti-Corruption Laws": Means any Laws of any jurisdiction applicable to any Borrower, Guarantor or their respective Affiliates or Subsidiaries from time to time concerning or relating to bribery or corruption.
"Applicable Margin": Means one hundred fifty (150) basis points (1.50%.).
"Appraisal": Means an appraisal meeting the Required Appraisal Standard.
"Approved Lease": Has the meaning set forth in "Availability Amount".
"Assignment and Assumption": Means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.10) and accepted by Administrative Agent, in the form of Exhibit J or any other form approved by Administrative Agent.
"Assignment and Subordination of Management Agreement": Means, collectively, each Assignment and Subordination of Management Agreement and Management Fees by and among the respective Property Manager, each Borrower and Administrative Agent, for the benefit of itself and the Lenders, as the same may be amended, modified or supplemented from time to time.
"Availability Amount": Means the lesser of (a) the Aggregate Commitment (as such amount may from time-to-time be increased or decreased in accordance with the terms of this Agreement), (b) the Borrowing Base Amount, and (c) until the One West Premises is re-tenanted to stabilized occupancy per the most recent Appraisal approved by Administrative Agent pursuant to one or more Leases (entered into in accordance with Section 6.29) ("Approved Lease"), $200,000,000.
"Availability Period": Has the meaning given such term in Section 3.1.
"Bail-In Action": Means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
"Bail-In Legislation": Means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

"Bankruptcy Code": Means Title 11 of the United States Code, as the same may be amended or replaced from time to time.
"Base Rate": Means, for any day, a rate per annum equal to (i) the Alternate Base Rate plus (ii) the Applicable Margin, in each case, changing when and as the Alternate Base Rate Changes.
"Beneficial Ownership Certification": Means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
"Beneficial Ownership Regulation": Means 31 C.F.R. § 1010.230.
"Borrower" or "Borrowers": Shall mean, individually and collectively as the context may require, each Initial Borrower and each New Borrower that executes a Joinder Agreement and thereby becomes a Borrower hereunder pursuant to the provisions of Section 10.30 hereof. Unless otherwise specified, as used herein, the term "Borrower" and "Borrowers" shall mean each Borrower individually and all Borrowers collectively, and jointly and severally, using an interpretation most favorable to Administrative Agent and Lenders.
"Borrower's Organizational Documents": Means, (i) with respect to each Initial Borrower, such Borrower's limited liability company agreement and related formation documents, and (ii) with respect to each Additional Borrower, the formation and organizational documents of such Additional Borrower delivered to Administrative Agent prior to such Additional Borrower's execution and delivery of the applicable Joinder Agreement, including any amendments thereof and supplements to any of the foregoing.
"Borrowing Base Amount": Shall mean the lesser of (a) the product obtained by multiplying the Maximum Borrowing Base Leverage Ratio by the Borrowing Base Value (provided that at Administrative Agent’s election, such amount determined under this subparagraph (a) may be capped should the Borrowing Base Amount associated with the admittance of a single project exceed $75,000,000 (which cap shall be determined at the time of admittance of any such Project as collateral for the Loan), and such Borrowing Base Amount for such Project shall remain capped at such amount unless otherwise approved by Administrative Agent), and (b) the Loan balance resulting in a Debt Service Coverage Ratio equal to the Minimum Borrowing Base DSCR, calculated by dividing (i) Annualized Net Operating Income for the Projects then securing the Loan by (ii) the product obtained by multiplying (A) the Minimum Borrowing Base DSCR by (B) the Borrowing Base Loan Constant.
"Borrowing Base Loan Constant": Shall mean the greater of (i) a loan constant of 0.0739 (which is based on an interest rate of six and one-quarter percent (6.25%) per annum and principal amortization based on a 30-year amortization schedule), and (ii) a loan constant, expressed as a decimal, based on an interest rate of one and three-quarters percent (1.75%) per annum in excess of the Treasury Rate as of the date of calculation, and principal amortization based on a 30-year amortization schedule, as reasonably determined by Administrative Agent.
"Borrowing Base Value": Shall mean the aggregate value of the Projects securing the Loan as of the date of calculation, subject to the adjustments set forth below in this definition. The value of each Project shall be (a) as to the Projects owned by Borrowers for 12 months or more, the then-current "As-Is" appraised value of the Project, based on the most recent Appraisal for such Project, provided, however, if the One West Premises is re-tenanted to at least 85% occupancy at rents equal to at least $30 per rentable square foot on or before September 1, 2020, the value of the Domain Gateway Project shall be based on the as-stabilized appraised value per the CBRE Appraisal report dated September 12, 2018, with File Number 18-361HO-4768-1, provided if a new Appraisal is obtained after re-tenanting of the One West Premises, the Borrowing Base Value for the Domain Gateway Project will thereafter be the then-current "As-Is" appraised value of the Project and (b) as to the Projects owned less than 12 months, the lesser of (i) the undepreciated cost basis (which shall include any applicable closing costs and capital expenses, tenant improvements and leasing commissions paid), and (ii) the then current "as-is" appraised value of the Projects based on the most recent appraisals for such Projects. Borrower may request (in its sole discretion) that Administrative Agent reappraise any Project and in connection therewith order new Appraisals from time to time (but in no event more than once in any six-month period). Borrower shall pay the costs of any and all such Appraisals within ten days of written demand by Administrative Agent. In addition to any of the rights of Administrative Agent or Lenders hereunder to order Appraisals, Administrative Agent may at any time and from time to time order new Appraisals of the Projects during the existence of an Event of Default, and Borrower shall pay the costs of any and all such Appraisals within ten days of written demand by Administrative Agent. In addition, (unless otherwise approved by Administrative Agent) the Borrowing Base Value shall be subject to the following adjustments:
(a)    If the aggregate value of Projects with Improvements consisting of a single tenant building exceeds thirty-five percent (35%) of the Borrowing Base Value, then the aggregate value attributed to such Projects for purposes of calculating the Borrowing Base Value shall be reduced to an amount so that the aggregate value of such single-tenant Projects used in determining the Borrowing Base Value does not exceed thirty-five percent (35%) of the Borrowing Base Value.
(b)    If the Borrowing Base Value (prior to adjustment pursuant to this paragraph (b)) exceeds $200,000,000 and if the aggregate value of Projects located within the same Metropolitan Statistical Area ("MSA"), based on the then-current delineation of MSAs as designated by the United States Office of Management and Budget, exceeds fifty percent (50%) of the Borrowing Base Value (prior to adjustment under this subparagraph (b)), then, unless otherwise approved by Administrative Agent, the aggregate value attributed to such Projects for purposes of calculating the Borrowing Base Value shall be reduced so that the aggregate value of the Projects located in the same MSA used in determining the Borrowing Base Value does not exceed 50% of the total Borrowing Base Value. Notwithstanding the foregoing, the threshold applied to the Austin-Round Rock, TX Metropolitan Statistical Area shall be 70% of the Borrowing Base Value until after any future addition or removal of a Project as collateral securing the Loan causes the aggregate value of Projects located within the Austin-Round Rock, TX Metropolitan Statistical Area to be 50% or less of the Borrowing Base Value. For the avoidance of doubt, until the 50% threshold applies to the Austin-Round Rock, TX Metropolitan Statistical Area, Borrower will not be permitted to add a Project within the Austin-Round Rock, TX Metropolitan Statistical Area unless otherwise approved by Administrative Agent.
(c)    If the Borrowing Base Value exceeds $200,000,000 and if the aggregate value of Leasehold Projects exceeds twenty percent (20%) of the Borrowing Base Value, then, unless otherwise approved by Administrative Agent, the aggregate value attributed to such Leasehold Projects for purposes of calculating the Borrowing Base Value shall be reduced by a sufficient amount such that the aggregate value of the Leasehold Projects used in determining the Borrowing Base Value does not exceed 20% of the Borrowing Base Value).
"Borrowing Date": Means a date on which an Advance is made hereunder or under any other Loan Document.
"Business Day": Means any day other than a Saturday or Sunday, or a legal holiday on which Administrative Agent is not open for business, provided (i) with respect to any borrowing, payment or rate selection of any Advances which bears interest at the LIBOR Based Rate, a day on which banks generally are open in New York City, New York and London, England for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities.
"Capitalized Lease Obligations": Means any obligation of any Borrower to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligation is, or in accordance with GAAP (including Accounting Standards codification Topic 840, Leases of the Financial Accounting Standards Board) is required to be, classified and accounted for as a capital lease on a balance sheet of Borrower at the time incurred; and for purposes of this Agreement the amount of each Capitalized Lease Obligation is the capitalized amount thereof determined in accordance with GAAP.
"Change": Means (a) any change after the Closing Date in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any other Laws or in any governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof. Notwithstanding anything to the contrary in this Agreement, for purposes of this definition and Agreement, all requests, rules, guidelines or directives in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act will be deemed to be a Change regardless of the date enacted, adopted or issued and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities will be deemed to be a Change regardless of the date enacted, adopted, issued, promulgated or implemented.
"Change of Control": Means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 10% or more of the outstanding membership interests or other ownership interests of any Borrower on a fully diluted basis; (b) any change in the ownership of a Controlling interest partners, shareholders or members in any Borrower or any Guarantor, any addition to, withdrawal of or other change in the partners, shareholders or members in any Borrower or any Guarantor, any addition to, or any sale or transfer of, or other change in the ownership of, any general partnership or interest in any Borrower or any Guarantor, or any change in the limited partners in, or sale or transfer of any limited partnership interest in, any Borrower, unless said interests are publicly traded, or change in the manager of any Borrower; or (c) within any twelve-month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of any Borrower by Persons who were neither (x) nominated by the board of directors of any Borrower nor (y) appointed or approved by directors so nominated.
"Closing Date": Means October 17, 2018.
"Code": Means the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.
"Collateral": Means (a) all of the collateral covered by a Security Instrument, this Agreement or any other Loan Document, and (b) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.
"Commitment": Means, for each Lender, the obligation of such Lender to make disbursements (on a Pro Rata Share basis) of a portion of the Loan to Borrowers, on a revolving basis as to the Revolving Portion, in an amount (at any one time outstanding) not exceeding the amount set forth in Schedule 1, as such commitment may be (a) increased in accordance with Section 10.29, (b) reduced in accordance with Section 10.3 and any principal reductions otherwise required under and pursuant to the Loan Documents, and (c) modified from time to time as a result of an assignment that has become effective pursuant to Section 10.10 or otherwise pursuant to the terms hereof.
"Commodity Exchange Act": Means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.
"Congress Project": Means the Land, Equipment and Improvements, and all other property, relating to the real property described in Exhibit B-2 hereto.
"Contingent Liabilities": Means, with respect to any Borrower or Guarantor, as the case may be, all of any such Person's liabilities and obligations for moneys borrowed or payments of moneys owed on claims which have been liquidated in amount, which are contingent upon and will not mature unless and until the occurrence of some event or circumstance, including such Person's liability under or with regard to guaranties and indemnities, purchase agreements, letters of credit, and recourse indebtedness on projects sold to other Persons.
"Control": Means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of such Person, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise. For the purposes of this definition, a Person is deemed to "Control" another Person if such controlling Person owns 10% or more of any class of voting securities or other ownership interests of such controlled Person. "Controlled" and "Controlling" have correlative meanings.
"Debt Service Coverage Ratio": Shall mean a fraction, the numerator of which is the Annualized Net Operating Income, and the denominator of which is the product obtained by multiplying (a) the outstanding principal balance of the Loan as of the date of calculation by (b) the Borrowing Base Loan Constant.
"Default": Means any event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.
"Defaulting Lender": Means, subject to Section 9.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Pro Rata Share of any Advance within two (2) Business Days after the date such Advance was required to be funded hereunder unless such Lender notifies Administrative Agent and Borrowers in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, must be specifically identified in such writing) has not been satisfied or waived, (ii) reimburse Administrative Agent for its Pro Rata Share of any Protective Advance within two (2) Business Days after notice from Administrative Agent, or (iii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days after the date when due, (b) has notified Borrowers or Administrative Agent in writing that it will not intend to comply with its funding obligations hereunder or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund an Advance hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, must be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Administrative Agent or Borrowers, to confirm in writing to Administrative Agent and Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become subject of a proceeding under the Bankruptcy Code, or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect, (ii) has appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation or its business or assets (other than an Undisclosed Administration), including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest will not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 9.22(b)) upon delivery of written notice of such determination to Borrowers and each Lender.
"Default Rate": Means the lesser of 5% per annum in excess of the Loan Rate or the maximum lawful rate of interest which may be charged, if any.
"Designated Representative": Has the meaning set forth in Section 10.23.
"Domain Gateway Project": Means the Land, Equipment and Improvements, and all other property, relating to the real property described in Exhibit B-1 hereto.
"EEA Financial Institution": Means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
"EEA Member Country": Means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority": Means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"Eligible Assignee": Means (i) a Person (or its direct or indirect parent) shall be either (A) a commercial lender organized under the laws of the United States, or any state thereof, and having total assets in excess of Two Billion Dollars ($2,000,000,000) or (B) a commercial bank organized under the laws of any other country which has total assets in excess of Ten Billion Dollars ($10,000,000,000) or (C) any other financial institution which has total assets in excess of Ten Billion Dollars ($10,000,000,000); and (ii) the senior unsecured debt of such assignee (or its direct or indirect parent) shall have a rating of Baa 2 (stable outlook) or higher from Moody's Investors Service, Inc. or a comparable rating agency.
"Environmental Insurance Policy": Means, collectively, the environmental insurance policy or policies covering any or all of the Projects, in form and substance reasonably acceptable to Administrative Agent, naming Administrative Agent (on behalf of Lenders) as additional insured.
"Environmental Law": Means all federal, state, regional, county and local statutes, regulations, ordinances, rules, regulations and policies, all court and administrative orders and decrees and arbitration awards, and the common law, which pertain to environmental matters or contamination of any type whatsoever, including those relating to the presence, manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Substances; air, water (including surface water, groundwater, and stormwater) or soil (including subsoil) contamination or pollution; the presence or Release of Hazardous Substances, protection of wildlife, endangered species, wetlands or natural resources; health and safety of employees and other persons; and notification requirements relating to the foregoing, including the following statutes, and regulations adopted thereunder: the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. § 9601 et seq.; RCRA; the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. § 1251 et seq.; the Clean Air Act, as amended, 42 U.S.C. § 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; the Occupational Safety and Health Act, 19 U.S.C. § 6251 et seq.; the applicable provisions of the California Health and Safety Code (including, without limitation, Sections 25220 et. seq.); and the California Water Code (or similar law); and any similar or like laws in any other jurisdiction where any Project is located, as each of the foregoing may be amended from time to time.
"Environmental Liability": Means any claim, demand, obligation, cause of action, allegation, order, violation, damage, injury, judgment, penalty or fine, cost of enforcement, cost of remedial action, diminution in value or any other cost or expense whatsoever, including reasonable attorneys' fees and disbursements, resulting from the presence or use of Hazardous Substances, the violation or alleged violation of any Environmental Law, or the imposition of any Environmental Lien.
"Environmental Lien": Means a Security Interest in favor of any Person for: (a) any liability under an Environmental Law; or (b) damages arising from or costs incurred by such Person in response to any actual or threatened Release.
"Environmental Report": Means, (i) with respect to the Domain Gateway Project, the Phase I Environmental Site Assessment dated August 2011 (Domain Gateway), prepared by Environ International Corporation, Project No. 04-5242GI, (ii) with respect to the Congress Project, the Phase I Environmental Site Assessment prepared by RAMBOLL Environ US Corporation, Project No. 045242IL, dated August 18, 2015, (iii) with respect to the 155 North 400 West Project, the Phase I Environmental Site Assessment dated March 2012 (Salt Lake Hardware), prepared by Environ International Corporation, Project No. 04-5242GT, (iv) with respect to the 1550 West McEwen Drive Project, (1) the Phase I Environmental Site Assessment (McEwen) dated March 2012, prepared by Environ International Corporation (Project No. 04-5242GS) and (2) that certain Water Intrusion Evaluation (McEwen) dated March 2012, prepared by Environ International Corporation, Project No. 04-5242GS, and (vi) with respect to any Additional Project, the environmental report delivered to and approved by Administrative Agent in connection with the execution and delivery of a Joinder Agreement and acceptance of an Additional Project as additional collateral for the Loan, in the form disclosed to Administrative Agent as of the date of recordation of the Security Instrument relating to such Additional Project.
"Equipment": Means all furniture, fixtures, equipment and personal property owned by any Borrower and located or to be located in or on, and used in connection with the management, maintenance or operation of, any Land or any Improvements.

"ERISA": Means the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.
"ERISA Affiliate": Means any trade or business (whether or not incorporated) which is a member of a group of which any Borrower is a member and which is under common control within the meaning of Section 414 of the Code, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
"EU Bail-In Legislation Schedule": Means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
"Event of Default": Has the meaning given to such term in Section 8.1.
"Excluded Swap Obligation": Means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion will apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.
"Excluded Taxes": Means, in the case of each Lender or applicable Lending Installation and Administrative Agent, (i) Taxes imposed on its overall net income, franchise Taxes, and branch profits Taxes imposed on it, by the respective jurisdiction under the laws of which such Lender or Administrative Agent is incorporated or is organized or in which its principal executive office is located or, in the case of a Lender, in which such Lender's applicable Lending Installation is located, (ii) in the case of a Non-U.S. Lender, any U.S. federal withholding Tax that is imposed on amounts payable to such Non-U.S. Lender pursuant to the laws in effect at the time such Non-U.S. Lender becomes a party to this Agreement or designates a new Lending Installation, except in each case to the extent that, pursuant to Section 2.10(a), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Installation, or is attributable to the Non-U.S. Lender's failure to comply with Section 2.10(f), and (iii) any U.S. federal withholding Taxes imposed by FATCA.
"Extension Fee": Means a non-refundable fee as more fully set forth and described in the Fee Letter.
"FATCA": Means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
"Federal Funds Effective Rate": Means, for any day, the greater of (a) zero percent (0.0%) and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day's federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Central time) on such day on such transactions received by Administrative Agent from three (3) Federal funds brokers of recognized standing selected by Administrative Agent in its sole discretion.
"Fee Letter": Means the confidential letter agreement dated as of October 17, 2018 among Borrowers and Administrative Agent, or as otherwise agreed from time to time.
"Fees": Means the Loan Fee, each Extension Fee and any other fees now or hereafter due and payable by Borrowers in accordance with any or all of the Loan Documents.
"Financial Covenant Compliance Certificate": Means a certificate, in the form attached hereto as Exhibit E, certifying the Financial Covenants set forth in the Guaranty.
"First Option Maturity Date": Has the meaning set forth in Section 2.8.
"Fiscal Year": Means the period from January 1 of any year through the following December 31.
"Fund": Means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
"GAAP": Means generally accepted accounting principles in the United States of America as of the date of the applicable financial statement, consistently applied and maintained throughout the period indicated.
"Governmental Authority": Means any court, board, agency, commission, office, department, bureau, instrumentality or authority of any nature whatsoever or any governmental unit (federal, state, commonwealth, county, district, municipality, city or otherwise) whether now or hereafter in existence.
"Governmental Requirements": Means all Laws applicable to any Borrower, Guarantor, Administrative Agent, any Lender or any Project (including the construction or renovation of all or any part thereof), including Environmental Laws, Accessibility Laws, building and zoning codes and ordinances, energy and pollution control Laws, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to a Borrower, at any time in force affecting any Project or any part thereof, including any which may (a) require repairs, modifications or alterations in or to any Project or any part thereof, or (b) in any way limit the use and enjoyment thereof.
"Gross Operating Income": Shall mean the sum of any and all Rental Income, and all other normal and recurring (but not extraordinary) cash income accrued during the applicable time period in question (the “Calculation Period”) and paid, whether paid in the applicable period of time in question or another, from the ownership, use and operation of the Projects that continue to then be encumbered by the Security Instruments and contribute to the Borrowing Base Amount. In calculating Gross Operating Income, Administrative Agent shall include in Rental Income the base rent payable under any lease which is in a free rent period during the Calculation Period, subject to the following conditions: (i) the tenant under such lease is not in default, (ii) Administrative Agent has approved the terms of the lease in its reasonable discretion, (iii) as of the end of the Calculation Period the number of months remaining prior to the date rent commences under such lease does not exceed six months, and (iv) Administrative Agent shall make such positive adjustment to Rental Income for the amount which equals the product of (a) the number of months of free rent during the Calculation Period provided such months are during the six-month period prior to the date rent commences under such lease multiplied by (b) the actual monthly rent collections anticipated on the date rent commences under such lease. The preceding sentence shall not be deemed to modify Section 6.29 hereof and shall provide Administrative Agent with approval rights only with respect to including base rent payable under leases in a "free rent" period in the calculation of Net Operating Income.
"Guarantor": Means KBS REIT Properties III, LLC, a Delaware limited liability company.
"Guarantor's Organizational Documents": Means the limited liability company agreement Guarantor dated as of May 24, 2011, delivered to Administrative Agent prior to the Closing Date, including any amendments thereof and supplements thereto.
"Guaranty" or, collectively, "Guaranties": Means, collectively, (a) the Payment Guaranty Agreement, and (b) the Recourse Carve-Out Guaranty Agreement, each dated as of the Closing Date and given by Guarantor in favor of Administrative Agent, for the benefit of itself and the Lenders, as any of the same may be amended, supplemented or modified from time to time.
"Hazardous Substance(s)": Means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant, or material which is defined or regulated under any Environmental Law, and includes, without limitation, (a) mold, asbestos, polychlorinated biphenyls, and petroleum (including petroleum products or derivatives, crude oil or any fraction thereof), and (b) any material classified or regulated as "hazardous waste" pursuant to RCRA.
"HVCRE": Means a loan that is categorized as a high volatility commercial real estate loan exposure pursuant to Part 217 of Chapter II of title 12 of the Code of Federal Regulations.

"Improvements": Means all of the respective buildings and improvements that are now existing on the Land for each Project or are added in the future, or otherwise as expressly permitted hereunder or approved in writing by Administrative Agent, including those described on Exhibit A hereto. Improvements will also include all tenant improvements, whether constructed before or after the Closing Date.
"Indebtedness": Means, in all cases without duplication, with respect to any Person, all items of indebtedness or liability such Person, at any time which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a consolidated balance sheet of such Person as of the date of determination, including: (a) indebtedness for borrowed money; (b) Capitalized Lease Obligations; (c) obligations under direct or indirect guaranties of indebtedness or obligations of others referred to in clause (a) or (b) above; (d) any indebtedness secured by any Security Interest on any property of such Person; (e) liabilities in respect of unfunded vested benefits under any Pension Plan for which the minimum funding standards of Section 302 of ERISA have not been met; (f) Contingent Liabilities; and (g) Swap Obligations.
"Indemnified Taxes": Means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Borrower or Guarantor under any Loan Document, other than Excluded Taxes and Other Taxes.
"Indemnity": Means the Environmental Indemnification Agreement dated as of the Closing Date executed by Borrowers and Guarantor, as the same may be amended, supplemented or modified from time to time.
"Initial Borrowers": Means KBSIII DOMAIN GATEWAY, LLC; KBSIII 515 CONGRESS, LLC; KBSIII 155 NORTH 400 WEST, LLC; and KBSIII 1550 WEST MCEWEN DRIVE, LLC.
"Initial Maturity Date": Means November 1, 2021.
"Initial Projects:" Shall mean, collectively, the Domain Gateway Project, the Congress Project, the 155 North 400 West Project, and the 1550 West McEwen Drive Project.
"Joinder Agreement": Means an Assumption and Joinder Agreement substantially in the form of Exhibit K hereto, executed by a New Borrower in favor of Administrative Agent for itself and the Lenders, and any amendments, supplements and other modifications thereto.
"Land": Means the land pertaining to each of the Projects.
"Laws": Means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

"Lease(s)": Means any lease, sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect), pursuant to which any Person is granted a possessory interest in, or right to use or occupy, all or any portion of any space in the Land, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease or other agreement entered into in connection with such lease, sublease, sub-sublease or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.
"Leasehold Project": Shall mean any Additional Project in which a Borrower holds a leasehold interest and which becomes a Project in accordance with Section 10.30.
"Lender-Provided Swap Transaction": Means a Swap Transaction which is provided by any Lender or an Affiliate of any Lender.
"Lenders": Means, initially, the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns, and any New Lenders that become a party to this Agreement pursuant to Section 10.29 hereof.
"Lending Installation": Means, with respect to a Lender or Administrative Agent, the office, branch, subsidiary or affiliate of such Lender or Administrative Agent listed on the signature pages hereof (in the case of Administrative Agent) or on its Administrative Questionnaire (in the case of a Lender) or otherwise selected by such Lender or Administrative Agent.
"LIBOR Based Rate": Means a rate of interest per annum equal to the sum of (a) the LIBOR Rate in effect on such day plus (b) the Applicable Margin.
"Libor Breakage Costs": Means any loss, cost or expense which Administrative Agent and/or any Lender sustains or incurs as a consequence of (a) any prepayment (whether voluntary, involuntary or required pursuant to the terms hereof) of the Loan on a day that is not a Reprice Date, or (b) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the interest rate from a LIBOR Based Rate to the Base Rate as more particularly set forth in Section 2.5(a) with respect to the outstanding principal balance of the Loan on a date other than a Reprice Date, all including such loss or expenses arising from interest or fees payable by any of the Lenders to lenders of funds obtained by it in order to maintain the Loan at the LIBOR Based Rate.
"LIBOR Rate": Means the one-month LIBOR as displayed on Reuters Screen LIBOR01 Page (or any successor or substitute page on such screen, or on the appropriate page of such other information service that publishes such rate from time to time in place of Reuters) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the Reprice Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, and such rate to be reset monthly on each Reprice Date, provided, however, except for portions of the Loan that are subject to a Lender-Provided Swap Transaction that the LIBOR Rate will never be less than 0%.

"Liens": Means any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise, but excluding liens for ad valorem taxes that are not delinquent), pledge, hypothecation, easement, restrictive covenant, preference, assignment, security interest, or any other encumbrance, charge or transfer of, or any agreement to enter into or create any of the foregoing, on or affecting all or any portion of any Project or any interest therein, or any direct or indirect interest in any Borrower, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialman's, construction and other similar liens and encumbrances.
"Loan": Means, the aggregate principal amount that the Lenders agree to lend and Borrowers agree to borrow pursuant to the terms and conditions of this Agreement.
"Loan Documents": Means all documents now or hereafter entered into which evidence, secure and/or govern the Loan and/or any of the Obligations, including this Agreement, the Notes, the Security Instruments, the Guaranties, the Indemnity, the Fee Letter, each Joinder Agreement, the Assignment and Subordination of Management Agreement, and any other documents, agreements or instruments entered into by any Borrower and/or Guarantor with respect to the Loan, and any amendments, supplements or modifications to any of the same from time to time.
"Loan Fee": Means the loan fee agreed to by Borrowers and Administrative Agent pursuant to the Fee Letter.
"Loan Rate": Means, as of any date, the LIBOR Based Rate, unless the Loan bears interest at a rate that is determined other than by LIBOR as set forth in Section 2.5(a), in which event the Loan Rate will be based on an alternate index reasonably comparable to LIBOR as provided in Section 2.5(a).
"Losses": Has the meaning given such term in Section 10.1.
"Material Adverse Change": Means any occurrence of whatsoever nature (including any material and adverse determination in any litigation, arbitration or governmental investigation or proceeding) which Administrative Agent reasonably determines could materially and adversely affect the then present or prospective financial condition or operations of any Borrower or any Guarantor, the value, financial condition or operation of the any Project, or impair the ability of any Borrower or Guarantor to perform its obligations as and when required under any of the Loan Documents.
"Material Alteration": Has the meaning set forth in Section 5.26(a) hereof.
"Maturity Date": Means the Initial Maturity Date, subject to being extended as set forth in Section 2.8 and Section 2.9.
"Maximum Borrowing Base Leverage Ratio": Shall mean sixty-five percent (65%).
"Minimum Borrowing Base DSCR": Shall mean 1.25 to 1.

"Municipality": Means each county, city, town, or other district possessing corporate existence and its own governing body, in which any Project or any portion thereof is located.
"Net Operating Income": Shall mean the amount of (a) Gross Operating Income for the applicable period of time in question, less (b) the amount of Operating Expenses for such period of time, less (c) a replacement reserve equal to $0.25 per square foot for all of the Improvements consisting of office buildings and $0.10 per square foot for all Improvements consisting of industrial buildings.
"Net Proceeds": Has the meaning given to such term in the Security Instrument.
"New Borrower": Has the meaning set forth in Section 10.30(b).
"Non-Revolving Portion": Shall mean, at any time, and from time to time, fifty percent (50%) of the then Aggregate Commitment (as such Aggregate Commitment may increase or decrease pursuant to the terms of this Agreement).
"Non-U.S. Lender": Means a Lender that is not a United States person as defined in Section 7701(a)(30) of the Code.
"Notes": Means, collectively, the Promissory Notes executed and delivered by Borrowers to the order of each of the Lenders, substantially in the form of Exhibit I, as the same may be amended, restated, supplemented or replaced from time to time.
"Notice": Has the meaning given to such term in Section 10.7.
"Obligations": Means, collectively: (a) Borrowers' obligations for the payment of the Loan, including interest and other charges, all Fees and all Lender-Provided Swap Transactions (to the extent entered into by Borrower or secured by the Property); and (b) the payment and performance of each and every obligation of Borrower contained herein and in any other Loan Document, provided that "Obligations" excludes all Excluded Swap Obligations, Swap Transactions not secured by the collateral properties, and all obligations under the Indemnity and the Guaranties.
"OFAC": Means the U.S. Department of the Treasury's Office of Foreign Assets Control, and any successor thereto.
"One West Lease": Means that certain Lease entered into at the Domain Gateway Project by Domain Gateway I, LP, a Texas limited partnership, as Landlord, as predecessor in interest to KBSIII Domain Gateway, LLC, and OneWest Bank, FSB, a Federally Chartered Savings Bank, as Tenant, dated April 9, 2009 (as amended).
"One West Premises": Means that 173,962 square feet of office space specified in the One West Lease (as amended) located at the Domain Gateway Project.
"Operating Account": Means each account maintained by a Borrower with Administrative Agent into which the gross revenues from each Project are deposited.

"Operating Budget and Business Plan": Means a detailed listing of all anticipated annual income and expenses from and for managing, maintaining and operating each Project, prepared by Borrower or its agent and in form and substance acceptable to Administrative Agent.
"Operating Expenses": Shall mean any and all costs and expenses incurred in connection with the Projects then remaining encumbered by the Security Instruments during the applicable time period in question, including without limitation (a) taxes and assessments imposed upon the Projects payable by Borrower which are reasonably allocable to such time period, (b) bond assessments which are reasonably allocable to such time period, (c) insurance premiums for casualty insurance and liability insurance carried in connection with the Projects which are reasonably allocable to such time period, and (d) operating expenses incurred by Borrower for the management, operation, cleaning, leasing, maintenance and repair of the Projects which are reasonably allocable to such time period. Operating Expenses shall not include any interest, principal, loan fees, extension fees or other payments on the Loan or capital expenditures (such as building improvements, tenant improvements or leasing costs).
"Operating Statement": Means, for each Project, a current, detailed statement of income and expenses from and for managing, maintaining and operating the Land and the Improvements (or any portion thereof) pertaining to such Project, in form and substance acceptable to Administrative Agent, certified as true, correct and complete by the Borrower's advisor's account controller or any other authorized agent, and expressly showing all variations from the Operating Budget and Business Plan for the period covered thereby.
"Other Taxes": Means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.
"Participant": Has the meaning given such term in Section 10.11(a).
"Participant Register": Has the meaning given such term in Section 10.11(c).
"PATRIOT Act": Means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001), as amended from time to time, and any successor statute and any regulations promulgated thereunder.
"Pension Plan": Means each employee benefit plan covered by Title IV of ERISA whether now in existence or hereafter instituted, of Borrower or any ERISA Affiliate.
"Permitted Encumbrances": Means the Liens, charges and encumbrances on title to the Land listed on Schedule B-I to the Title Policy on the Closing Date and more particularly described on Exhibit C, and such other matters of title thereafter approved by Administrative Agent in writing. In no event will any mechanics', labor, materialmen's and other similar lien claims constitute Permitted Encumbrances.
"Person": Means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

"Post-Foreclosure Plan": Has the meaning given to such term in Section 9.9.
"Pricing Schedule": Means the schedule attached hereto identified as such.
"Prime Rate": Means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.
"Project" or "Projects": Means, individually and collectively as the context requires, the Initial Projects and the Additional Projects.
"Project Financing Statement": Means, collectively, each of the UCC-1 financing statements required by Administrative Agent in connection with the establishment and maintenance of the Loan.
"Property Management Agreement": Means, collectively, each Property Management Agreement entered into by and between a Borrower and Property Manager, as the same may be amended, restated, supplemented or modified from time to time.
"Property Manager": Means, collectively, each person or firm employed by a Borrower to provide property management services for the applicable Project. In addition to the Property Managers employed by Borrowers for the Projects as of the date hereof, Administrative Agent hereby approves of any of the following as Borrowers' Property Manager: (i) CB Richard Ellis, Inc., a Delaware corporation; (ii) PM Realty Group, L.P.; (iii) Transwestern; (iv) Jones Lang LaSalle; (v) Cassidy Turley; (vi) Cushman and Wakefield; and (vii) Hines.
"Pro Rata Share": Means, with respect to any Lender, a portion equal to a fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the "Pro Rata Share" of each Lender means the percentage obtained by dividing (a) the aggregate amount of the outstanding Advances of such Lender at such time by (b) the aggregate amount of the outstanding Advances of all Lenders at such time; and provided, further, that any outstanding Special Advance made by a Lender will be included in the determining the aggregate amount of outstanding Advances of such Lender pursuant to clause (a).
"Protective Advance": Means all sums expended by Administrative Agent in accordance with the provisions of Section 9.8 to (a) protect the priority, validity and enforceability of any lien on, and security interests in, any Collateral and the instruments evidencing and securing the Obligations, (b) prevent the value of any Collateral from being diminished, or (c) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken.
"PTE": Has the meaning given to such term in Section 9.24.
"Purchasers": Has the meaning set forth in Section 10.10(a).

"RCRA": Means the Solid Waste Disposal Act, as amended by the Resource Conservation Recovery Act and the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C. § 6901 et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.
"Register": Has the meaning given such term in Section 10.10(d).
"Related Party": Means any one or more of the following: (a) Guarantor, (b) an Affiliate of any Borrower or Guarantor, or (c) any of the shareholders, partners, members or other equity holders of any Borrower, Guarantor, and any Affiliate of any of the foregoing.
"Release": Means, without limitation, (a) any intentional, unintentional, knowing or unknowing presence, spilling, leaking, pumping, pouring, emitting, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing of any Hazardous Substance at, on or into the indoor or outdoor environment or otherwise in, onto, from or about the air, water (including surface waters and groundwater), soils, subsoils or any other surface or media on-site or off-site, and (b) the abandonment or discarding of barrels, drums, containers, underground tanks, or any other receptacles ever containing any Hazardous Substances.
"Rental Income": Shall mean the accrued rental income earned for the applicable period of time in question and paid (whether in the applicable period of time in question or another), excluding any adjustments for straight-line rents, above and below-market rent amortization, and lease incentive amortization by Borrower for the applicable period of time in question from the tenant leases of the Improvements which are then in effect (and as to which the tenants thereunder are paying rent); provided with respect to the Domain Gateway Project, starting as of the December 31, 2018 reporting period, income from the One West Lease shall not be included as rental income except to the extent one or more Lease (approved or deemed approved by Administrative Agent, to the extent such approval is required pursuant to the terms of Section 6.29 below) is executed that covers all or a portion of the One West Premises (and revenue will only be included for the portion of the One West Premises for which such new Lease(s) has/have been executed).
"Reprice Date": Means the first calendar day of each month. If the initial Advance occurs other than on the Reprice Date, then the initial one-month LIBOR Rate will be that one-month LIBOR Rate displayed on Reuters Screen LIBOR 01 Page at approximately 11:00 a.m. (London time) two (2) Business Days prior to the date of the initial Advance, which rate plus the Applicable Margin will be in effect until the next Reprice Date.
"Required Appraisal Standard": Means that, with respect to any appraisal, such appraisal must be: (a) ordered by and addressed to Administrative Agent, (b) prepared by a MAI licensed appraiser, engaged by Administrative Agent, (c) in conformance with the regulations promulgated by the appropriate federal regulatory agency pursuant to Section 1110 of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (12 U.S.C. § 3339), as amended from time to time, and the regulations thereunder, and (d) in form and substance satisfactory to Administrative Agent.

"Required Lenders": Lenders holding, in the aggregate, not less than sixty-six and two-thirds of one percent (66 ⅔%) of the Committed Amount or, if no such principal amount is then outstanding, not less than sixty-six and two-thirds of one percent (66 ⅔%) of the Commitment Percentages; provided, notwithstanding the foregoing, if at any time there are two or more Lenders, at least two Lenders holding an aggregate of not less than 66 ⅔% of the Committed Amount shall be required to constitute the Required Lenders. The Commitments and Pro Rata Shares of the Loan of any Defaulting Lender(s) will be disregarded in determining Required Lenders at any time.
"Restricted Party": Means each Borrower, Guarantor, and any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner, of any Borrower or Guarantor, from time to time.
"Revolving Portion": Shall mean, at any time, and from time to time, that portion of the then Aggregate Commitment that is not the Non-Revolving Portion.
"Risk-Based Capital Guidelines": Means (a) the risk-based capital guidelines in effect in the United States on the Closing Date, including transition rules, and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States including transition rules, and any amendments to such regulations adopted prior to the Closing Date.
"Sanctions": Means sanctions administered or enforced from time to time by the U.S. government, including those administered by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority.
Sanctioned Country: Means, at any time, any country or territory which is itself the subject or target of any comprehensive Sanctions.
Sanctioned Person: Means, at any time, (a) any Person or group listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, (b) any Person or group operating, organized or resident in a Sanctioned Country, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, or (d) any Person owned 50% or more, directly or indirectly, by any of the above.
"Second Option Maturity Date": Has the meaning given to such term in Section 2.9.
"Security Instrument": Means, individually and collectively as the context may require, each first priority mortgage, deed of trust, deed to secure debt with assignment of leases or similar security agreement, executed and delivered by a Borrower as security for the Obligations which encumbers a Project, as the same may be amended, restated, supplemented or modified from time to time.
"Security Interest": Means any lien, pledge, mortgage, encumbrance, charge or security interest of any kind whatsoever (including the lien or retained security title of a conditional vendor) whether arising under a security instrument or as a matter of law, judicial process or otherwise or the agreement by any Borrower, Guarantor, any of its or their Subsidiaries, or any other Person, to grant any lien, security interest or pledge, mortgage or encumber any asset.
"Special Advance": Has the meaning given to such term in Section 9.23.
"Subsidiary": Means, with respect to any Person, (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which is at the time owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which is at the time so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" means the respective Subsidiaries of each Borrower.
"Survey": Means each survey of the Land and the Improvements, as applicable, certified in a manner acceptable to Administrative Agent, and otherwise in form and substance satisfactory to Administrative Agent.
"Swap Counterparty": Means a Lender or an Affiliate of a Lender, in its capacity as counterparty under any Lender-Provided Swap Transaction.
"Swap Obligations": Means all obligations and liabilities of Borrower to any Swap Counterparty under any Lender-Provided Swap Transaction.
"Swap Transaction": Means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, including any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement, including any such obligations or liabilities under any such master agreement.
"Taxes": Means any and all present or future taxes, duties, levies, imposts, deductions, fees, assessments, charges or withholdings, and any and all liabilities with respect to the foregoing, including interest, additions to tax and penalties applicable thereto.
"Title Company": Means Commonwealth Land Title Insurance Company.

"Title Policy": Means each ALTA extended coverage mortgagee's title insurance policy (ALTA Loan Policy 2006 Loan Policy of Title Insurance (without further modification, revision or amendment to Covered Risk 11(a) thereunder (relating to mechanics lien coverage)), or equivalent, or other form satisfactory to Administrative Agent), with such endorsements as Administrative Agent may require, issued by the Title Company in the amount of the Loan insuring the lien of each Security Instrument to be a first and prior lien upon its respective Project as security for all Advances of the Loan pursuant to the terms of this Agreement subject only to the Permitted Encumbrances and insuring against any lien claims that could arise out of the construction of any Improvements, including, without limitation, all mechanics', labor, materialmen's and other similar lien claims.
"Treasury Rate": Means the yields reported, as of 10:00 a.m. (New York time) on any Business Day (hereinafter defined), on the display designated as "Page 678" on the Telerate Data Service (or such other display as may replace Page 678 on the Telerate Data Service) for actively traded U.S. Treasury securities having a maturity equal to ten (10) years, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the latest Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the applicable Business Day, in Federal Reserve statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to ten (10) years. Such implied yield shall be determined, if necessary, by (i) converting U.S. Treasury bill quotations from bond‑equivalent yields in accordance with accepted financial practice, and (ii) interpolating linearly between reported yields. The term "Business Day" as used in this paragraph means a day on which banks are open for business in New York, New York.
"UCC": Means the Uniform Commercial Code enacted in the State of California or, as applicable, the Uniform Commercial Code enacted in the applicable jurisdiction, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.
"UETA": Means the Uniform Electronic Transactions Act as in effect in the State of California, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time.
"Undisclosed Administration": Means in relation to a Lender the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable Law requires that such appointment is not to be publicly disclosed.
"U.S. Bank": Has the meaning given to such a term in the introductory paragraph hereof.
"Write-Down and Conversion Powers": Means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2    Singular and Plural Terms. Any defined term used in the plural in any Loan Document refers to all members of the relevant class and any defined term used in the singular refers to any number of the members of the relevant class.
Section 1.3    Accounting Principles. Any accounting term used and not specifically defined in any Loan Document will be construed in conformity with, and all financial data required to be submitted under any Loan Document must be prepared in conformity with GAAP or in accordance with such other principles or methods as are consistently applied and are reasonably acceptable to Administrative Agent.
Section 1.4    References and Other Terms. Any reference to any Loan Document or other document includes such document both as originally executed and as it may from time to time be amended, restated, supplemented or modified. References herein to Articles, Sections and Exhibits will be construed as references to this Agreement unless a different document is named. References to subparagraphs will be construed as references to the same Section in which the reference appears. The term "document" is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" mean "including (include) without limitation". The terms "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refers to this Agreement as a whole and not to any particular provision of this Agreement.
Section 1.5    Exhibits Incorporated. All exhibits to this Agreement, as now existing and as the same may from time to time be modified, are incorporated herein by this reference.
Section 1.6    Inconsistency. In the event of any inconsistency between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement govern (provided that, notwithstanding anything that may be construed to the contrary herein, all obligations of Borrower and Guarantor under the Indemnity and all obligations of Guarantor under the Guaranties are not secured by the Security Instrument).
ARTICLE II
LOAN
Section 2.1    Principal.
(a)    Subject to the terms and conditions hereof, the Lenders severally agree to lend to Borrowers (each in accordance with their Pro Rata Shares) and Borrowers jointly and severally agree to borrow from the Lenders, the proceeds of the Loan, from time to time in accordance with the terms hereof until the Maturity Date; provided, however, (i) no Lender will be required to fund more than such Lender's respective Commitment and (ii) the aggregate amount of all Advances may not exceed, at any time, the then applicable Availability Amount (taking into account changes in the Aggregate Commitment and the Borrowing Base Amount, as provided in this Agreement). In no event will the Lenders be obligated hereunder to lend to Borrowers more than Borrowers have qualified to receive under the terms of this Agreement. Should the outstanding principal balance of the Loan ever, at any time, exceed the then applicable Availability Amount, Borrowers shall pay down the outstanding principal amount of the Loan in accordance with Section 6.32 so that such outstanding principal balance is equal to or lesser than the Availability Amount. As of the date hereof, the Aggregate Commitment is $215,000,000 and the initial Revolving Portion is $107,500,000, and the Non-Revolving Portion is initially $107,500,000. Amounts borrowed under the Revolving Portion and repaid can be reborrowed, subject to the satisfaction of the terms and conditions set forth in this Agreement. The Non-Revolving Portion may not be repaid and reborrowed.
(b)    All Advances made by the Lenders will be evidenced by the Notes. The entire principal balance of each of the Notes will mature and be payable on the Maturity Date.
(c)    Administrative Agent will enter in its records the amount of each Advance, the rate of interest borne on each Advance, and the payments of the principal balance received by Administrative Agent, for the benefit of itself and the Lenders, and such records will be conclusive evidence of the subject matter thereof, absent manifest error.
(d)    On the Maturity Date, the entire principal amount of the Loan, and all accrued and unpaid interest, and all other sums owing under the Loan Documents not otherwise paid when due, shall be immediately due and payable in full.
(e)    Borrowers shall use the proceeds of the Loan solely for working capital, capital expenditures, real property acquisitions and other lawful corporate purposes (and in no event shall any proceeds of the Loan be used for personal, family or household purposes).
Section 2.2    Interest.
(a)    Borrowers will pay interest on the outstanding principal balance of each Advance computed at the Loan Rate. Interest at the Loan Rate will accrue on each and every Advance from and including the date it is made by the Lenders and to but excluding the date such Advance is repaid in the manner specified herein. Interest on each Advance computed at the Loan Rate will be payable, as accrued, on the first day of each calendar month, commencing on the first day of the next calendar month following the calendar month in which such Advance is made hereunder, and all unpaid, accrued interest must be paid in full at the time all Advances are paid in full. Interest on all Advances and fees will be calculated for actual days elapsed on the basis of a 360-day year, except that interest computed by reference to the Alternate Base Rate will be calculated for actual days elapsed on the basis of a 365/366‑day year.
(b)    [Intentionally Deleted.]
(c)    If any Event of Default has occurred and is continuing, then the aggregate amount of all outstanding Advances and, to the extent permitted by law, all accrued and unpaid interest in respect thereof, and any other amounts due pursuant to the Loan Documents, will with respect to any Event of Default that occurs under Section 8.1(h), and will, with respect to any other Event of Default, at the option of the Required Lenders and without notice to Borrowers, accrue interest at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.
(d)    In the event that the interest and/or charges in the nature of interest, if any, provided for by this Agreement or by any other Loan Document, contravenes a legal or statutory limitation applicable to the Loan, if any, Borrowers will pay only such amounts as would legally be permitted; provided, however, that if the defense of usury and all similar defenses are unavailable to Borrowers, Borrowers will pay all amounts provided for herein. If, for any reason, amounts in excess of the amounts permitted in the foregoing sentence have been paid, received, collected or applied hereunder, whether by reason of acceleration or otherwise, then, and in that event, any such excess amounts will be applied to principal, unless principal has been fully paid, in which event such excess amount will be refunded to Borrowers.
Section 2.3    Payments.
(a)    All payments and prepayments of principal, interest, fees, expenses and other Obligations under the Loan Documents payable to Administrative Agent or the Lenders must be made, without deduction, setoff, or counterclaim, in immediately available funds on the dates due, to Administrative Agent at the office specified opposite its signature below, or at any other Lending Installation of Administrative Agent specified in writing by Administrative Agent to Borrowers. Each payment delivered to Administrative Agent for the account of any Lender must be delivered promptly by Administrative Agent to such Lender at its address opposite its signature below or any Lending Installation specified in a notice received by Administrative Agent from such Lender. Whenever any payment to be made hereunder or under any other Loan Document is stated to be due on a day which is not a Business Day, such payment must be made on the next succeeding Business Day and such extension of time will be included in the computation of any interest or fees. Borrowers authorize Administrative Agent to charge Borrowers' debt service account maintained at U.S. Bank for the amount of any payment under the Loan or other amount owing pursuant to any of the other Loan Documents.
(b)    After an Event of Default has occurred, all amounts received by Administrative Agent will be applied by Administrative Agent in accordance with Section 8.3 hereof.
(c)    Any Net Proceeds received by Administrative Agent which Administrative Agent is not required to make available to Borrowers in accordance with the Security Instrument will be applied by Administrative Agent in such amounts, order and priority as the Required Lenders determine in their discretion, subject to Section 9.19 hereof.
(d)    Notwithstanding anything to the contrary set forth above in this Section 2.3, Excluded Swap Obligations with respect to any Guarantor may not be paid with amounts received from such Guarantor or its assets.
(e)    Unless Borrowers notify Administrative Agent prior to the date on which it is scheduled to make a payment to Administrative Agent of a payment of principal, interest or fees to Administrative Agent for the account of the Lenders, that Borrowers will not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but is not obligated to, make the amount of such payment available to Lenders in reliance upon such assumption. If Borrowers have not in fact made such payment to Administrative Agent, any Lender receiving such payment will, on demand by Administrative Agent, repay to Administrative Agent the amount so distributed to such Lender with interest thereon in respect of each day during the period commencing on the date such amount was distributed by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
Section 2.4    Prepayment. The unpaid principal balance of the Loan and accrued interest thereon may be prepaid in full or in part, without premium or penalty (other than as specified below), upon not less than two (2) Business Days' prior written notice to Administrative Agent given in accordance with the terms hereof. Each notice must specify the date of prepayment and the principal amount of the prepayment. Promptly following receipt of any such notice, Administrative Agent will advise the Lenders of the contents thereof. Subject to Section 9.19, any partial prepayment will be made for the account of the Lenders pro rata in accordance with their respective Pro Rata Shares and reduce (in the case of a paydown of the Non-Revolving Portion) each Lender's Commitment by such Lender's Pro Rata Share of a like amount. Notwithstanding anything else in this Agreement to the contrary, in all events, Borrowers must pay Libor Breakage Costs, all sums payable under Section 2.13 hereof and all other costs relating to the Loan.
Section 2.5    Regulatory Change; Conversion of Interest Rate.
(a)    If (i) Administrative Agent or the Required Lenders determine (which determination will be conclusive in the absence of manifest error) (x) that deposits of a type and maturity appropriate to match fund Advances at the LIBOR Based Rate are not available to the Lenders in the relevant market, or (y) that the interest rate applicable to Advances at the LIBOR Based Rate is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining LIBOR Based Rate Advances, the Lenders will be under no obligation to, and will not, make any additional Advances at the LIBOR Based Rate or continue any Advances at the LIBOR Based Rate, and (ii) any Lender determines (which determination will be conclusive in the absence of manifest error) that it is unlawful to make or maintain Advances at the LIBOR Based Rate, such Lender will promptly notify Borrowers thereof (with a copy of such notice to Administrative Agent) and such Lender's obligation to make or continue any Advances at the LIBOR Based Rate will be suspended until such time as such Lender may again make Advances at the LIBOR Based Rate. If any obligation of any Lender to make or continue Advances at the LIBOR Based Rate has been suspended pursuant to clause (i) or (ii) above, then during the existence of such circumstances, the interest rate applicable to such Lender's Advances will be determined based upon the Base Rate.
(b)    Notwithstanding the foregoing, in the event Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.5(a)(i)(y) have arisen and such circumstances are unlikely to be temporary, (ii) ICE Benchmark Administration (or any Person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in Dollars, or (iii) the supervisor for the administrator of the interest settlement rate described in Section 2.5(a)(i)(y) or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then Administrative Agent and Borrowers shall seek to jointly agree upon an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and Administrative Agent and

Borrowers shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 10.12, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 2.5(b), all new Advances shall bear interest at the Base Rate. If the alternate rate of interest determined pursuant to this Section 2.5(b) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
(c)    If, on or after the date of this Agreement, there occurs any Change which:
(i)    subjects any Lender or any applicable Lending Installation or Administrative Agent to any Taxes (other than with respect to Indemnified Taxes, Excluded Taxes, and Other Taxes), or changes the basis of taxation of payments (other than with respect to Excluded Taxes) in respect of its loans hereunder, or participations therein, or
(ii)    imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to the Advances), or
(iii)    imposes any other condition (other than Taxes) the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its loans hereunder, or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its loans hereunder, or participations therein, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of the loans hereunder, or participations therein held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to any Lender or applicable Lending Installation, as the case may be, of making or maintaining its loans hereunder or Commitment or to reduce the return received by any Lender or applicable Lending Installation, as the case may be, in connection with such loans or Commitment, or participations therein, then, within 15 days of demand by Administrative Agent (for the benefit of such Lender), Borrowers must pay to Administrative Agent (for the benefit of such Lender), such additional amount or amounts (as determined by such Lender, which amounts will, in the absence of manifest error, be conclusive and binding upon Borrowers) as will compensate such Lender for such increased cost or reduction in amount received. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.5(c) will not constitute a waiver of such Lender's right to demand such compensation; provided that Borrowers will not be required to compensate such Lender pursuant to this Section 2.5(c) for any increased costs or reductions suffered more than 270 days prior to the date that such Lender notifies Borrowers of the Change giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further, that if the Change giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above will be extended to include the period of retroactive effect thereof.
Section 2.6    Changes in Capital Adequacy Regulation. If a Lender determines that the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Installation of such Lender, or any corporation or holding company controlling such Lender, is increased as a result of (i) a Change or (ii) any change after the Closing Date in the Risk-Based Capital Guidelines, then, within 15 days of demand by the Administrative Agent for the benefit of such Lender, Borrowers must pay the Administrative Agent for the benefit of such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital or liquidity which such Lender determines is attributable to this Agreement, its outstanding credit exposure or its commitment to make loans, hereunder (after taking into account Lender's policies as to capital adequacy or liquidity). Failure or delay on the part of such Lender to demand compensation pursuant to this Section 2.6 will not constitute a waiver of such Lender's right to demand such compensation; provided that Borrowers will not be required to compensate any Lender pursuant to this Section 2.6 for any shortfall suffered more than 270 days prior to the date that such Lender notifies Borrowers of the Change or change in the Risk-Based Capital Guidelines giving rise to such shortfall and of such Lender's intention to claim compensation therefor; provided further, that if the Change or change in Risk-Based Capital Guidelines giving rise to such shortfall is retroactive, then the 270-day period referred to above will be extended to include the period of retroactive effect thereof.
Section 2.7    Fees. In addition to the interest and other consideration to Administrative Agent and the Lenders herein, Borrowers agree to pay to Administrative Agent the Fees, as and when due in accordance with the terms of the Loan Documents. No termination or reduction of the Commitments and no failure of Borrowers to satisfy the conditions set forth in Article III will entitle Borrowers to a refund of any portion of such Fees.
Section 2.8    First Extension of Maturity Date. At the option of Borrowers, the Initial Maturity Date may be extended for a period of twelve (12) months to November 1, 2022 (the "First Option Maturity Date") if all of the following conditions are satisfied, in the discretion of Administrative Agent, as to such extension:
(a)    Borrowers have given written notice of their request for an extension to Administrative Agent by no earlier than 120 days and by no later than 45 days prior to the Initial Maturity Date;
(b)    On or prior to the Initial Maturity Date, Borrowers pay to Administrative Agent the Extension Fee, for the ratable benefit of the Lenders, and all other Fees due and payable to Administrative Agent hereunder and under the other Loan Documents, together with all costs and expenses incurred by or on behalf of Administrative Agent in connection with such extension, including appraisal fees, internal or external appraisal review fees, inspection fees, legal fees, survey costs, costs of environmental studies and reports, and such other professional services, any of which Administrative Agent requires or are deemed necessary by Administrative Agent pursuant to Administrative Agent's or any Lender's internal policies or pursuant to applicable Laws, rules or regulations; the payment by Borrowers of these costs and expenses will not be credited, in any way or to any extent, against any portion of the outstanding balance of the Loan;
(c)    As of the date of request and on the Initial Maturity Date there exists no Default or Event of Default;
(d)    As of the Initial Maturity Date, the outstanding principal balance of the Loan shall not exceed the then current Availability Amount (based on evidence satisfactory to Administrative Agent, including updated Appraisals of the Projects commissioned by Administrative Agent and approved by Administrative Agent and Lenders); provided, however, if the outstanding principal balance of the Loan exceeds the then current Availability Amount, Borrower may pay down the outstanding principal balance of the Loan prior to the Initial Maturity Date to an amount equal to or less than the Availability Amount;
(e)    Borrower shall be in compliance with the financial covenants contained in the Loan Documents; Guarantor shall be in compliance with all of the financial covenants set forth in the Guaranty, and Administrative Agent shall have received a certificate from Guarantor certifying such compliance and such other information reasonably required by Administrative Agent to confirm that Guarantor is in compliance with such financial covenants to the extent such information is required pursuant to Section 6.15 below;
(f)    Intentionally deleted; and
(g)    Borrowers cause to be delivered to Administrative Agent, for the benefit of itself and the Lenders, at Borrowers' expense, an endorsement to or reissuance of the Title Policy bringing current the effective date of such coverage and stating that the coverage afforded by the Title Policy is not affected because of such extension, subject only to the Permitted Encumbrances.
In the event that, for any reason, Borrowers fail to satisfy all of the foregoing conditions, the Loan will mature and be due and payable in full on the Initial Maturity Date.
Section 2.9    Second Extension of Maturity Date. At the option of Borrowers, the First Option Maturity Date may be extended for a period of twelve (12) months to November 1, 2023 ("Second Option Maturity Date") if all of the following conditions are satisfied, in the discretion of Administrative Agent, as to such extension:
(a)    Borrowers have given written notice of their request for an extension to Administrative Agent by no earlier than 120 days and by no later than 45 days prior to the First Option Maturity Date;
(b)    On or prior to the First Option Maturity Date, Borrowers pay to Administrative Agent the Extension Fee, for the ratable benefit of the Lenders, and all other Fees due and payable to Administrative Agent hereunder and under the other Loan Documents, together with all costs and expenses incurred by or on behalf of Administrative Agent in connection with such extension, including appraisal fees, internal or external appraisal review fees, inspection fees, legal fees, survey costs, costs of environmental studies and reports, and such other professional services, any of which Administrative Agent requires or are deemed necessary by Administrative

Agent pursuant to Administrative Agent's or any Lender's internal policies or pursuant to applicable Laws, rules or regulations; the payment by Borrowers of these costs and expenses will not be credited, in any way or to any extent, against any portion of the outstanding balance of the Loan;
(c)    As of the date of request and on the First Option Maturity Date there exists no Default or Event of Default;
(d)    As of the First Option Maturity Date, the outstanding principal balance of the Loan shall not exceed the then current Availability Amount (based on evidence satisfactory to Administrative Agent, including updated Appraisals of the Projects commissioned by Administrative Agent and approved by Administrative Agent and Lenders); provided, however, if the outstanding principal balance of the Loan exceeds the then current Availability Amount, Borrower may pay down the outstanding principal balance of the Loan on or prior to the First Option Maturity Date to an amount equal to or less than the Availability Amount;
(e)    Borrower shall be in compliance with the financial covenants contained in the Loan Documents; Guarantor shall be in compliance with all of the financial covenants set forth in the Guaranty, and Administrative Agent shall have received a certificate from Guarantor certifying such compliance and such other information reasonably required by Administrative Agent to confirm that Guarantor is in compliance with such financial covenants to the extent such information is required pursuant to Section 6.15 below;
(f)    Intentionally deleted; and
(g)    Borrowers cause to be delivered to Administrative Agent, for the benefit of itself and the Lenders, at Borrowers' expense, any endorsements to or reissuance of the Title Policy bringing current the effective date of such coverage and stating that the coverage afforded by the Title Policy is not affected because of such extension, subject only to the Permitted Encumbrances.
In the event that, for any reason, Borrowers fail to satisfy all of the foregoing conditions, the Loan will mature and be due and payable in full on the First Option Maturity Date.
Section 2.10    Taxes.
(a)    Any and all payments by or on account of any obligation of any Borrower under any Loan Document must be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of any applicable withholding agent) requires the deduction or withholding of any Tax from any such payment, then the applicable withholding agent will be entitled to make such deduction or withholding and will timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax or Other Tax, then the sum payable by any Borrower will be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.10) the applicable Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)    Borrowers must timely pay to the relevant Governmental Authority in accordance with applicable Law or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    Borrowers will jointly and severally indemnify the Lender or Administrative Agent, within 15 days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.10) payable or paid by such Lender or Administrative Agent or required to be withheld or deducted from a payment to such Lender or Administrative Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, will be conclusive absent manifest error.
(d)    Each Lender will severally indemnify Administrative Agent, within 15 days after demand therefor, for (i) any Indemnified Taxes and Other Taxes attributable to such Lender (but only to the extent that Borrowers have not already indemnified Administrative Agent for such Indemnified Taxes and Other Taxes and without limiting the obligation of Borrowers to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 10.11(c) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent will be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this paragraph (d).
(e)    As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 2.10, Borrowers must deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
(f)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document will deliver to Borrowers and Administrative Agent, at the time or times reasonably requested by Borrowers or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrowers or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrowers or Administrative Agent, will deliver such other documentation prescribed by applicable Law or reasonably requested by Borrowers or Administrative Agent as will enable Borrowers or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.10(f)(i)(A), (i)(B) and (i)(D) below) will not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(i)    Without limiting the generality of the foregoing,
(A)    any Lender that is a United States Person for U.S. federal income Tax purposes will deliver to Borrowers and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrowers or Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)    any Non-U.S. Lender will, to the extent it is legally entitled to do so, deliver to Borrowers and Administrative Agent (in such number of copies as is requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrowers or Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Non-U.S. Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such Tax treaty;
(2)    executed copies of IRS Form W-8ECI;
(3)    in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" related to any Borrower as described in Section 881(c)(3)(C) of the Code and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
(4)    to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable.
(C)    any Non-U.S. Lender will, to the extent it is legally entitled to do so, deliver to Borrowers and Administrative Agent (in such number of copies as is requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrowers or Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit Borrowers or Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender will deliver to Borrowers and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrowers or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrowers or Administrative Agent as may be necessary for Borrowers and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" includes any amendments made to FATCA after the date of this Agreement.
(ii)    Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it will update such form or certification or promptly notify Borrowers and Administrative Agent in writing of its legal inability to do so.
(g)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.10 (including by the payment of additional amounts pursuant to this Section 2.10), it will pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.10 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, will repay to such indemnified party the amount paid over pursuant to this Section 2.10(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.10(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.10(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph may not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)    Each party's obligations under this Section 2.10 survives the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
Section 2.11    Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity.
(a)    Each Lender may book its Advances at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement will apply to any such Lending Installation and the Loan and any Notes issued hereunder will be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to Administrative Agent and Borrowers in accordance with Section 10.7, designate replacement or additional Lending Installations through which Advances will be made by it and for whose account Loan payments are to be made.
(b)    To the extent reasonably possible, each Lender will designate an alternate Lending Installation with respect to its Advances to reduce any liability of Borrowers to such Lender under Sections 2.5(b), 2.6 and 2.10 or to avoid the unavailability of Advances as LIBOR Rate Advances pursuant to Section 2.5(a), so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender will deliver a written statement of such Lender to Borrowers (with a copy to Administrative Agent) as to the amount due, if any, under Section 2.5, 2.6 or 2.10. Such written statement must set forth in reasonable detail the calculations upon which such Lender determined such amount and will be final, conclusive and binding on Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with an Advance will be calculated as though each Lender funded its Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the LIBOR Based Rate applicable to such Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender will be payable within ten (10) Business Days after receipt by Borrowers of such written statement. The obligations of Borrowers under Sections 2.5, 2.6 and 2.10 will survive payment of the Obligations and termination of this Agreement.
Section 2.12    Replacement of Lender. If Borrowers are required pursuant to Sections 2.5(b), 2.6 or 2.10 to make any additional payment to any Lender or if any Lender's obligation to make or continue any Advances at the LIBOR Based Rate will be suspended pursuant to Section 2.5(a) or if any Lender defaults in its obligation to make its portion of an Advance or declines to approve an amendment or waiver that is approved by the Required Lenders or otherwise becomes a Defaulting Lender (any Lender so affected an "Affected Lender"), Borrowers may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement with another bank or other entity which is reasonably satisfactory to Borrowers and Administrative Agent, provided that no Default or Event of Default exists at the time of such replacement, and provided further that, concurrently with such replacement, (i) such other bank or entity will not suffer from and is not impacted by the issue or event causing the replacement of the Affected Lender, will agree, as of such date, to purchase for cash at par the Advances and other Obligations due to the Affected Lender under this Agreement and the other Loan Documents pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 10.10 applicable to assignments, and (ii) Borrowers will pay to Administrative Agent (for the benefit of) such Affected Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 2.5(b), 2.6 or 2.10.

Section 2.13    Indemnification of Administrative Agent and the Lenders. Except for a failure caused by Administrative Agent's default, Borrowers shall indemnify Administrative Agent and Lenders against any and all Libor Breakage Costs that Administrative Agent and/or Lenders may sustain or incur. Administrative Agent shall provide to Borrower a statement, signed by an officer of Administrative Agent, explaining any such Libor Breakage Costs, and setting forth, if applicable, the computations used to determine such Libor Breakage Costs, which shall be conclusive and binding on Borrowers, absent manifest error. All such Libor Breakage Costs shall be payable by Borrowers to Administrative Agent within ten (10) Business Days of demand by Administrative Agent. Borrowers hereby expressly waive any rights they may have under California Civil Code Section 2954.10, or otherwise, to prepay any portion of the Loan without penalty or Libor Breakage Costs. By initialing this provision in the space provided below, Borrowers hereby declare that the Administrative Agent and Lenders' agreement to make the subject Loan at the interest rate and for the term set forth in this Agreement constitutes adequate consideration, given individual weight by Borrowers, for this waiver and agreement.
BORROWERS' INITIALS: /s/CJS /s/CJS /s/CJS /s/CJS

Section 2.13

ARTICLE III
CONDITIONS TO CLOSING AND ADVANCES
Section 3.1    No Obligation to Close or Advance. No Lender is required to make any Advance until all of the requirements and conditions set forth in this Article III have been completed and fulfilled to the satisfaction of Administrative Agent in its discretion, at Borrowers' sole cost and expense. At any time from and after the Closing Date through and including the day immediately prior to the Maturity Date (the "Availability Period"), provided that all of the terms and conditions set forth in this Article III have been satisfied or waived in writing by Administrative Agent, Borrowers shall have the right to request and receive, from time to time, an additional Advance of the Loan in connection with any Revolving Portion of the Loan or any Additional Project Request in an amount, when added to the existing outstanding principal balance of the Loan, does not exceed the then existing Availability Amount.
Section 3.2    Conditions to Closing.
(a)    On or before the Closing Date, Borrowers must provide to Administrative Agent each of the following relating to the Land and the existing Improvements, in form and substance acceptable to Administrative Agent:
(i)    For each of the Initial Projects, a pro forma Title Policy, or a marked-up commitment to issue the Title Policy, signed by an officer of the Title Company, in form and substance satisfactory to Administrative Agent and including all endorsements as required by Administrative Agent, and satisfactory reinsurance agreements to the extent required by Administrative Agent. All title insurance premiums in connection with the issuance of the Title Policy must be paid at Closing by Borrowers. The Title Company must provide priority insurance over all possible mechanics' lien claims, including, for purposes of clarification, unmodified 'Covered Risk 11(a)' coverage as set forth in the ALTA extended coverage mortgagee's title insurance policy (ALTA Loan Policy 2006 Loan Policy of Title Insurance).
(ii)    One copy of the Survey for each of the Initial Projects.
(iii)    The Environmental Report for each of the Initial Projects, showing that no remedial environmental action is recommended or required and other information produced in connection with any soil tests, chemical tests, materials tests and other tests and analyses as are reasonably required to confirm, with relative certainty, the absence of toxic or hazardous substances. Each Environmental Report shall also specify whether or not any environmental assessment, study or statement with respect to the Initial Project covered thereby is required by any Governmental Authority. If such assessment, study or statement is so required for any Initial Project, Borrowers shall provide a copy thereof to Administrative Agent, and, if none is so required, Borrowers shall provide Administrative Agent with an appropriate declaration of environmental nonsignificance relating to such Initial Project, if available in the jurisdiction in which such Initial Project is located.
(iv)    Evidence that all insurance required pursuant to Section 6.8 is in place.

(v)    Administrative Agent shall have received a report as to whether or not any portion of the Land and the Improvements is in a federally designated flood hazard area and, if any improvements thereon are in a federally designated flood hazard area, evidence of the maintenance of flood insurance as may be required by applicable Law.
(vi)    Administrative Agent shall have completed its flood review process, and received evidence of compliance, satisfactory to Administrative Agent in Administrative Agent's sole discretion, with Administrative Agent's requirements, policies and procedures with respect to flood-related matters.
(vii)    Written evidence regarding zoning and building code compliance for the Land and the Improvements in form and content acceptable to the Title Company to issue an unqualified ALTA 3-series Title Policy endorsement in form and substance satisfactory to Administrative Agent.
(viii)    A copy of each noncancelable agreement relating to the management, operation or maintenance of each Project.
(ix)    A proposed Operating Budget and Business Plan for each Project for the current year of operation.
(b)    On or before the Closing Date, Borrowers must provide to Administrative Agent each of the following relating to each Borrower, Guarantor and such other Persons identified below, in form and substance acceptable to Administrative Agent:
(i)    A copy of each Borrower's Organizational Documents, certified as true, correct and complete by an officer of such Borrower authorized to do so, together with (i) a current certificate of good standing (or equivalent) from the Secretary of State of the state in which such Borrower was organized (and from the Secretary of State of the state where the Land is located, if different from the jurisdiction in which such Borrower was organized), and (ii) resolutions and/or consents of those parties necessary to authorize the transaction contemplated hereby.
(ii)    A copy of Guarantor's Organizational Documents, certified as true, correct and complete by an officer of Guarantor authorized to do so, together with (i) a current certificate of good standing (or equivalent) from the jurisdiction in which Guarantor was organized, and (ii) resolutions and/or consents of those parties necessary to authorize the transaction contemplated hereby.
(iii)    A copy of the managing member's Organizational Documents for each Borrower, certified as true, correct and complete by an officer of such managing member authorized to do so, together with (i) a current certificate of good standing (or equivalent) from the Secretary of State of the state in which such managing member was organized (and from the Secretary of State of the state where the Land is located, if different from the jurisdiction in which such managing member was organized), and (ii) resolutions and/or consents of those parties necessary to authorize the transaction contemplated hereby.

(iv)    The most current available financial statements of each Borrower and Guarantor, signed and certified as true, correct and complete in all material respects by an authorized signatory.
(v)    The payment of all applicable Fees, including without limitation, those referenced in the Fee Letter.
(c)    On or before the Closing Date, Borrowers must execute and deliver (or cause to be executed and delivered) to Administrative Agent, the Loan Documents (as applicable) and such other documents as Administrative Agent may require, in form and substance acceptable to Administrative Agent and to its counsel, in their sole discretion, to evidence and secure the Loan. Administrative Agent may designate which of the Loan Documents are to be placed of record or filed, the order of recording or filing thereof, and the offices in which the same are to be recorded or filed. Borrowers must cooperate with Administrative Agent's recordation and filing requirements, and may in no event take any action in contravention thereof. Borrowers must pay all documentary, intangible, recording, filing and/or registration taxes and/or fees due upon the Notes, the Security Instrument, the financing statement and/or the other Loan Documents.
(d)    On the Closing Date, Administrative Agent must receive from outside counsel for Borrowers and Guarantor, one or more current written opinions, in form and substance acceptable to Administrative Agent, addressed to Administrative Agent, in its capacity as Administrative Agent, covering matters such as due formation, authorization, execution and delivery of the Loan Documents and enforceability of the Loan Documents.
(e)    KYC Information.
(i)    Upon the reasonable request of any Lender made at least ten (10) Business Days prior to the Closing Date, Borrowers must have provided to such Lender the documentation and other information so requested in connection with applicable "know your customer" and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Closing Date.
(ii)    At least five days prior to the Closing Date, if any Borrower qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, each such Borrower must deliver a Beneficial Ownership Certification in relation to such Borrower.
(f)    On or before the Closing Date, Administrative Agent must receive all other agreements, documents and/or exhibits which may be required, in Administrative Agent's judgment, to assure compliance with the requirements of this Agreement and the other Loan Documents.
(g)    On or before the Closing Date, Administrative Agent and the Lenders shall have completed their due diligence of Borrowers, Guarantor and the Initial Projects and received full credit approval with respect to the transaction.
(h)    Receipt and approval by Administrative Agent of the Environmental Insurance Policy covering the Initial Projects.

Section 3.3    Conditions Precedent to Initial Advance. As a condition precedent to the initial Advance by the Lenders:
(a)    Borrowers must have satisfied: (i) all of the conditions to closing set forth in Section 3.2, unless expressly waived by Administrative Agent in writing; and (ii) all other conditions for an Advance set forth in Section 3.4 and in Article IV; and
(b)    Borrowers must have provided to Administrative Agent the following, or satisfied the following conditions, which must be in form and substance acceptable to Administrative Agent:
(i)    Written evidence that the Title Company has recorded each of the Security Instruments pertaining to each of the Initial Projects in a first lien position against each of such Projects, and that the Title Company has issued or is irrevocably committed to issue the Title Policy pertaining to each such Security Instrument insuring the same;
(ii)    Written evidence that the Project Financing Statements pertaining to each Borrower and Project have been filed with the Secretary of State, or other appropriate office, to perfect the lien on all personal property described in each Security Agreement as collateral for the Loan in a first lien position;
(iii)    evidence that all insurance required pursuant to Section 6.8 has been obtained and is being maintained;
(iv)    Borrowers have established the Operating Account;
(v)    Any other documents and assurances as Administrative Agent may reasonably request.
Section 3.4    Conditions Precedent to All Advances. Each Advance by the Lenders (including the initial Advance) is subject to the satisfaction of the following conditions precedent as determined by Administrative Agent:
(a)    Borrowers must deliver or cause to be delivered to Administrative Agent the following documents in connection with each Advance, in form and substance satisfactory to Administrative Agent:
(i)    [Intentionally Deleted];
(ii)    If requested by Administrative Agent in connection with any advance, Borrower shall provide to Administrative Agent one or more endorsements (to the full extent available) to and continuation of each Title Policy, showing that there have been no mechanic's or materialmen's liens or other liens filed since the date of the issuance of such Title Policy, ensuring that each additional Advance shall be secured by the Security Instruments in a first lien position, subject to no other liens or title exceptions, other than the Permitted Encumbrances, and/or updating the effective date of each Title Policy to the relevant date of such Advance, which endorsements shall be provided at Borrower's expense. If any liens or other matters, which in Administrative Agent's good faith reasonable judgment jeopardize or otherwise impair its security interest (and/or the first priority thereof) in any Project, are disclosed by said endorsement and continuation or are in any other manner discovered by the Title Company or Administrative Agent, no further advances shall be made until such liens or other matters have been waived by Agent or satisfied in a manner acceptable to Administrative Agent. Upon written demand of Administrative Agent, Borrower shall immediately cause any such liens or other matters to be satisfied or released, of record, or bonded around and removed from the Project encumbered thereby or affirmatively insured over by the Title Company to Administrative Agent's satisfaction, or shall make other arrangements with respect to the discharge thereof and the releases thereof from the Project encumbered thereby as are acceptable to Administrative Agent, in its reasonable discretion.
(b)    No Default or Event of Default has occurred, and no Default or Event of Default will result from the making of the Advance.
(c)    As of the date of each Advance, no suit or proceeding at law or in equity, and no investigation or proceeding of any governmental body, has been instituted or, to the knowledge of Borrower, has been threatened, which in either case would substantially, negatively affect the condition or business operations of Borrower or the Project.
(d)    [Intentionally deleted].
(e)    To Borrower's knowledge, no litigation, arbitration or governmental investigation or proceeding is pending, or to each Borrower's knowledge, threatened in writing, against any Borrower or affecting the operations of any Borrower which, if adversely determined to any Borrower, would constitute a Material Adverse Change.
(f)    The Projects, the Improvements, to the extent then constructed, nor any part thereof has been materially damaged, destroyed, condemned or threatened with any material condemnation.
(g)    No Lien or notice of intent to file a Lien for work or services performed in or on any Project or any materials or equipment delivered thereto, or any other Lien (including, without limitation, any mortgage, deed of trust, judgment lien or other lien), has been filed or recorded against any Project or delivered to any Borrower, the Title Company or Administrative Agent, unless all such Liens are discharged or bonded over and removed from title to each of such Projects to the reasonable satisfaction of Administrative Agent.
(h)    No stop payment notice in connection with the Loan has been served on Administrative Agent or any Lender unless the stop payment notice is discharged or if the stop payment notice is bonded, an appropriate counter bond or equivalent reasonably acceptable to Administrative Agent and the applicable Lenders is filed and/or recorded in accordance with applicable law so as to remove and discharge any and all such stop payment notices.
Notwithstanding anything stated to the contrary in this Article III, Article IV below, or elsewhere in this Agreement, the initial funding of the Loan and/or recordation of the Security Instruments shall be deemed a confirmation by Administrative Agent and the Lenders that all conditions precedent to the funding of the initial Advance as set forth in this Article III have been satisfied or waived for all purposes, including for purposes of making of any additional

Advances under Article IV (except as otherwise expressly reserved by Administrative Agent in a writing delivered to Borrower prior to the closing of the Loan).
ARTICLE IV
ADVANCES
Section 4.1    General.
(a)    The Loan proceeds will be advanced by the Lenders for the benefit of Borrowers in accordance with the terms and conditions set forth in this Agreement. All monies advanced by a Lender with respect to a Project will constitute a loan made by such Lender to Borrowers under this Agreement, evidenced by a Note and secured by the Security Instruments and all other collateral for the Loan, and interest will be computed thereon, as prescribed by this Agreement, from the date Lender makes, or is deemed to have made, the Advance.
(b)    Upon receipt of a request for an Advance, Administrative Agent will send a copy thereof by facsimile to each other Lender and will otherwise notify each Lender of the proposed disbursement and the proposed date of funding (the "Funding Date"). Each Lender will make available to Administrative Agent (or the funding bank designated by Administrative Agent) the amount of such Lender's Pro Rata Share of such disbursement by wire transfer in immediately available funds by 11:00 a.m. Pacific time on the Funding Date.
(c)    Unless a Lender notifies Administrative Agent on the Business Day immediately preceding the Funding Date that it will not intend to make its Pro Rata Share of any Advance, Administrative Agent may assume that such amount available to Administrative Agent on such date, and Administrative Agent may, but will not be obligated to, make available to Borrowers a corresponding amount in reliance upon such assumption. If such Lender has not in fact made such payment to Administrative Agent, then the applicable Lender and Borrowers (jointly and severally as to themselves, and severally as to the applicable Lender) agree to repay to Administrative Agent, on demand, the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) with respect to Borrowers, a rate per annum equal to the interest rate applicable to the relevant Advance. If such Lender pays such amount to Administrative Agent, then such amount will constitute such Lender's Pro Rata Share of such Advance.
(d)    Nothing in this Section 4.1 will be deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of an Advance on any Funding Date, nor will Administrative Agent or any Lender be responsible for the failure of any other Lender to perform its obligations to make any Advances hereunder, and the Commitment of any Lender will not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make a disbursement.

(e)    In no event shall Administrative Agent and the Lenders have any obligation to make any Advance if the requested Advance, plus the sum of all outstanding previous Advances, would exceed the then existing Availability Amount.
Section 4.2    No Waiver. No Advance will constitute a waiver of any condition precedent to the obligation of any Lender to make any further Advance, or preclude Administrative Agent or any Lender from thereafter declaring the failure of Borrowers to satisfy any such condition precedent to be an Event of Default. All conditions precedent to the obligations of the Lenders to make any Advance are imposed hereby solely for the benefit of Administrative Agent and the Lenders, and no other party may require satisfaction of any such condition precedent or will be entitled to assume that any Lender will make or refuse to make any Advance in the absence of strict compliance with such condition precedent. Administrative Agent may waive any requirement of this Agreement for any Advance.
Section 4.3    Advances of Sums Due to Lenders. Any advance of proceeds of the Loan made by Lenders under this Section 4.3 will not: (i) relieve any Borrower from its obligation to make any payments required hereunder or under the other Loan Documents; (ii) cure any Default or Event of Default; or (iii) serve as a waiver of any of any Borrower's obligations hereunder or under the other Loan Documents.
Section 4.4    [Reserved.]
Section 4.5    Availability Amount. Notwithstanding any provision of this Agreement to the contrary, Borrowers will at all times cause the outstanding principal balance of the Loan not to exceed the Availability Amount, and the Lenders will have no obligation to make any Advance of Loan proceeds if after giving effect to the requested Advance the outstanding principal amount of the Loan would exceed the Availability Amount. If, as of the end of any calendar quarter, as determined by the quarterly reporting provided by Borrower pursuant to the terms of Section 6.15, the outstanding principal balance of the Loan exceeds the Availability Amount, Borrower shall pay down the Loan in compliance with Section 6.32.
Section 4.6    Waiver of Disbursement Condition. The approval of any Advance prior to fulfillment of one or more conditions thereof will not be construed as a waiver of any condition, and Administrative Agent reserves the right to require fulfillment of any and all conditions prior to approving any subsequent Advance.
Section 4.7    All Advances Secured by Security Instruments. It is expressly agreed that any Advances made by the Lenders, from time to time, for whatever purposes, no matter to whom made, will, as and when made, be deemed authorized by Borrowers and made pursuant to this Agreement, and will become and remain secured by the Security Instruments and all other collateral for the Loan and considered part of the obligations secured thereby. These provisions will apply whether or not Administrative Agent or any Lender approves or denies any Advance, and whether or not Administrative Agent or any Lender has approved an Advance, or a Default or an Event of Default has occurred.

ARTICLE V
REPRESENTATIONS AND WARRANTIES
Each Borrower represents, warrants and covenants to Administrative Agent and each Lender that:
Section 5.1    Borrowers' and Guarantor's Formation and Powers.
(a)    Each Borrower is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the Delaware, and is qualified and authorized to do business in all jurisdictions in which the conduct of its business and affairs requires it to be so qualified. Borrowers have all power, authority, permits, consents, authorizations and licenses necessary to carry on their respective business, to construct, renovate, equip, own and operate the applicable Projects and to execute, deliver and perform their respective obligations under this Agreement and the other Loan Documents; all consents necessary to authorize the execution, delivery and performance of this Agreement and the other Loan Documents have been duly adopted and are in full force and effect; and this Agreement and the other Loan Documents have been duly executed and delivered by Borrowers. Borrowers use no trade names other than their actual names.
(b)    Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified and authorized to do business in all jurisdictions in which the conduct of its business and affairs requires it to be so qualified. Guarantor has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to own limited liability company interests in Borrowers (or their members), and to execute, deliver and perform its obligations under the Guaranties, the Indemnity and any other Loan Document to which it is a party; all consents necessary to authorize the execution, delivery and performance of the Guaranties, the Indemnity and the other Loan Documents to which it is a party have been duly adopted and are in full force and effect; and the Guaranties, the Indemnity and the other Loan Documents to which it is a party have been duly executed and delivered by Guarantor.
Section 5.2    Authority.
(a)    The execution, delivery and performance by Borrowers of this Agreement and other Loan Documents to which each Borrower is a party have been duly authorized by all necessary action of the governors, managers, members, partners, shareholders, officers and directors, as applicable, of each Borrower, and do not and will not (i) require any additional consent or approval of the members of any Borrower, (ii) violate any provision of any Laws (including Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Borrower or of any Borrower's Organizational Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected, or (iv) result in or require the creation or imposition of any Security Interest in any of its properties pursuant to the provisions of any agreement or other document binding upon or applicable to any Borrower or any of its properties, except pursuant to the Loan Documents.
(b)    The execution, delivery and performance by Guarantor of the Guaranties, the Indemnity and other Loan Documents to which Guarantor is a party have been duly authorized by all necessary action of the members of Guarantor, and do not and will not (i) require any additional consent or approval of the members of Guarantor, (ii) violate any provision of any Laws (including Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Guarantor or of Guarantor's Organizational Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Guarantor is a party or by which it or its properties may be bound or affected, or (iv) result in or require the creation or imposition of any Security Interest in any of its properties pursuant to the provisions of any agreement or other document binding upon or applicable to Guarantor or any of its properties, except pursuant to the Loan Documents.
Section 5.3    No Approvals. To Borrowers' knowledge, no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority, domestic or foreign, is or will be necessary for the valid execution, delivery or performance by Borrowers or Guarantor of this Agreement, the Notes, or any other Loan Documents to which any Borrower or Guarantor is a party.
Section 5.4    Legal and Valid Obligations. This Agreement, the Notes, the Indemnity, the Guaranties and the other Loan Documents to which any Borrower or Guarantor is a party constitute the legal, valid and binding obligations of each Borrower and Guarantor, enforceable against each Borrower and Guarantor in accordance with their respective terms, subject to, and except as may be limited by, bankruptcy and insolvency laws and other laws generally affecting the enforceability of creditor's rights generally and subject to limitations on the availability of equitable remedies.
Section 5.5    Litigation. To the knowledge of each Borrower, there are no actions, suits or proceedings pending or threatened in writing against any Borrower, Guarantor or affecting any of the Projects, at law or in equity or before any Governmental Authority, domestic or foreign, which contests the validity or enforceability of this Agreement or any of the other Loan Documents or the transactions contemplated hereby. To the knowledge of each Borrower, no Borrower nor Guarantor is in default with respect to any final judgment, writ, injunction, decree, rule or regulations of any Governmental Authority, domestic or foreign.
Section 5.6    Title. To Borrower's knowledge, Borrowers have good, marketable and insurable fee simple title to the Land and to the rest of the Projects, subject to no lien, charge, mortgage, deed of trust, restriction or encumbrance, except Permitted Encumbrances. To Borrower's knowledge and except as disclosed in the title reports for the Properties delivered to Administrative Agent prior to the Closing Date there are no mechanics', materialman's or other similar Liens which have been filed for work, labor or materials affecting any Project which are or may be Liens prior to, or equal or subordinate to, the Liens created by the Loan Documents.

Section 5.7    Defects and Hazards. To Borrowers' knowledge, no Borrower knows of any defects, facts or conditions affecting any Project that would make it unsuitable for the use contemplated hereunder or of any abnormal hazards (including soils and groundwater contamination, earth movement or slippage) affecting any Project.
Section 5.8    Payment of Taxes.
(a)    There have been filed all federal, state and local tax returns with respect to each Borrower and Guarantor and their respective direct and indirect business operations which are required to be filed. If applicable, Borrowers and Guarantor have paid or caused to be paid to the respective taxing authorities all taxes as shown on such returns or on any assessments received by it to the extent that such taxes have become due.
(b)    To Borrowers' knowledge, all transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid under applicable Laws in connection with the transfer of each Project to a Borrower have been paid or are being paid simultaneously herewith. To Borrowers' knowledge, all mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Laws in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including the Security Instrument, have been paid or are being paid simultaneously herewith. To Borrowers' knowledge, all taxes and governmental assessments due and owing in respect of each Project have been paid (or will be paid) prior to delinquency, or an escrow of funds in an amount sufficient to cover such payments has been established hereunder or are insured against by the Title Policy. To Borrowers' knowledge, (i) there are no pending or proposed special or other assessments for public improvements or otherwise affecting any Project, (ii) nor are there any contemplated improvements to any Project that may result in such special or other assessments.
Section 5.9    Agreements.
(a)    To each Borrower's knowledge, no Borrower is in default with respect to any order or decree of any court or any order, regulation or demand of any Governmental Authority. Each Borrower's Organizational Documents are in full force and effect. To each Borrower's knowledge, no Borrower is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which such Borrower is a party, the effect of which default would constitute a Material Adverse Change as to such Borrower.
(b)    To Guarantor's knowledge, Guarantor is not in default with respect to any order or decree of any court or any order, regulation or demand of any Governmental Authority. Guarantor's Organizational Documents are in full force and effect. Guarantor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which Guarantor is a party, the effect of which default would constitute a Material Adverse Change as to Guarantor.
Section 5.10    No Defaults under Loan Documents or Other Agreements. No Default or Event of Default has occurred, and no default or event of default exists under any other document to which any Borrower is a party which relates to the ownership, occupancy, use, development, construction, renovation or management of the Project. No Borrower is in default in the payment of the principal or interest on any of its Indebtedness for borrowed money beyond any notice or cure periods. No Borrower is obligated for the payment of any commission or other fee with respect to the purchase of the Land and Improvements, or if any Borrower is so obligated, such commission or other fee has been paid in full.
Section 5.11    Boundary Lines; Conformance with Governmental Requirements and Restrictions; Utilities.
(a)    Except as specifically disclosed on the survey(s) delivered to Administrative Agent, the exterior lines of the Improvements for each Project are, and at all times will be, within the boundary lines of the Land for each Project and in compliance with all applicable setback requirements. Borrowers and each Project, including the Improvements for each Project are, and at all times will be, in compliance (in all material respects) with all Governmental Requirements, all covenants encumbering the Land for each Project and all Leases. To Borrowers' knowledge and except as disclosed in any zoning reports obtained by Administrative Agent (if any), Borrowers have obtained all permits which are necessary for operating the Improvements for each Project in accordance with all applicable Laws, including building, environmental, subdivision, land use and zoning laws.
(b)    Telephone services, gas, electric power, storm sewers, sanitary sewer and water facilities are available to the boundaries of each Project, adequate to serve such Project and not subject to any conditions (other than normal charges to the utility supplier) which would limit the use of such utilities. All streets and easements necessary for operation of each Project are available to the boundaries of such Project.
Section 5.12    Personal Property. Each Borrower, as applicable, is now and will continue to be the sole owner of the Equipment and the Equipment is and will be free from any lien, security interest or other adverse claim of any kind whatsoever, except for liens or security interests in favor of Administrative Agent, for the benefit of itself and the Lenders, the interest of a lessor pursuant to a lease of personal property approved by Administrative Agent, in Administrative Agent's sole discretion, or liens or security interests otherwise approved by Administrative Agent in Administrative Agent's sole discretion.
Section 5.13    Condemnation. To Borrowers' knowledge, no condemnation proceeding or moratorium is pending or threatened against any Project.
Section 5.14    Separate Lots. The Land for each Project is comprised of 1 or more parcels which constitute legal lots and separate tax lots and do not constitute a portion of any other tax lot not a part of such Land.
Section 5.15    Federal Reserve Regulations. No portion of the Loan hereunder will be used to purchase or carry any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U. To Borrowers' knowledge, no portion of the Loan hereunder will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of said Board of Governors.
Section 5.16    Investment Company Act. No Borrower is subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act~~,~~ or any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed.
Section 5.17    Unregistered Securities. No Borrower has: (a) issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law; or (b) violated any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, in either case where the effect of such violation would constitute a Material Adverse Change as to Borrower.
Section 5.18    Accuracy of Information.
(a)    To Borrowers' knowledge (provided such "knowledge" qualifier shall not apply to any financial statements or other financial information), all factual information heretofore or herewith delivered by or on behalf of any Borrower and Guarantor to Administrative Agent or any Lender, including financial statements and other financial information, for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect on the date as of which such information is dated or certified and no such information contains any material misstatement of fact or (as to the financial statements or other financial information only) omits to state a material fact or any fact necessary to make the statements contained therein not misleading (in any material respect) as of such date. To the best of each Borrower's knowledge, there has been no change in any condition, fact, circumstance or event that would make the financial statements, rent rolls, reports, certificates or other documents submitted in connection with the Loan inaccurate, incomplete or otherwise misleading in any material respect or that otherwise result in a Material Adverse Change.
(b)    As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.
Section 5.19    ERISA Compliance. No Borrower has adopted a Pension Plan. No Borrower is an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA. None of the assets of any Borrower constitutes, by virtue of the application of 29 C.F.R. Section 2510.3-101(f) as modified by Section 3(42) of ERISA, "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. No Borrower nor any Related Party is a "governmental plan" within the meaning of Section 3(32) of ERISA. Transactions by or with any Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans.
Section 5.20    Consents. To the extent that any franchises, licenses, permits, certificates, authorizations, approvals or consents from any Governmental Authority, domestic or foreign, are material to the present conduct of the business and operations of any Borrower or are required for the acquisition, ownership, operation or maintenance by any Borrower of its Project, operates or maintains or the present conduct of its businesses and operations, such franchises, licenses, permits, certificates, authorizations, approvals and consents have been validly granted, are in full force and effect and constitute valid and sufficient authorization therefor.
Section 5.21    Reserved.
Section 5.22    Anti-Corruption Laws; Sanctions. Borrowers, Guarantor and their respective Affiliates and, to the knowledge of Borrowers and Guarantor, their respective officers, employees and directors are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. KBS Capital Advisors (which is the investment advisor to Borrowers) has implemented and maintains in effect for itself and its respective Subsidiaries policies and procedures to ensure compliance with Anti-Corruption Laws and applicable Sanctions. None of Borrowers, Guarantor, or, to the knowledge of Borrowers and Guarantor, any of their respective Affiliates, directors, officers, or employees is a Sanctioned Person.
Section 5.23    Subsidiaries. No Borrower has any Subsidiaries.
Section 5.24    Leases. Except as set forth in Exhibit L, there is no Lease in effect relating to any Project. To Borrowers' knowledge, Borrowers have delivered to Administrative Agent true, correct and complete (in all material respects) copies of all Leases, if any, currently affecting any Project, and there are no oral agreements. Each Lease constitutes the legal, valid and binding obligation of a Borrower and the lessee thereunder, except as disclosed to Administrative Agent in writing, to Borrower's knowledge, is in full force and effect and is enforceable in accordance with its terms except as may be limited by bankruptcy and insolvency laws and other laws generally affecting the enforceability of creditors’ rights generally and subject to limitations on the availability of equitable remedies. To Borrowers' knowledge, there are no defaults with respect to any such Leases.
Section 5.25    Property Management Agreements. Borrowers have delivered to Administrative Agent a true, correct and complete (in all material respects) copy of each Property Management Agreement for the Initial Projects. To Borrowers' knowledge, (i) such Property Management Agreements are unmodified and in full force and effect, and (ii) Borrowers are not in default of, nor to each Borrower's knowledge is any other party to its respective Property Management Agreement in default, of such Agreement.
Section 5.26    Alterations.
(a)    Borrowers will provide notice in connection with any alterations to any Improvements for any Project which are structural in nature and the cost of which (including any related alteration, improvement or replacement) is reasonably anticipated to exceed the Alteration Threshold (a "Material Alteration").
(b)    Upon substantial completion of any Material Alteration, Borrowers will be required, upon Administrative Agent's request, to provide evidence reasonably satisfactory to Administrative Agent that (i) such Material Alteration was constructed in accordance with applicable Governmental Requirements, (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials, equipment or services in connection with such Material Alteration have been paid in full and have delivered unconditional releases of Liens, and (iii) all licenses and permits reasonably necessary for the use, operation and occupancy of such Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued.
Section 5.27    Solvency. All Borrowers and Guarantor are and will remain solvent after giving effect to all borrowings and guaranties contemplated in the Loan Documents.
Section 5.28    Ownership and Control of Borrowers. As of the Closing Date, the direct and indirect owners of each Borrower are set forth on Exhibits G-1 and G-5 attached hereto, respectively.
Section 5.29    Brokers. No Borrower nor any Affiliate of any Borrower has dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement.
Section 5.30    Use of Loan Proceeds. The proceeds of the Loan shall be used only for the purposes specified in this Agreement.
Section 5.31    Purchase Options. To Borrower’s knowledge, as of the Closing Date, no part of any Project is subject to any purchase options, rights of first refusal or other similar rights in favor of any Person except as expressly disclosed in writing, to Administrative Agent (including the Title Policy and any approved or deemed approved Leases).
Section 5.32    FIRPTA. No Borrower, Guarantor nor any Related Party nor any holder of any legal or beneficial interest therein is held, directly or indirectly, by a "foreign corporation", "foreign partnership", "foreign trust", "foreign estate", "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of the Code Sections 897, 1445, or 7701, the Foreign Investments in Real Property Act of 1980, the International Investment and Trade Services Survey Act, the Agricultural Foreign Investment Disclosure Act of 1978, or the regulations promulgated pursuant to such Acts or any amendments to such Acts.
Section 5.33    Eligible Contract Participant. Guarantor is, as of the date of the execution of the Guaranty, and will be on each date that any Borrower enters into a Lender-Provided Swap Transaction, an "eligible contract participant" as defined in the Commodity Exchange Act.
Section 5.34    EEA Financial Institution. No Borrower nor Guarantor is an EEA Financial Institution.
THE WARRANTIES AND REPRESENTATIONS IN THIS ARTICLE V, AND ANY ADDITIONAL WARRANTIES AND REPRESENTATIONS CONTAINED HEREIN AND IN THE OTHER LOAN DOCUMENTS, SHALL BE DEEMED TO HAVE BEEN RENEWED AND RESTATED BY BORROWERS EACH TIME BORROWERS SUBMIT A REQUEST FOR AN ADDITIONAL ADVANCE TO AGENT OR DELIVERS A QUARTERLY CERTIFICATE TO AGENT PURSUANT TO SECTION 6.15, SUBJECT TO THE

QUALIFICATIONS AS TO SUCH REPRESENTATIONS AND WARRANTIES CONTAINED THEREIN (PROVIDED, FOR PURPOSES OF CLARIFICATION, THIS SHALL IN NO EVENT PREVENT ADMINISTRATIVE AGENT AND LENDERS FROM EXERCISING THEIR RIGHTS AND REMEDIES UNDER THIS AGREEMENT IN ACCORDANCE WITH SECTION 8.2 OF THIS AGREEMENT IF AT ANY TIME ADMINISTRATIVE AGENT OR LENDERS DETERMINE THAT A REPRESENTATION OR WARRANTY IS NOT TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS).
ARTICLE VI
COVENANTS OF BORROWERS
While this Agreement is in effect, and until the Lenders have been paid in full the principal of and interest on all Advances, and all other sums, made by Administrative Agent and/or the Lenders hereunder and under the other Loan Documents, Borrowers agree to comply with, observe and keep the following covenants and agreements:
Section 6.1    Responsibility for Improvements. As of the Closing Date, no construction/renovation work or other work which could give rise to mechanics' liens rights with respect to the Improvements has not been paid prior to delinquency.
Section 6.2     [Intentionally Deleted].
Section 6.3    Title to the Projects. Borrowers will warrant and defend the validity and priority of the Lien of the Security Instrument on each Project against the claims of all Persons whomsoever, subject only to Permitted Encumbrances.
Section 6.4    Using Loan Proceeds.
(a)    Subject to the terms and conditions of Article IV, Borrowers must use the Loan proceeds for the acquisition of each Project in accordance with the terms and conditions of this Agreement, and for the other purposes specified in Section 2.1(e).
(b)    Borrowers will not request any Advance, and will not use, and Borrowers will use their commercially reasonable efforts that their respective Affiliates and each of their respective directors, officers, and employees shall not use, the proceeds of any Advance in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws. Borrowers will not, directly or indirectly, knowingly use the proceeds of the Advances, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Advances, whether as underwriter, advisor, investor, or otherwise).
Section 6.5    Keeping of Records. Borrowers must set up and maintain accurate and complete books, accounts and records pertaining to the Project in a manner reasonably acceptable to Administrative Agent. Borrowers will permit representatives of Administrative Agent to have free access to and to inspect and copy such books, records and contracts of Borrowers and to inspect the Project and to discuss Borrowers' affairs, finances and accounts with any of its principal officers, all at such times and as often as may reasonably be requested (and upon reasonable notice to Borrowers). Any such inspection by Administrative Agent is for the sole benefit and protection of Administrative Agent and the Lenders, and Administrative Agent has no obligation to disclose the results thereof to Borrowers or to any third party (other than the Lenders pursuant to this Agreement).
Section 6.6    Providing Updated Surveys. If required by Administrative Agent, upon request of Administrative Agent, upon an Event of Default, Borrowers must deliver to Administrative Agent, at Borrowers' cost and expense, 1 copy of a Survey for each Project, certifying that the Improvements are constructed within the property lines of the Land, do not encroach upon any easement affecting the Land and do comply with all applicable Governmental Requirements relating to the location of Improvements, along with an endorsement to the Title Policy bringing forth the effective date thereof to the date of said Survey without exception therefor, if applicable.
Section 6.7    Property Management Agreement. Borrowers will at all times employ a Property Manager for the Land and the Improvements and will not amend or modify (in any material respect) or terminate the Property Management Agreement without the prior written consent of Administrative Agent (which consent shall not be withheld, conditioned or delayed unreasonably). Administrative Agent will have the right to require Borrowers to replace the Property Manager with a Person approved by the Required Lenders: (a) upon the occurrence of an Event of Default, or (b) upon the occurrence of a default by the Property Manager under the Property Management Agreement beyond all applicable notice, grace or cure periods. Borrowers shall have the right to enter into a new Property Management Agreement with a "pre-approved" Property Manager without the Administrative Agent's consent, provided that such Borrower will provide a copy of such new Property Management Agreement to the Administrative Agent promptly following execution.
Section 6.8    Maintaining Insurance Coverage. Borrowers must maintain, or cause to be maintained, in full force and effect (and must deliver to Administrative Agent copies of), insurance coverages complying with the provisions of Exhibit H attached hereto, in form and substance satisfactory to Administrative Agent.
Section 6.9    Transferring, Conveying or Encumbering the Land, Equipment, Improvements or Interests in Borrowers; Change of Control.
(a)    Except as expressly permitted in this Agreement or any other Loan Documents (including, without limitation, this Section 6.9(a)), Borrowers may not voluntarily, involuntarily or by operation of law agree to, cause, suffer or permit: (i) any Change of Control; (ii) any sale, transfer, lease, encumbrance, pledge or conveyance of any legal or beneficial interest of any Borrower in the Land, the Improvements or the Equipment; or (iii) any mortgage, pledge, encumbrance or Liens to be outstanding against the Land, the Improvements or the Equipment or any portion thereof, or any security interest to exist therein, except (A) as created by the Security Instrument and the other Loan Documents which secure the Notes, (B) Permitted Encumbrances, and (C) Leases approved or deemed approved by Administrative Agent (to the extent such approval is required) and Leases not requiring Administrative Agent's approval. Consent by Administrative Agent to one transfer will not be deemed to be a waiver of the right to require consent to future or successive transfers. Notwithstanding anything stated to the contrary in this Agreement or in any of the other Loan Documents, any transfers (or the pledge or encumbrance ) of equity interests or other interests in KBSIII REIT ACQUISITION I, LLC, KBSIII REIT ACQUISITION IV, LLC, KBSIII REIT ACQUISITION V, LLC, and KBSIII REIT ACQUISITION XXVII, LLC, or in any of the direct or indirect owners of KBSIII REIT ACQUISITION I, LLC, KBSIII REIT ACQUISITION IV, LLC, KBSIII REIT ACQUISITION V, LLC, and KBSIII REIT (including, without limitation, KBS REIT PROPERTIES III, LLC, KBS LIMITED PARTNERSHIP III or KBS REAL ESTATE INVESTMENT TRUST III, INC.) shall not be prohibited (and shall be expressly permitted) provided that KBS REAL ESTATE INVESTMENT TRUST III, INC. continues to own, either directly or indirectly, 100% of the ownership interests in each Borrower.
(b)    No transfer, conveyance, lease, sale or other disposition will relieve any Borrower from personal liability for its obligations hereunder or under the Notes, whether or not the transferee assumes the Security Instrument.  Administrative Agent may, without notice to Borrowers, deal with any successor owner of all or any portion of the Land, the Improvements or the Equipment in the same manner as with Borrowers, without in any way discharging the liability of any Borrower hereunder or under the Notes.
Section 6.10    Required Minimum Non-Revolving Portion Funded Amount. The outstanding principal balance of the Non-Revolving Portion shall at all times be at least equal to fifty percent (50%) of the then Aggregate Commitment. However, should at any time the principal balance of the Non-Revolving Portion be less than fifty percent (50%) of the then applicable Aggregate Commitment, Borrowers may, at Borrower's option, within thirty (30) days of written demand by Agent, permanently cancel any unfunded portions of the Aggregate Commitment in order to satisfy this requirement; provided further, however, the Borrowers shall be required, within ten (10) days of written demand by Administrative Agent, to pay down the total outstanding principal balance of the Loan to the extent that it exceeds the reduced Aggregate Commitment so that the principal balance never exceeds the then applicable Aggregate Commitment.
Section 6.11    Updated Appraisals. Borrowers agree that Administrative Agent has the right to obtain updated Appraisals of the Projects prepared by an appraiser in accordance with the Required Appraisal Standard. Borrowers will pay for each such updated Appraisal if: (a) an Event of Default has occurred, and is continuing, (b) to the extent expressly requested by Borrowers (in their sole discretion) pursuant to the terms of the Loan Documents and (c) Administrative Agent determines in its reasonable discretion that such an updated appraisal is required in connection with any casualty or condemnation affecting the Project or required under any laws or regulations applicable to Administrative Agent (but not more frequently than once in any six month period). Borrowers will reasonably cooperate with Administrative Agent and the appraiser in obtaining the reasonably necessary information (to the extent available to Borrowers) to prepare each such updated Appraisal, and, if Borrowers are required to pay for each such updated Appraisal, Borrowers must reimburse Administrative Agent for each such updated Appraisal within 15 Business Days of any Borrower's receipt of an invoice from Administrative Agent.
Section 6.12    Inspections. Borrowers agree that Administrative Agent, the Title Company, consultants as Administrative Agent may require and their representatives will have access to the Projects at all reasonable times and upon not less than twenty four (24) hours prior notice, and shall have the right to enter any Project and to conduct such inspections thereof at their sole cost and expense, and subject to the rights of tenants under their leases, provided if an Event of Default exists, such inspection shall be at Borrower's expense, as they shall deem necessary or desirable for the protection of the interests of Administrative Agent and the Lenders.
Section 6.13    Guarantor Financial Covenants. Borrowers will cause Guarantor to at all times maintain and comply with the financial covenants and other covenants set forth in the Guaranties.
Section 6.14    [Reserved.]
Section 6.15    Reporting Requirements.
(a)    Commencing with the calendar quarter ending on December 31, 2018, Borrowers must deliver and, as appropriate, cause Guarantor to deliver to Administrative Agent the following:

REPORTING PARTY	REQUIRED STATEMENT	TO BE RECEIVED BY
1. Borrowers	Quarterly (i) rent roll, (ii) Operating Statement for the Projects (to be prepared and certified by Borrowers) and (iii) quarterly unaudited financials for Borrower.
Within sixty (60) days of the end of each 1st, 2nd and 3rd calendar quarter, except 120 days after each calendar quarter ending on December 31st during the term of the Loan; or upon request by Lender (not more than once per month)

2. Borrowers	Quarterly calculation of the Availability Amount and the Borrowing Base Amount.	Within sixty (60) days of the end of each calendar quarter during the term of the Loan
3. Borrowers	An annual Operating Budget and Business Plan for the Project	Within one hundred twenty (120) days of the end of each Fiscal Year
4. Guarantor	Unaudited financial statements for Guarantor including balance sheets, income statements, a statement of cash flow and supporting schedules reasonably requested by	Within one hundred twenty (120) days of the end of each calendar year during the term of the Loan

REPORTING PARTY	REQUIRED STATEMENT	TO BE RECEIVED BY

Administrative Agent. Such financial statements will be accompanied by a real estate-owned schedule (with bank statements and any other documentation reasonably satisfactory to Administrative Agent to support the financial covenant calculations set forth in the Guaranties). Notwithstanding the foregoing, if the KBS Real Estate Investment Trust III, Inc. ("Parent REIT") no longer files a 10-K Form (the "10-K Form") or a 10-Q Form (the "10-Q Form") with the U.S. Securities and Exchange Commission, the Guarantor or Parent REIT shall during any such time thereafter be required to provide annual audited (by a third-party certified public accountant satisfactory to Agent) financial statements and quarterly unaudited financial statements.

5. Guarantor
Quarterly Financial Covenant Compliance Certificate (with bank statements and any other documentation reasonably satisfactory to Administrative Agent to support the financial covenant calculations set forth in the Guaranties).

Within sixty (60) days of the end of each fiscal quarter during the term of the Loan, provided, however, for the last quarter of the Fiscal Year, such Certificate may be delivered with the annual financial statement

(b)    From time to time, with reasonable promptness, Borrowers and Guarantor must deliver (i) to Administrative Agent such further information regarding the business, affairs and financial condition of each Borrower or any Guarantor as Administrative Agent or any Lender may reasonably request or (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable "know your customer" requirements under the PATRIOT Act or other applicable anti-money laundering laws From time to time, with reasonable promptness, each Borrower and Guarantor must deliver to Administrative Agent such further information regarding the business, affairs and financial condition of such Borrower or any Guarantor as Administrative Agent or any Lender may reasonably request.

Section 6.16    Taxes and Claims. Borrowers must pay and discharge all taxes, prior to delinquency, assessments and other governmental charges upon the Improvements, as well as all claims for labor and materials which, if unpaid, might become a lien or charge upon the Improvements; provided, however, that Borrowers may contest the amount, validity and/or applicability of any of the foregoing which is being contested in good faith and by proper proceedings, and in strict accordance with the terms of the Security Instrument.
Section 6.17    Maintain Existence. Borrowers will (i) preserve and maintain, and cause each Guarantor to preserve and maintain, such parties' existence (i.e., shall not dissolve such entities or such party otherwise shall not cease to exist) and (ii) preserve and maintain, and cause each Guarantor to preserve and maintain, such parties’ rights and privileges in the jurisdiction of their respective organization and qualify and remain qualified in each jurisdiction in which such qualification is necessary in view of such parties' business and operations.
Section 6.18    Compliance with Governmental Requirements. Borrowers must promptly and faithfully comply with, conform to and obey all present and future Governmental Requirements; provided, however, that Borrowers will have the ability to contest any alleged failure to conform to or comply with such Governmental Requirements so long as such obligations are diligently contested by appropriate proceedings pursued in good faith and any penalties or other adverse effect of its nonperformance are stayed or otherwise not in effect, or a cash escrow deposit equal to all such contested payments and potential penalties or other charges is established with Administrative Agent, as determined by Administrative Agent in its discretion.
Section 6.19    Notice. Borrowers must give prompt written notice (and in any event within 10 Business Days of obtaining knowledge of same) to Administrative Agent of (to the extent known by Borrower): (a) any action or proceeding instituted by or against any Borrower or any Guarantor in any federal or state court or before any commission or other regulatory body, Federal, state or local, foreign or domestic which, if adversely determined, could have a material adverse effect on Borrower or Guarantor; or (b) any such proceedings that are threatened in writing against any Borrower, or any Guarantor which, if adversely determined, could have a material and adverse effect upon any Borrower's or any Guarantor's businesses, operations, properties, assets, managements, natures of ownership or conditions (financial or otherwise) or which would constitute an event of default or a default under any other contract, instrument or agreement to which any of them is a party or by or to which any of them or any of their properties or assets may be bound or subject; or (c) any actions, proceedings or notices materially adversely affecting any Project (or any portion thereof) or Administrative Agent's interest therein or any zoning, building or other municipal officers, offices or departments having jurisdiction with respect to any Project or the leasing of it.
Section 6.20    No Other Debt. No Borrower will incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan, any Swap Transaction, trade debt and other expenditures contemplated under this Agreement (including payment of taxes, insurance, tenant improvements and capital expenditures) reasonably incurred in the ordinary course of operating such Borrower's Project (all of which are debts which are expressly permitted under the Loan Documents); provided that the foregoing shall not be deemed to prohibit up to $1,000,000 in the aggregate at each Project owing under equipment leases for equipment to be used by Borrowers in connection with the Projects; and provided further, however, that in no case may such leased equipment be incorporated into any Improvements as part of the structure thereof or otherwise installed as part of any Improvements in such a way that the removal thereof would result in material damage to such Improvements.
Section 6.21    Merger and Consolidation. No Borrower may merge or consolidate into any Person or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other Person.
Section 6.22    Loss of Note or other Loan Documents. Upon notice from a Lender of the loss, theft, or destruction of a Note and if requested by Borrowers, upon receipt of an affidavit of lost note and an indemnity from such Lender in the form customarily given by institutional lenders, or in the case of mutilation of a Note, upon surrender of such mutilated Note, Borrowers must make and deliver a new note of like tenor in lieu of the then to be superseded Note. If any of the other Loan Documents were lost or mutilated, Borrowers agree to execute and deliver replacement Loan Documents in the same form of such Loan Document(s) that were lost or mutilated.
Section 6.23    Project Accounts. Borrowers must maintain all Operating Accounts with Administrative Agent.
Section 6.24    Fees and Expenses. Borrowers must pay all reasonable costs and expenses of Administrative Agent and any Borrower in connection with the Projects, the preparation, review and negotiation of the Loan Documents and the making, underwriting, due diligence, closing, administration, review, amendment, modification, extension, repayment and/or transfer, syndication and/or distribution (including, without limitation, via DebtX and any other internet service selected by Administrative Agent) of the Loan and the Loan Documents, including the fees and expenses of Administrative Agent's attorneys, the fees for Administrative Agent's internal review of the initial Appraisal and any subsequent updates or additional appraisals, the fees for Administrative Agent's internal review of the Environmental Report and/or any subsequent environmental report or up-date thereto, the fees of Administrative Agent's other consultants, the fees associated with the review of the insurance policies and coverages both in connection with the closing and throughout the term of the Loan, appraisal fees, costs of environmental studies and reports, title insurance costs, travel costs and expenses, the cost of any loan brokerage fees, disbursement and advance costs and expenses, the cost of any credit and/or audit investigations (including any Troy reports), recording costs and fees, and all other costs and expenses payable to third parties incurred by Administrative Agent, or any Borrower in connection with the Loan. Such costs and expenses must be so paid by Borrowers whether or not the Loan is fully advanced or disbursed. Borrowers agree to pay and reimburse Administrative Agent and the Lenders within ten (10) Business Days following written demand for all expenses paid or incurred by Administrative Agent and/or any Lender (including reasonable fees and expenses of legal counsel; provided, however, that Borrowers shall be obligated to pay any Lender's legal fees only if such legal fees are incurred by such Lender as a result of Borrowers' Event of Default) in connection with the collection and enforcement of the Loan Documents, or any of them, or incurred in connection with assessing and responding to any subpoena, garnishment or similar process served on Administrative Agent and/or any Lender relating to any Borrower, any Collateral, Guarantor, any Loan Document or the extensions of credit evidenced thereby. Borrowers agree to pay, and save Administrative Agent and the Lenders harmless from all liability for, any mortgage registration, mortgage recording, transfer, recording, stamp, like tax or other charge due to any governmental entity, which may be payable with respect to the execution or delivery of the Loan Documents. Borrowers agree to indemnify Administrative Agent and each Lender harmless from any loss or expense which may arise or be created by the acceptance of telephonic or other instructions for making the Loan or disbursing the proceeds thereof except for losses or expenses caused by the gross negligence or willful misconduct of the party seeking indemnification. The obligations of Borrowers under this Section will survive termination of this Agreement.
Section 6.25    Distributions.
(a)    If an Event of Default has occurred and is continuing, no Borrower will, without the prior written consent of Required Lenders, make any distribution of assets to any member in any Borrower, whether or not such a distribution is permitted under the terms of such Borrower's limited liability company agreement, including repayment of any loans made by a member in any Borrower to such Borrower, return of capital contributions, distributions upon termination, liquidation or dissolution of such Borrower or any development, property management, accounting or other fees payable to a member in such Borrower (unless any such fee has been approved by Required Lenders in writing).
(b)    No Borrower may at any time make a distribution of assets that would cause the Loan to constitute an HVCRE loan. Notwithstanding the foregoing or anything else to the contrary in this Agreement, Borrowers shall be entitled to make distributions of assets so long as no Event of Default shall have occurred and be continuing.
Section 6.26    Permits, Approvals and Licenses. Borrowers must promptly obtain and comply with all necessary licenses, permits and approvals from and, must satisfy within any applicable time periods required by or specified in any Governmental Requirements, the requirements of, all governmental entities necessary to operate the Improvements and must promptly deliver the same to Administrative Agent upon its written request.
Section 6.27    Compliance with Laws; Anti-Money Laundering Laws.
(a)    Borrowers and Guarantor will, and will cause their respective Subsidiaries and Affiliates to, comply in all material respects with all Laws to which it may be subject including, without limitation, Anti-Corruption Laws and applicable Sanctions. KBS Capital Advisors LLC will maintain in effect and enforce policies and procedures designed to ensure compliance by Borrowers, Guarantor, their respective Subsidiaries with Anti-Corruption Laws and applicable Sanctions.
(b)    Borrowers and Guarantor will, and will cause their respective Subsidiaries and Affiliates to, within 30 days of demand of same (or a longer time period if reasonably necessary), provide such information and take such actions as are reasonably requested by Administrative Agent or any Lender in order to assist Administrative Agent and the Lenders in maintaining compliance with anti-money laundering Laws.

Section 6.28    Related Party Transactions. Except for the Property Management Agreement, no Borrower may enter into, or be a party to, any contract or other transaction with a Related Party without the prior written consent of Administrative Agent and such contract or other transaction is an arm's-length transaction.
Section 6.29    Lease Approval Rights. Except as specified below, Borrower shall not enter into, amend or modify any lease covering any portion of any Project without Administrative Agent's prior written consent, in Administrative Agent's reasonable discretion, and shall furnish to Administrative Agent, upon execution, a fully executed copy of each such lease entered into by Borrower, together with all exhibits and attachments thereto and all amendments and modifications thereof. For leases that require Administrative Agent approval, Borrower shall provide Administrative Agent with a copy of the Letter of Intent ("LOI") for each proposed lease and, to the extent available, with financial information on the proposed tenant to aid Administrative Agent in determining whether it will consent thereto. Administrative Agent may declare any future leases with key tenants at any Project to be prior or subordinate to the Security Instrument encumbering such Project, at Administrative Agent's sole option, and Borrower shall use commercially reasonable efforts to obtain SNDAs to achieve such subordination. A proposed LOI shall be deemed approved by Administrative Agent unless Administrative Agent disapproves such LOI in writing within five (5) Business Days after such LOI is submitted to Administrative Agent for approval. Upon approval (or deemed approval) of the LOI, no further approval will be required by Administrative Agent and Administrative Agent will have granted its consent to the lease that results from the LOI so long as such lease is on a lease form reasonably approved by Administrative Agent (with no material changes which have not been approved by Administrative Agent in writing, provided that such lease form may be modified to address customary lease modifications in the marketplace), and the business terms in the lease are not materially different from the terms outlined in the approved (or deemed approved) LOI and such lease otherwise qualifies as an Approved Lease.
Notwithstanding the first sentence of this Section 6.29, with respect to Qualifying Leases (as defined below), Borrower shall not be obligated to obtain Administrative Agent's prior written consent so long as such lease (i) is on a lease form approved by Administrative Agent (which lease form may be modified to address customary lease modifications in the marketplace) and such lease otherwise qualifies as an Approved Lease; (ii) the net effective rent payable under such lease is equal to or in excess of 85% of market rents at the time the lease is executed; and (iii) the term for such lease is equal to or greater than 1-year.
Borrower shall use commercially reasonable efforts to obtain SNDAs and estoppel statements, in form and substance reasonably satisfactory to Administrative Agent, as to those leases and tenants requested by Administrative Agent, within thirty (30) days of Administrative Agent's request.
For purposes of this Section 6.29, "Qualifying Lease" shall mean a Lease for less than 50,000 square feet.
Section 6.30    Single Purpose Entity Provisions. Each Borrower's sole business purpose must be to own and operate a Project. Each Borrower (a) must conduct business only in its own name, (b) must not engage in any business or own any assets unrelated to the Land and the Improvements, (c) must not have any Indebtedness other than as permitted by this Agreement, (d) must have its own separate books, records, and accounts (with no commingling of assets), (e) must hold itself out as being an entity separate and apart from any other Person, (f) must observe organizational formalities independent of any other entity, and (g) must not change its name, identity, or organizational structure, unless such Borrower has obtained the prior written consent of Administrative Agent to such change, and has taken all actions necessary or requested by Administrative Agent to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.
Section 6.31    Swap Transaction.
(a)    Borrowers may enter (or cause Guarantor to enter) into one or more Swap Transactions for the purpose of hedging and protecting against interest rate fluctuation risks with respect to the Loan.
(b)    Borrowers must send to Administrative Agent written notice of the execution of any Swap Transaction as soon as is reasonably possible after execution, including a copy of the confirmation of the Swap Transaction. Borrowers must send to Administrative Agent any written notice of default or breach of or under the Swap Transaction that any Borrower sends to (such notice to Administrative Agent to be sent simultaneously therewith) or receives from (such notice to Administrative Agent to be sent immediately upon receipt by such Borrower thereof) any Person that is a party to any Swap Transaction.
Section 6.32    Mandatory Principal Payments. If, as of the end of any calendar quarter, as determined by the quarterly reporting provided by Borrower pursuant to the terms of Section 6.15 above, the outstanding principal balance of the Loan exceeds the Availability Amount, Borrower shall, within thirty (30) days of written demand by Administrative Agent, pay down the outstanding principal of the loan by an amount (as reasonably determined by Administrative Agent, but without paying any prepayment or exit fees other than Libor Breakage Costs and amounts and sums owing under Section 2.13, and Swap Transaction fees or breakage amounts) sufficient to cause the outstanding principal balance of the Loan to not exceed the Availability Amount. The calculation of the Borrowing Base Amount shall, as to the component of such calculation pertaining to operating income, be based upon Net Operating Income based on the financial information received from Borrower in accordance with Section 6.15 or, if Borrower has failed to deliver such information as and when required by Section 6.15 (or if Administrative Agent reasonably and in good faith believes such information to be inaccurate), such other information as Administrative Agent reasonably and in good faith deems appropriate.
Section 6.33    [Reserved.]
Section 6.34    Personal Property. Each Borrower is, and after the date hereof, will be the sole owner of all Equipment pertaining to such Borrower's Property, free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for security interests and liens in favor of Agent and other liens approved by Agent, in Agent's sole discretion. Borrowers may not, without the prior written consent of Administrative Agent, not to be unreasonably withheld, sell, assign, transfer, or encumber any of the Equipment owned by any Borrower. So long as no Event of Default has occurred, Borrowers may sell or otherwise dispose of the Equipment when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Land and the Improvements, but, if material to the operation of the Land and the Improvements, only upon replacing the same with other Equipment comparable in value and utility to the Equipment that is disposed if needed for the operation of the Land and the Improvements. Borrowers will deliver to Administrative Agent from time to time, within 10 days of Administrative Agent's request therefore, a list of all Equipment then in existence.
Section 6.35    Further Assurances. Borrowers must, at Borrowers' sole cost and expense: (a) execute and deliver to Administrative Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrowers under the Loan Documents, as Administrative Agent may reasonably require; and (b) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Administrative Agent reasonably requires from time to time.
Section 6.36    Estoppel Statements.
(a)    After written request by Administrative Agent, Borrowers must within 20 Business Days furnish Administrative Agent with a statement, stating (i) to Borrowers' knowledge, the unpaid principal amount of the Notes, (ii) to Borrowers' knowledge, the then current Loan Rate, (iii) the date installments of interest and/or principal were last paid, (iv) to Borrowers' knowledge, any offsets or defenses to the payment of the Loan, if any, and (v) that this Agreement and the other Loan Documents have not been modified or if modified, giving particulars of such modification.
(b)    After written request by Borrowers, Administrative Agent much within 20 Business Days furnish borrowers with a statement, stating (i) the unpaid principal amount of the Notes, (ii) the then current Loan Rate, (iii) the date installments of interest and/or principal were last paid and (iv) whether or not Administrative Agent has sent any notice of default under the Loan Documents which remains uncured in the opinion of Administrative Agent.
Section 6.37    [Intentionally Deleted].
Section 6.38    Zoning; Assessment Districts.
(a)    No Borrower may initiate or consent in writing to any zoning reclassification of all or any portion of the Land or seek any variance under any existing zoning ordinance or use or knowingly permit the use of all or any portion of said Land in any manner that could result in such use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior written consent of Administrative Agent (which consent shall not be withheld unreasonably).
(b)    Unless otherwise required by applicable Law, no Borrower will, without Administrative Agent's prior written consent (which consent shall not be withheld, conditioned or delayed unreasonably, cause or consent in writing to the formation of any assessment district, or any other comparable or similar district, area or territory which includes the Land or any part of the Land which would require the Land to pay taxes higher than would otherwise be payable or require minimum tax payments or cause or otherwise consent to the levying of special taxes, assessments or payments in lieu against the Land and the Improvements or any part thereof, the levying of assessments by any assessment district against the Land and the Improvements or any part thereof, or the levying of assessments, taxes and/or other Taxes by any district, area or territory.
Section 6.39    ERISA Compliance. No Borrower will adopt a Pension Plan. At all times while the Obligations are outstanding, (i) no Borrower will be an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, (ii) none of the assets of any Borrower will constitute, by virtue of the application of 29 C.F.R. Section 2510.3-101(f) as modified by Section 3(42) of ERISA, "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, (iii) no Borrower will be a "governmental plan" within the meaning of Section 3(32) of ERISA, and (iv) transactions by or with any Borrower will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans.
ARTICLE VII
COVENANTS REGARDING OPERATING ACCOUNTS; SECURITY AGREEMENT
During the term of the Loan, Borrowers will maintain the following accounts:
Section 7.1    [Intentionally Deleted].
Section 7.2    Operating Account. Each Borrower agrees to open and maintain an Operating Account for each Project at Administrative Agent. Borrowers must at all times deposit, or cause to be deposited, all gross revenues and other income from the Projects into the Operating Account.
Section 7.3    Security Agreement for Operating Accounts. Borrowers will open and maintain at Administrative Agent the Operating Accounts under the terms and conditions set forth above. Each Borrower hereby grants to Administrative Agent, for the benefit of itself and the Lenders, a first lien security interest in each of the Operating Accounts, whether now existing or hereafter established, and all funds from time to time on deposit therein. Each Borrower will maintain each Operating Account free and clear of any claim, lien or other encumbrance other than the security interest granted to Administrative Agent hereunder. Upon the occurrence (and during the continuance, of an Event of Default, Administrative Agent may, to the maximum extent permissible by law, apply any or all of the funds in the Operating Accounts, including accrued interest on such funds, if any, toward the unpaid balance of the Loan and/or to any other amounts which may be due and owing under the Loan Documents. The parties acknowledge and agree that each of the Operating Accounts is a "deposit account" within the meaning of Section 9104 of the UCC. The parties further acknowledge and agree that California constitutes the "Administrative Agent's jurisdiction" with respect to the perfection, the effect of perfection or non-perfection, and the priority of a security interest in a deposit account maintained at a bank under Section 9304(b)(1) of the UCC. Administrative Agent will at all times have "control" of the Operating Accounts and all assets now or hereafter credited thereto within the meaning of Section 9106 of the UCC or Section 9104(a) of the UCC for purposes of maintaining its first and prior perfected security interest therein.
ARTICLE VIII
DEFAULTS
Section 8.1    Events of Default. Any of the following events constitutes an Event of Default under this Agreement (each an "Event of Default"):
(a)    Borrowers default in any payment of principal within three (3) Business Days after the same becomes due according to the terms of this Agreement or of any Note;
(b)    Any Borrower defaults in the payment of interest due according to the terms of this Agreement or of any Note, or of fees or other amounts payable to Administrative Agent or any Lender hereunder or under any other document other than as set forth in Section 8.1(a), and such default continues unremedied for a period of three (3) Business Days after notice from Administrative Agent to Borrowers thereof;
(c)    A default occurs in the performance of any Borrower's obligations in Section 6.4(b) (Use of Proceeds), 6.15 (Reporting Requirements) (provided Borrower fails to provide the required statements within ten (10) Business Days of Administrative Agent's notice to Borrower requesting same), 6.17(i) (Maintain Existence), 6.19(b) (regarding notices of default), 6.25 (Distributions), 6.27 (Compliance with Anti-Corruption Laws; Anti-Money Laundering Laws), 6.30 (Single Purpose Entity Provisions, provided Borrower fails to remedy the situation within 30 days of having knowledge of any such failure), and 6.39 (ERISA Compliance);
(d)    Any Borrower or Guarantor defaults in the performance or observance of any agreement, covenant or condition required to be performed or observed by such Borrower or Guarantor (as applicable) under the terms of this Agreement, any other Loan Document, other than a default described elsewhere in this Section 8.1, and such default continues unremedied for a period of 30 days after notice from Administrative Agent to Borrowers or Guarantor (as applicable) thereof; provided that, if a cure cannot reasonably be effected within such 30-day period and so long as Borrowers or Guarantor (as applicable) commence(s) a cure within 10 days after receipt of such notice and thereafter diligently and expeditiously proceed(s) to cure such Default to completion, then such 30-day period will be extended for such time as is reasonably necessary for Borrowers in the exercise of due diligence to cure such default, such extension not to exceed 60 days; and provided further, however, that notwithstanding the 30-day cure period or 60-day extended cure period described above in this subparagraph (d), if a different notice or cure period is specified under any Loan Document or under any provision of the Loan Documents as to any such failure or breach, the specific Loan Document or provision controls, and Borrowers will have no more time to cure the failure or breach than is allowed under the specific Loan Document or provision as to such failure or breach; Any representation or warranty made by any Borrower in this Agreement or any other Loan Document, or a Guarantor, if made in connection with the Loan, in any of the other Loan Documents, or in any certificate or document furnished under the terms of this Agreement or in connection with the Loan, shall be untrue or incomplete in any material respect provided, to the extent curable and to the extent Agent determines a breach was not intentional, Borrower or Guarantor (as applicable) shall have thirty (30) days to remedy the untrue or incomplete representation, warranty, document or other material (so that it is true and complete in all material respects), before such event constitutes an Event of Default hereunder;
(e)    Any Borrower, Guarantor and/or any other obligor under any Loan Document is in default under any term, covenant or condition hereunder or under any of the other Loan Documents to which any Borrower, Guarantor and/or such obligor, as applicable, is a party, other than a default described elsewhere in this Section 8.1, after the expiration of any notice or grace period, if any, provided therein;
(f)    Any Borrower, any Guarantor or any Affiliate of any of them, commits an act of bankruptcy; or applies for, consents to in writing or permits the appointment of a receiver, custodian, trustee or liquidator for it or any of its property or assets; or generally fails to, or admits in writing its inability to, pay its debts as they mature; or makes a general assignment for the benefit of creditors or is adjudicated bankrupt or insolvent; or takes other similar action for the benefit or protection of its creditors; or gives notice to any governmental body of insolvency of pending insolvency or suspension of operations; or files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors, or takes advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, rearrangement, dissolution, liquidation or other similar debtor relief law or statute; or files an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute; or is dissolved, liquidated, terminated or merged; or effects a plan or other arrangement with creditors; or a trustee, receiver, liquidator or custodian is appointed for it or for any of its property or assets and is not discharged within 90 days after the date of his appointment; or a petition in involuntary bankruptcy or similar proceedings is filed against it and is not dismissed within 90 days after the date of its filing;
(g)    Any Borrower, any Guarantor or any Affiliate of any of them, dissolves, terminates or winds-up or consolidates or merges with any other Person;
(h)    Borrowers fail to perform their obligations under Section 6.32 within the time period set forth therein;
(i)    A transfer, encumbrance, lien, change of ownership or other action or occurrence prohibited by this Agreement or any Security Instrument shall occur (and all notice and cure periods, if any, have elapsed);
(j)    Any Guarantor for any reason contests, repudiates or purports to revoke any Guaranty or the Indemnity, or any Guaranty or the Indemnity at any time and for any reason ceases to be in full force and effect;
(k)    Guarantor is not in compliance with its financial covenants under any Guaranty;
(l)    The occurrence or existence of any event of default by Borrower with respect to any Lender-Provided Swap Transaction (executed by Borrower or secured by any collateral for the Loan) at the discretion of Administrative Agent beyond any applicable notice and cure periods.
(m)    Any Borrower shall fail to maintain insurance as required by this Agreement (which, for purposes of clarification, shall not include the Environmental Insurance Policy, it being understood by the parties that termination of such Environmental Insurance Policy shall not be an Event of Default, or constitute a breached obligation under this Agreement, but instead shall only trigger liability of the Guarantor under the Guaranty for any amounts owing by Borrower under the Environmental Indemnity, as more fully set forth in the Guaranty) or shall fail to furnish to Administrative Agent proof of payment of all premiums for such insurance within five (5) business days following Administrative Agent's written request for same (provided that Borrower has received proof of such payment at the time Administrative Agent requests such proof).
Section 8.2    Rights and Remedies. Upon the occurrence, and during the continuance, of an Event of Default, unless such Event of Default is subsequently waived in writing by the Required Lenders, Administrative Agent and/or the Lenders, may exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:
(a)    The Lenders may make one or more Advances without obligation or liability to make any subsequent Advance;
(b)    Administrative Agent may, and at the request of the Required Lenders will, suspend or terminate the obligation of the Lenders to make Advances without notice to Borrowers, provided, however, that if an Event of Default occurs under Section 8.1(h), the Lenders' obligation to make Advances to Borrowers will immediately and automatically terminate without any action of Administrative Agent or the Lenders and without notice to or demand on Borrowers, provided further, however, that these remedies do not limit or restrict the Required Lenders' right to suspend making Advances if a Default occurs;
(c)    Administrative Agent may, and at the request of the Required Lenders will, declare that the Commitments are terminated whereupon the Commitments will be terminated;
(d)    Administrative Agent may, and at the request of the Required Lenders will, declare the entire unpaid principal balance of the Notes to be immediately due and payable, together with accrued and unpaid interest on such Advances, without notice to or demand on Borrowers, provided, however, that if an Event of Default occurs under Section 8.1(h), such amounts will become immediately and automatically due and payable without any action of the Required Lenders or Administrative Agent and without notice to or demand on Borrowers;
(e)    Administrative Agent may, and at the request of the Required Lenders will, exercise any or all remedies specified herein and in the other Loan Documents against any Borrower, Guarantor and/or any other party to the Loan Documents, including (without limiting the generality of the foregoing) the right to foreclose the Security Instrument, and/or any other remedies which it may have therefor at law, in equity or under statute;
(f)    Administrative Agent will have the right to cure the Event of Default on behalf of any Borrower, and, in doing so, enter upon the Project, and expend such sums as it may deem desirable, including attorneys' fees. All funds so expended will be added to the Obligations and constitute a portion of the Loan, will bear interest at the Default Rate provided herein and will be payable by Borrowers on demand; and/or
(g)    Administrative Agent will have the right, in person or by agent, in addition to all other rights and remedies available to Administrative Agent under this Agreement and the other Loan Documents, to the fullest extent permitted by law, to take possession of the Projects and perform any and all work and labor necessary to complete the Improvements pertaining thereto (with such modifications thereto as deemed appropriate by Administrative Agent), and employ watchmen to protect the Lenders' interest in the Projects. All reasonable sums so expended by Administrative Agent will be deemed to have been paid to Borrowers and constitute Obligations. Effective upon the occurrence and during the continuance of an Event of Default, each Borrower hereby constitutes and appoints Administrative Agent its true and lawful attorney‑in‑fact, with full power of substitution, to so complete the Improvements in the name of such Borrower. Borrowers hereby empower said attorney to: (a) use any funds of any Borrower, including any funds which may remain undisbursed hereunder for the purpose of so completing the Improvements; (b) make such additions, changes and corrections thereto as Administrative Agent deems appropriate; (c) employ such contractors, subcontractors, agents, architects and inspectors as are required for said purposes; (d) pay, settle or compromise all existing bills and claims which may be liens against the Project, or as may be necessary or desirable for such completion of the Improvements or for clearance of title; (e) execute all applications and certificates in the name of any Borrower which may be required by any of the contract documents; (f) prosecute and defend all actions or proceedings in connection with the Project or the construction of the Improvements and take such action and require such performance as it deems necessary under any bond or guaranty of completion; and (g) do any and every act which any Borrower might do on its own behalf. It is further understood and agreed that this power of attorney, which will be deemed to be a power coupled with an interest, cannot be revoked.
Section 8.3    Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the entire unpaid principal balance of the Notes, together with accrued and unpaid interest on such Advances, have automatically become immediately due and payable as set forth in Section 8.2(d)), any amounts received by Administrative Agent on account of the Obligations shall be applied by Administrative Agent, subject to Sections 9.19, 9.21 and 9.22, in the following order:
(a)    First, to payment of fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Sections 2.4, 2.5, 2.6 and 2.10) payable to Administrative Agent in its capacity as such;
(b)    second, to payment of fees, indemnities and other reimbursable expenses (other than principal and interest payable to the Lenders) (including fees, charges and disbursements of counsel to the respective Lenders as required by Section 10.1 and amounts payable under Sections 2.4, 2.5, 2.6 and 2.10);
(c)    third, to payment of accrued and unpaid interest on the Advances ratably among the Lenders;

(d)    fourth, to payment of all Obligations ratably among the Lenders and any Affiliate of a Lender, including with respect to Lender-Provided Swap Transactions; and
(e)    last, the balance, if any, to Borrowers or as otherwise required by law;
provided, however, that, notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.3.
Section 8.4    Rights to Cure Defaults and Protection of Collateral. After the occurrence, and during the continuance, of any Default or Event of Default, Administrative Agent may, but without any obligation to do so and without notice to or demand on Borrowers and without releasing any Borrower from any Obligations, make any payment or do any act required of any Borrower hereunder or in the other Loan Documents with respect to any Obligations, which payment or action on the part of Administrative Agent will be in such manner and to such extent as Administrative Agent, in its discretion, deems necessary to protect the Collateral. Administrative Agent is authorized to enter upon the Project for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Project or to foreclose the Security Instrument or to collect the Obligations, and the cost and expense thereof (including attorneys' fees and expenses to the extent permitted by law), with interest as provided in this Section 8.4, will be due and payable to Administrative Agent upon demand. All such costs and expenses incurred by Administrative Agent in remedying any Default or Event of Default or in appearing in, defending, or bringing any such action or proceeding will bear interest at the Default Rate, for the period beginning on the first day that such cost or expense was incurred and continuing until the date of payment to Administrative Agent. All such costs and expenses incurred by Administrative Agent, together with interest thereon calculated at the Default Rate, will constitute a portion of the Loan and to be secured by the Security Instrument and the other Loan Documents and are immediately due and payable upon demand by Administrative Agent therefor.
Section 8.5    [Intentionally Deleted.]
Section 8.6    Acceptance of Payments. Borrowers agree that if any Borrower makes a tender of a payment but does not simultaneously tender payment of any late charge, Default Rate interest, Libor Breakage Costs or any other amount then due and owing by Borrowers under this Agreement or the other Loan Documents, and such payment is accepted by Administrative Agent or any Lender, with or without protest, such acceptance will not constitute any waiver of Administrative Agent's or such Lender's rights to receive such amounts. Furthermore, if Administrative Agent or any Lender accepts any payment from any Borrower or Guarantor after a Default or Event of Default, such acceptance will not constitute a waiver or satisfaction of any such Default or Event of Default (except to the extent such payment cures such Default or Event of Default). Any waiver or satisfaction of a Default or Event of Default must be evidenced by an express writing of Administrative Agent.

ARTICLE IX
ADMINISTRATIVE AGENT; INTERCREDITOR PROVISIONS
Section 9.1    Appointment; Nature of Relationship. U.S. Bank is hereby appointed by each of the Lenders as its contractual representative (herein referred to as "Administrative Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article IX. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that Administrative Agent will not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, Administrative Agent (i) will not hereby assume any fiduciary duties to any of the Lenders, and (ii) is a "representative" of the Lenders within the meaning of the term "secured party" as defined in the California Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.
Section 9.2    Powers. Administrative Agent has and may exercise such powers under the Loan Documents as are specifically delegated to Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. Administrative Agent has no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by Administrative Agent.
Section 9.3    General Immunity. Neither Administrative Agent nor any of its directors, officers, agents or employees will be liable to any Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.
Section 9.4    No Responsibility for Advances, Recitals, etc. Neither Administrative Agent nor any of its directors, officers, agents or employees will be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to Administrative Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of any Borrower or any Guarantor of any of the Obligations.
Section 9.5    Action on Instructions of Lenders. Administrative Agent will in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto will be binding on all of the Lenders. The Lenders hereby acknowledge that Administrative Agent will be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it is requested in writing to do so by the Required Lenders. Administrative Agent will be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it is first indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. Administrative Agent may, at any time, request instructions from the Required Lenders with respect to any actions or approvals which, by the terms of this Agreement or any of the Loan Documents, Administrative Agent is permitted or required to take or to grant without consent or approval from the Required Lenders, and if such instructions are promptly requested, Administrative Agent will be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents and will not have any liability for refraining from taking any action or withholding any approval under any of the Loan Documents until it has received such instructions from the Required Lenders.
Section 9.6    Employment of Administrative Agent and Counsel. Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact. Administrative Agent will not be responsible for the negligence or misconduct of any agents or attorneys-in-fact except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of agents or attorneys-in-fact.
Section 9.7    Reliance of Documents; Counsel. Administrative Agent is entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by Administrative Agent, which counsel may be employees of Administrative Agent.
Section 9.8    Protective Advances. Each Lender hereby authorizes Administrative Agent, without the necessity of any notice or further consent from any Lender, from time to time prior to a Default, to make any Protective Advance with respect to any Collateral or the Loan Documents which may be necessary to protect the priority, validity or enforceability of any lien on, and security interest in, any Collateral and the instruments evidencing or securing the obligations of any Borrower under the Loan Documents. In addition, Administrative Agent may, after notice to Borrowers, make Protective Advances during any twelve (12) month period with respect to any Collateral up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Collateral; and (ii) amounts expended to pay insurance premiums for policies of insurance related to the Project. Any additional Protective Advances requires the consent of the Required Lenders. Borrowers agree to pay on demand all Protective Advances. The Lenders must reimburse Administrative Agent for any Protective Advances (in accordance with their Pro Rata Shares) to the extent not reimbursed by Borrowers.
Section 9.9    Foreclosure. In the event that all or any portion of any Project is acquired by Administrative Agent as the result of a foreclosure or acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Obligations, title to the Project or any portion thereof will be held in the name of Administrative Agent or a nominee or subsidiary of Administrative Agent, as agent, for the benefit of itself and the Lenders, or in an entity co-owned by the Lenders as determined by Administrative Agent. Administrative Agent will prepare a recommended course of action for the Project (the "Post-Foreclosure Plan") and submit it to the Lenders for approval by the Required Lenders. In the absence of an approved Post Foreclosure Plan, Administrative Agent may make such decisions and incur such expenses relating to the ownership, operation, maintenance and marketing of the Project, and the Lenders must reimburse and indemnify Administrative Agent for any such decisions in accordance with Section 9.10. In the event that Administrative Agent will not obtain the approval of the Required Lenders to such Post-Foreclosure Plan, any Lender will be permitted to submit an alternative Post-Foreclosure Plan to Administrative Agent, and Administrative Agent will submit any and all such additional Post-Foreclosure Plan(s) to the Lenders for evaluation and the approval by the Required Lenders. In accordance with the approved Post-Foreclosure Plan, Administrative Agent will manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Project acquired and administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents for the sale of the Project, and the collecting of rents and other sums from the Project and paying the expenses of the Project. Upon demand therefor from time to time, each Lender will contribute its Pro Rata Share of all reasonable costs and expenses incurred by Administrative Agent pursuant to the Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of the Project. In addition, Administrative Agent will render or cause to be rendered by the managing agent, to each of the Lenders, monthly, an income and expense statement for the Project, and each of the Lenders must promptly contribute its Pro Rata Share of any operating loss for the Project, and such other expenses and operating reserves as Administrative Agent deems reasonably necessary pursuant to and in accordance with the Post-Foreclosure Plan. To the extent there is net operating income from the Project, Administrative Agent will, in accordance with the Post-Foreclosure Plan, determine the amount and timing of distributions to the Lenders. All such distributions will be made to the Lenders in proportion to their Pro Rata Share. The Lenders acknowledge that if title to the Project is obtained by Administrative Agent or its nominee, or an entity co-owned by the Lenders, the Project will not be held as a permanent investment but will be disposed of as soon as practicable and within a time period consistent with the regulations applicable to national banks for owning real estate. Administrative Agent will undertake to sell the Project at such price and upon such terms and conditions as the Required Lenders reasonably determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of the Project in accordance with the immediately preceding sentence will name Administrative Agent, as agent for the Lenders, as the beneficiary or mortgagee. In such case, Administrative Agent and the Lenders will enter into an agreement with respect to such purchase money mortgage defining the rights of the Lenders in the same, which agreement will be in all material respects similar to the rights of the Lenders with respect to the Project. The Lenders agree not to unreasonably withhold or delay their approval of a Post-Foreclosure Plan or any third party offer to purchase the Project. An offer to purchase the Project at a gross purchase price of 95% of the fair market value of the Project as set forth in a current appraisal, will be deemed to be a reasonable offer.
Section 9.10    Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify Administrative Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by Borrowers for which Administrative Agent is entitled to reimbursement by Borrowers under the Loan Documents, (ii) for any other expenses incurred by Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by Administrative Agent in connection with any dispute between Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against Administrative Agent in connection with any dispute between Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender will be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Administrative Agent and (ii) any indemnification required pursuant to Section 2.10(d) will, notwithstanding the provisions of this Section 9.10, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 9.10 will survive payment of the Obligations and termination of this Agreement.
Section 9.11    Notice of Event of Default. Administrative Agent will not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Administrative Agent has received written notice from a Lender or Borrowers referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Administrative Agent receives such a notice, Administrative Agent will give prompt notice thereof to the Lenders; provided that, except as expressly set forth in the Loan Documents, Administrative Agent will not have any duty to disclose, and will not be liable for the failure to disclose, any information relating to any Borrower that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.
Section 9.12    Rights as a Lender. In the event Administrative Agent is a Lender, Administrative Agent will have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its loans as any Lender and may exercise the same as though it were not Administrative Agent, and the term "Lender" or "Lenders" will, at any time when Administrative Agent is a Lender, unless the context otherwise indicates, include

Administrative Agent in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Borrower or any of its affiliates in which any such Borrower or such affiliate is not restricted hereby from engaging with any other Person.
Section 9.13    Lender Credit Decision, Legal Representation.
(a)    Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender and based on the financial statements prepared by each Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Except for any notice, report, document or other information expressly required to be furnished to the Lenders by Administrative Agent hereunder, Administrative Agent will have no duty or responsibility (either initially or on a continuing basis) to provide any Lender with any notice, report, document, credit information or other information concerning the affairs, financial condition or business of any Borrower or any of their respective Affiliates that may come into the possession of Administrative Agent (whether or not in its capacity as Administrative Agent) or any of their Affiliates.
(b)    Each Lender further acknowledges that it has had the opportunity to be represented by legal counsel in connection with its execution of this Agreement and the other Loan Documents, that it has made its own evaluation of all applicable Laws and regulations relating to the transactions contemplated hereby, and that the counsel to Administrative Agent represents only Administrative Agent and not the Lenders in connection with this Agreement and the transactions contemplated hereby.
Section 9.14    Successor Administrative Agent. Administrative Agent may resign at any time by giving written notice thereof to the Lenders and Borrowers, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, 30 days after the retiring Administrative Agent gives notice of its intention to resign. Upon any such resignation, if no successor Administrative Agent has been appointed pursuant to the immediately following sentence in this Section 9.14, the Required Lenders shall appoint (upon consultation with Borrowers so long as no Event of Default exists), on behalf of Borrowers and the Lenders, a successor Administrative Agent. If an Event of Default occurs and is continuing, if no successor Administrative Agent has been appointed by the Required Lenders within 15 days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent shall appoint (upon consultation with Borrowers so long as no Event of Default exists), on behalf of Borrowers and the Lenders, a successor Administrative Agent. Notwithstanding the previous sentence, Administrative Agent may at any time without the consent of Borrowers or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. Upon the appointment as Administrative Agent hereunder by a successor

Administrative Agent, such successor Administrative Agent will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation of Administrative Agent, the resigning Administrative Agent will be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Administrative Agent, the provisions of this Article IX will continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to Administrative Agent by merger, or Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 9.14, then the term "Prime Rate" as used in this Agreement will mean the prime rate, base rate or other analogous rate of the new Administrative Agent.
Section 9.15    Delegation to Affiliates. Borrowers and the Lenders agree that Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement will be entitled to the same benefits of the indemnification, waiver and other protective provisions to which Administrative Agent is entitled under this Article IX and Section 10.1.
Section 9.16    Borrower, Collateral and Guarantor Releases. The Lenders hereby empower and authorize Administrative Agent to execute and deliver to Borrowers on their behalf any agreements, documents or instruments as are necessary or appropriate to effect any releases of a Borrower and the Collateral or any portion thereof which is permitted by the terms hereof or of any other Loan Document (including, without limitation, in connection with any asset sale permitted hereunder or in connection with any release of a borrower or guarantor made in accordance with the Loan Documents) or which otherwise has been approved by the Required Lenders (or, if required by the terms of Section 10.12, all of the Lenders) in writing. In addition, the Lenders authorize Administrative Agent to release any Borrower or Guarantor from its obligations under the Loan Documents if such Person is no longer required to be a borrower or guarantor under the Loan Documents, as applicable. Upon the request of Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent's authority to release its interest in the Collateral or any portion thereof, or to release any Borrower or Guarantor from its respective obligations under the Loan Documents pursuant to the foregoing. In each case as specified hereto, Administrative Agent (and each Lender hereby authorizes Administrative Agent to), at Borrowers' expense, execute and deliver to Borrowers such documents as Borrowers may reasonably request to evidence the release of the Collateral or portion thereof from the security interest granted under the Loan Documents, or to release a borrower or guarantor from its obligations under any Loan Documents, in each case in accordance with the terms of the Loan Documents.
Section 9.17    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrowers acknowledge and agree that: (i) (A) the arranging and other services regarding this Agreement provided by Administrative Agent and any book runner and the Lenders are arm's-length commercial transactions between Borrowers and their respective Affiliates, on the one hand, and the Lenders, Administrative Agent and any book runner on the other hand, (B) Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) Borrowers are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) Administrative Agent, any book runner and each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower or any of their respective Affiliates, or any other Person and (B) neither Administrative Agent, any book runner nor any Lender has any obligation to any Borrower or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) Administrative Agent, any book runner, each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrowers and their respective Affiliates, and neither Administrative Agent, any book runner nor any Lender has any obligation to disclose any of such interests to any Borrower or any Borrower's Affiliates.  To the fullest extent permitted by law, Borrowers hereby waive and release any claims that any of them may have against Administrative Agent, any book runner and each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 9.18    Documentation Agent, Syndication Agent, etc. Neither any of the Lenders identified in this Agreement as a "co-agent" or a "book runner" will have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders will have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to Administrative Agent in Section 9.13.
Section 9.19    Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each Advance from the Lenders will be made from the Lenders, each payment of the fees will be made for the account of the Lenders, and each termination or reduction of the amount of the Aggregate Commitment pursuant to this Agreement will be applied to the respective Commitments of the Lenders, pro rata in accordance with their respective Commitments; (b) each payment or prepayment of principal of the Loan by Borrower will be made for the account of the Lenders pro rata in accordance with their respective Pro Rata Shares, provided that if immediately prior to giving effect to any such payment in respect of the Loan the outstanding principal amount of the Loan will not be held by the Lenders pro rata in accordance with their respective Pro Rata Shares, then such payment will be applied to the Loan in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Loan being held by the Lenders pro rata in accordance with their respective Pro Rata Shares; and (c) each payment of interest on the Loan by Borrowers will be made for the account of the Lenders pro rata in accordance with their respective Pro Rata Shares.
Section 9.20    Security Interest in Deposits. Borrowers hereby grant each Lender a security interest in all deposits, credits and deposit accounts (including all account balances, whether provisional or final and whether or not collected or available) of Borrowers with such Lender or any Affiliate of such Lender to secure the Obligations. In addition to, and without limitation of, any rights of the Lenders under applicable Law, if any Event of Default has occurred and is continuing, Borrowers authorize each Lender to, with the prior written consent of Administrative Agent, apply all such deposits, credits and deposit accounts toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, will then be due and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Lender or the Lenders; provided, that in the event that any Defaulting Lender exercises such right of setoff, (x) all amounts so set off must be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 9.22 and, pending such payment, must be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and the Lenders, and (y) the Defaulting Lender must provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.
Section 9.21    Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to its portion of the Loan (other than payments received pursuant to Section 2.5(b), 2.6 or 2.10) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loan held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Loan. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral or other protection ratably in proportion to their respective Pro Rata Shares of the Loan. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments will be made.
Section 9.22    Defaulting Lenders.
(a)    Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)    Such Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement will be restricted as set forth in the definition of Required Lenders.
(ii)    Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 9.20 will be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, as Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent (excluding any Advance (or portion thereof) which has been funded by a Special Advance); third, if so determined by Administrative Agent and Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender's potential future funding obligations with respect to Advances under this

Agreement; fourth, to the payment of any Special Advances paid by any Lenders as a result of such Defaulting Lender's failure to fund its portion of any Advance; fifth, to the payment of any other amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrowers as a result of any judgment of a court of competent jurisdiction obtained by Borrowers against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Sections 3.3 and 3.4 were satisfied or waived, such payment will be applied solely to pay the Advances of all Lenders that are not Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender will be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    No Defaulting Lender will be entitled to receive any unused fee for any period during which that Lender is a Defaulting Lender (and Borrower will not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(b)    If Borrowers and Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.
Section 9.23    Special Advances. If a Lender fails to fund its portion of any Advance, in whole or part, within three Business Days after the date required hereunder and Administrative Agent has not funded the Defaulting Lender's portion of the Advance under Section 4.1(c), Administrative Agent will so notify the Lenders, and within three (3) Business Days after delivery of such notice, the Lenders (other than any Defaulting Lender) will have the right, but not the obligation, in their respective, sole and absolute discretion, to fund all or a portion of such deficiency (the amount so funded by any such Lenders being referred to herein as a "Special Advance") to Borrowers. In such event, the Defaulting Lender and Borrowers severally agree to pay to Administrative Agent for payment to the Lenders making the Special Advance, forthwith on demand such amount with interest thereon, for each day from and including the date such amount is made available to Borrowers to but excluding the date of payment to Administrative Agent, at (i) in the case of the Defaulting Lender, the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of Borrowers, a rate per annum equal to the interest rate applicable to the relevant Advance.
Section 9.24    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrowers or Guarantor, that at least one of the following is and will be true: (i) such Lender is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, or an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code in connection with the Loan or the Commitments, (ii) the transaction exemption set forth in one or more prohibited transaction exemptions issued by the Department of Labor (each, a "PTE"), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loan, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrowers or Guarantor, that: (i) none of Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement is independent (within the meaning of 29 C.F.R. § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 C.F.R. § 2510.3-21(c)(1)(i)(A)-(E),(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loan, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to Administrative Agent or any of its Affiliates for investment advice (as opposed to other services) in connection with the Loan, the Commitments or this Agreement.
(c)    Administrative Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loan, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loan or the Commitments for an amount less than the amount being paid for an interest in the Loan or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker's acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
ARTICLE X
MISCELLANEOUS
Section 10.1    General Indemnities. Except as to the claims, costs, losses and damages described in the Indemnity which shall be governed by the Indemnity, Borrowers hereby agree to indemnify, defend and hold harmless Administrative Agent and each Lender and their respective Affiliates, directors, officers and employees, agents and advisors against all losses, claims, damages, penalties, judgments, liabilities and expenses (including all expenses of litigation or preparation therefor whether or not Administrative Agent, any Lender or any Affiliate of Administrative Agent or any Lender is a party thereto, settlement costs, in-house and outside attorney's fees and expenses) (collectively, "Losses") which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents (other than the Indemnity and the Guaranties), the transactions contemplated hereby, or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrowers or any of their Subsidiaries, or the direct or indirect application or proposed application of the Loan proceeds, except to the extent that such Losses are caused by, or have resulted from, the gross negligence or willful misconduct of the party seeking indemnification. Borrowers also hereby agree to indemnify, defend and hold Administrative Agent and each Lender and their respective Affiliates, directors, officers and employees, agents and advisors harmless against any Losses which any of them may pay or incur arising out of or relating to any claim or claims made by any Person, including any broker or agent, that they are or may be entitled to a commission or other form of compensation in connection with the securing of or making of the Loan. The obligations of Borrowers under this Section 10.1 will survive the termination of this Agreement. Neither Administrative Agent nor any Lender will have any liability with respect to, and Borrowers hereby waive, release and agree not to sue for, any lost profits or special, indirect, consequential or punitive damages suffered by Borrowers in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby (provided, however, that such waiver shall not apply to any actual damages suffered by any Borrower). Notwithstanding the foregoing indemnity or anything else contained in this Agreement or any of the other Loan Documents which may be construed to the contrary, all of Borrowers' indemnity obligations and other obligations of Borrowers pertaining to Environmental Liabilities and/or Hazardous Substances will be deemed to be contained in and arise under only the Indemnity, and not under this Agreement or any other Loan Document, and any of Borrowers' indemnity obligations or other obligations pertaining to Environmental Liabilities and/or Hazardous Substances that might be construed to exist under any other Loan Document (other than the Indemnity) will be deemed to be removed from such other Loan Document and transferred to the Indemnity, so that the Indemnity is the only Loan Document that contains and sets forth the Borrowers' indemnity obligations and other obligations of Borrowers pertaining to Environmental Liabilities and/or Hazardous Substances.
Section 10.2    Binding Effect; Waivers; Cumulative Rights and Remedies. The provisions of this Agreement inure to the benefit of and are binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns; provided, however, (a) Borrowers will not have the right to assign their respective rights or obligations under the Loan Documents without the prior written consent of each Lender, (b) any assignment by any Lender must be made in compliance with Section 10.10, and (c) any transfer by participation must be made in compliance with Section 10.11. Any attempted assignment or transfer by any party not made in compliance with this Section 10.2 will be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with the terms of this Agreement. The parties to this Agreement acknowledge that clause (b) of this Section 10.2 relates only to absolute assignments and this Section 10.2 will not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest will release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 10.10. Administrative Agent may treat the Person which made any Advance or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 10.10; provided, however, that Administrative Agent may in its discretion (but will not be required to) follow instructions from the Person which made any Advance or which holds any Note to direct payments relating to such Advance or Note to another Person. Any assignee of the rights to any Advance or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Advance will be conclusive and binding on any subsequent holder or assignee of the rights to such Loan. No delay on the part of Administrative Agent in exercising any right, remedy, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right, remedy, power or privilege hereunder constitute such a waiver or exhaust the same, all of which will be continuing. The rights and remedies of Administrative Agent specified in this Agreement are in addition to, and not exclusive of, any other rights and remedies which Administrative Agent or any Lender would otherwise have at law, in equity or by statute, and all such rights and remedies, together with Administrative Agent's rights and remedies under the other Loan Documents, are cumulative and may be exercised individually, concurrently, successively and in any order.
Section 10.3    Reduction of Aggregate Commitment. Provided (a) no draw request is pending that would result in the outstanding principal balance of the Loan exceeding the Aggregate Commitment, and (b) that immediately after such reduction the outstanding principal balance of the Loan is less than or equal to the Aggregate Commitment, (which for the purposes of this Section shall include any amounts requested under a pending draw request), Borrower may (in its sole and absolute discretion) permanently reduce the available Aggregate Commitment of the Loan (without the payment of any prepayment fee, other than break funding, including any sums owing under Section 2.13 hereof, and any charges relating to early termination of any Swap Contracts), by giving Administrative Agent irrevocable notice of such reduction at least two (2) Business Days prior to the indicated effective date of the reduction. Each such reduction shall (a) be in a minimum amount of $1,000,000 (and in increments of $500,000 thereafter), (b) in no event reduce the Aggregate Commitment below the amount of the outstanding principal balance of the Loan, and (c) permanently reduce the maximum Aggregate Commitment of the Loan available to Borrower.
Section 10.4    Survival. All agreements, representations and warranties made in this Agreement survive the execution of this Agreement, the making of the Advances by the Lenders, and the execution of the other Loan Documents, and will continue until payment in full of all Obligations of Borrowers incurred under this Agreement and under the other Loan Documents.
Section 10.5    Governing Law; Waiver of Jury Trial; Jurisdiction. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY

APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND ANY LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO NATIONAL BANKS.
TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWERS, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATING TO THE LOAN AND/OR THE LOAN DOCUMENTS. BORROWER, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, (C) SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND (D) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN WILL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY OF THE LENDERS TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWERS FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESSES FOR NOTICES DESCRIBED IN THIS AGREEMENT, AND CONSENT AND AGREE THAT SUCH SERVICE WILL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN WILL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
Section 10.6    Counterparts. This Agreement may be executed in any number of counterparts, all of which constitutes a single Agreement.
Section 10.7    Notices.
(a)    All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a "Notice") required, permitted or desired to be given hereunder must be in writing and must be sent by: (i) registered or certified mail, postage prepaid, return receipt requested, (ii) reputable overnight courier, or (iii) delivered by hand by commercial courier service, addressed to the party to be so notified at its address set forth opposite its signature, below, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 10.7. Any Notice will be deemed to have been received: (A) 3 days after the date such Notice is mailed, (B) on the date of delivery by hand (or refusal to accept such delivery) if delivered during business hours on a Business Day (otherwise on the next Business Day), and/or (C) on the next Business Day if sent by an overnight commercial courier.
(b)    Any party may change the address to which any such Notice is to be delivered by furnishing 10 days prior written notice of such change to the other parties in accordance with the provisions of this Section 10.7. Notices will be deemed to have been given on the date as set forth above, even if there is an inability to actually deliver any such Notice because of a changed address of which no Notice was given, or there is a rejection or refusal to accept any Notice offered for delivery.
Section 10.8    Administrative Agent's Sign. Agent may, if it so desires, publicize its involvement with the Properties, including, but not limited to, issuing press releases (subject to Borrower's review and approval thereof, not to be withheld unreasonably), but it may not place any signage on any Property without Borrower's prior written consent (which consent may be withheld, conditioned or delayed in Borrower's sole and absolute discretion).
Section 10.9    No Third Party Reliance. No third party is entitled to rely upon this Agreement or to have any of the benefits of Administrative Agent's or any Lender's interest hereunder, unless such third party is an express assignee of all or a portion of a Lender's interest hereunder in accordance with Section 10.10 and Section 10.11 hereof.
Section 10.10    Assignments.
(a)    Any Lender may at any time and subject to the terms of this Agreement (including, without limitation, this Section 10.10) assign to any Affiliate of such Lender or to one or more Eligible Assignees (collectively, "Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment must be substantially in the form of Exhibit J or in such other form reasonably acceptable to Administrative Agent (but only to the extent as may be agreed to by the parties thereto). Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender must either be in an amount equal to the entire applicable Commitment or aggregate amount of the outstanding Advances of the assigning Lender or (unless Borrowers and Administrative Agent otherwise consent) be in an aggregate amount not less than $5,000,000. The amount of the assignment must be based on the Commitment or aggregate amount of the outstanding Advances of the assigning Lender (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the "Trade Date," if the "Trade Date" is specified in the assignment.
(b)    The consent of Borrowers will be required prior to an assignment becoming effective, provided that the consent of Borrower will not be required if an Event of Default has occurred and is continuing. The consent of Administrative Agent is required prior to an assignment becoming effective. Any consent required under this Section 10.10(b) will not be unreasonably withheld or delayed.
(c)    Upon (i) delivery to Administrative Agent of an Assignment and Assumption, together with any consents required by Sections 10.10(a) and 10.10(b), and (ii) payment of a $3,500 fee by the assignee or the assignor to Administrative Agent for processing such assignment (unless such fee is waived by Administrative Agent), such assignment will become effective on the effective date specified in such assignment. The assignment must contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and the portion of the Loan assigned to Purchaser under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser will for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and will have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender will be released with respect to the Commitment and the portion of the Loan assigned to such Purchaser without any further consent or action by Borrowers, the Lenders or Administrative Agent. In the case of an assignment covering all of the assigning Lender's rights and obligations under this Agreement, such Lender will cease to be a Lender hereunder but will continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.10 will be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.11. Upon the consummation of any assignment to a Purchaser pursuant to this Section 10.10(c), the transferor Lender, Administrative Agent and Borrower will make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. Upon request, Borrower will execute and deliver to Administrative Agent, at Borrower's cost to the extent such costs do not exceed $10,000, an appropriate replacement promissory note or replacement promissory notes in favor of each assignee (and assignor, if such assignor is retaining a portion of its Commitment percentage and advances) reflecting such assignee's (and assignor's) percentage of the Commitment. Upon execution and delivery of such replacement promissory note(s), the original promissory note or notes evidencing all or a portion of the Lenders' percentages of the Committed Amount and advances being assigned shall be canceled and returned to Borrower. For purposes of clarification, if Borrower's costs relating to an Assignment and Assumption exceed $10,000, such costs exceeding $10,000 shall be borne by the Lenders receiving replacement notes pro rata in accordance with such Lenders' percentage of the Committed Amount. Under no circumstances shall Borrower be required to execute any certifications or similar documents or to provide any representations or warranties confirming the accuracy of any information or otherwise in connection with any assignment or participation. Promptly following receipt by Administrative Agent of an executed Assignment and Assumption, Administrative Agent shall give notice to the Borrower and to the Lenders of: (i) the effectiveness of the assignment by the assigning Lender to the assignee Lender (or the affiliate of the Lender); and (ii) the revised percentages and maximum amounts of the Commitment percentage of the Committed Amount in effect as a result of such assignment.
(d)    Administrative Agent, acting solely for this purpose as an agent of Borrowers, will maintain at one of its offices in the United States of America, a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the

Advances owing to, each Lender, pursuant to the terms hereof from time to time (the "Register"). The entries in the Register will be conclusive, absent manifest error, and Borrowers, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register will be available for inspection by Borrowers and each Lender at any reasonable time and from time to time upon reasonable prior notice.
(e)    Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession, provided, however, that any such Transferee executes a confidentiality agreement in form and substance reasonably satisfactory to Borrower.
(f)    So long as no Event of Default exists, unless Borrower otherwise consents, U.S. Bank shall at all times retain at least twenty-five percent (25%) of the Committed Amount.
(g)    The Borrower and Administrative Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to a Transferee until such time as (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Purchaser shall have been given to the Borrower and Administrative Agent by the assigning Lender and the Transferee; (ii) the assigning Lender and the Transferee shall have delivered to the Borrower and Administrative Agent an Assignment and Assumption.
Section 10.11    Participations.
(a)    Any Lender may, upon prior written notice to Borrower, at any time sell to one or more entities ("Participants") participating interests in its Commitment or the Obligations owing to such Lender~~.~~; provided, however, the voting rights of any participants shall be limited to actions with respect to increases in the maximum Committed Amount, extensions of the maturity date beyond the extension option terms and changes in the interest rates applicable to the Loan. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents will remain unchanged, such Lender will remain solely responsible to the other parties hereto for the performance of such obligations, such Lender will remain the owner of its Commitment and the Obligations owing to such Lender, all amounts payable by Borrowers under this Agreement will be determined as if such Lender had not sold such participating interests, and Borrowers and Administrative Agent will continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.
(b)    Each Lender will retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents provided that each such Lender may agree in its participation agreement with its Participant that such Lender will not vote to approve any amendment, modification or waiver with respect to any Commitment or Loan in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 10.12 or of any other Loan Document.

(c)    Each Lender that sells a participation will, acting solely for this purpose as an agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in any Commitment or any other Obligations under the Loan Documents (the "Participant Register"); provided that no Lender will have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Commitment or any other Obligations under the Loan Documents) to any Person except to the extent that such disclosure is necessary to establish that any Commitment or any other Obligations under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register will be conclusive absent manifest error, and such Lender will treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) will have no responsibility for maintaining a Participant Register.
Section 10.12    Amendments. Subject to the provisions of this Section 10.12, the Required Lenders (or Administrative Agent with the consent in writing of the Required Lenders) and Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to this Agreement, the Guaranty or any other Loan Document or changing in any manner the rights of the Lenders or Borrowers hereunder or thereunder or waiving any Default or Event of Default hereunder; provided, however, that no such supplemental agreement will:
(a)    without the consent of each Lender directly affected thereby, extend the final maturity of the Loan, or postpone any regularly scheduled payment of principal of the Loan, or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon or increase the amount of the Commitment of such Lender hereunder;
(b)    without the consent of all of the Lenders, reduce the percentage specified in the definition of Required Lenders;
(c)    without the consent of all of the Lenders, amend Section 9.21 or this Section 10.12; provided, that the foregoing limitation in respect of Section 9.21 will not prohibit each Lender directly affected thereby from consenting to the extension of the final maturity date of the Loan as contemplated by Section 10.12(a) above; and
(d)    except as otherwise provided in Section 9.16, without the consent of all of the Lenders, release all or substantially all of the Collateral.
No amendment of any provision of this Agreement relating to Administrative Agent will be effective without the written consent of Administrative Agent. Administrative Agent may waive payment of the fee required under Section 10.10(c) without obtaining the consent of any other party to this Agreement. Notwithstanding anything to the contrary herein, Administrative Agent may, with the consent of Borrowers only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency of a technical or immaterial nature, as determined in good faith by Administrative Agent.
Section 10.13    Joint Borrower Provisions. Each Borrower acknowledges and agrees that it shall be jointly and severally liable for the Loan and all other Obligations arising under this Agreement and/or any of the other Loan Documents. In furtherance thereof, each Borrower acknowledges and agrees as follows:
(a)    For the purpose of implementing the joint borrower provisions of the Loan Documents, each Borrower hereby irrevocably appoints each other Borrower as its agent and attorney-in-fact for all purposes of the Loan Documents, including the giving and receiving of notices and other communications.
(b)    To induce the Lenders to make the Loan, and in consideration thereof, each Borrower hereby agrees to indemnify Administrative Agent and Lenders against, and hold the Administrative Agent and Lenders harmless from, any and all liabilities, expenses, losses, damages and/or claims of damage or injury asserted against Administrative Agent and/or Lenders by any Borrower or by any other Person arising from or incurred by reason of (i) reliance by the Administrative Agent and/or Lenders on any requests or instructions from any Borrower, or (ii) any other action taken by Administrative Agent and/or Lenders in good faith with respect to this Agreement or the other Loan Documents.
(c)    Each Borrower acknowledges that the liens and security interests created or granted herein and by the other Loan Documents (as applicable, and expressly excluding the Indemnity and the Guaranties) will secure Obligations of all Borrowers under the Loan Documents (other than the Indemnity) and, in full recognition of that fact, each Borrower consents and agrees that the Administrative Agent and/or Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof or of any other Loan Document:
(i)    agree with any Borrower to supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;
(ii)    agree with any Borrower to supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;
(iii)    accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;
(iv)    accept partial payments on the Obligations;
(v)    receive and hold additional security or guaranties for the Obligations or any part thereof;

(vi)    release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security for or guaranties of the Obligations, and apply any security and direct the order or manner of sale thereof as Administrative Agent, in its sole and absolute discretion may determine;
(vii)    release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;
(viii)    settle, release on terms satisfactory to Administrative Agent or by operation of applicable Laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any such security and bid and purchase at any sale; and consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower or any other Person, and correspondingly restructure the obligations of such Borrower or other Person, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing existence of any lien or security interest hereunder, under any other Loan Document to which any Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.
(d)    Upon the occurrence of and during the continuance of any Event of Default, Administrative Agent may enforce this Agreement and the other Loan Documents independently as to each Borrower and independently of any other remedy or security Administrative Agent and/or Lenders at any time may have or hold in connection with the Obligations, and in collecting on the Loan it shall not be necessary for Administrative Agent to marshal assets in favor of any Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement and the other Loan Documents. Each Borrower expressly waives any right to require Administrative Agent and/or Lenders, in connection with Administrative Agent's and/or Lender's efforts to obtain repayment of the Loan and other Obligations, to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Administrative Agent and/or Lenders may proceed against any Persons and/or collateral in such order as it shall determine in its sole and absolute discretion in connection with Administrative Agent's efforts to obtain repayment of the Loan and other Obligations. Administrative Agent may file a separate action or actions against each Borrower to enforce the Obligations, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees that Administrative Agent, Lenders, each Borrower and/or any other Person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement or the other Loan Documents. The rights of Administrative Agent and/or Lenders hereunder and under the other Loan Documents shall be reinstated and revived, and the enforceability of this Agreement and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Administrative Agent and/or Lenders as a result of the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of this Agreement and the other Loan Documents at all times shall remain effective even though the any or all Obligations, or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower or any other Person and whether or not any Borrower or any other Person shall have any personal liability with respect thereto. Each Borrower expressly waives any and all defenses to the enforcement of its obligations under the Loan Documents now or hereafter arising or asserted by reason of (i) any disability or other defense of any Borrower or any other Person with respect to the Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (iii) the cessation for any cause whatsoever of the liability of any Borrower or any other Person (other than by reason of the full and final payment and performance of all Obligations), (iv) any failure of Administrative Agent and/or Lenders to marshal assets in favor of any of the Borrowers or any other Person, (v) any failure of Administrative Agent and/or Lenders to give notice of sale or other disposition of any Collateral for the Obligations to any Borrower or to any other Person or any defect in any notice that may be given in connection with any such sale or disposition, (vi) any failure of Administrative Agent and/or Lenders to comply in any non-material respect with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Obligation, (vii) any act or omission of Administrative Agent and/or Lenders or others that directly or indirectly results in or aids the discharge or release of any Borrower or of any other Person or of any of the Obligations or any other security or guaranty therefor by operation of law or otherwise, (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (ix) any failure of Administrative Agent and/or Lenders to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (x) the election by Administrative Agent, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code, (xi) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code except to extent otherwise provided in this Agreement, (xii) any use of cash collateral under Section 363 of the Bankruptcy Code, (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xiv) the avoidance of any lien or security interest in favor of Administrative Agent securing the Obligations for any reason, or (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding. Without in any way limiting the foregoing, with respect to the Loan Documents and the Obligations, each Borrower: (A) waives all rights and defenses arising out of an election of remedies by Administrative Agent, even though that election of remedies, such as non-judicial foreclosure with respect to security for Borrowers' obligations, has destroyed each of their rights of subrogation and reimbursement against the other by the operation of Section 580d of the California Code of Civil Procedure or otherwise; and (B) waives any right to a fair value hearing or similar proceeding following a nonjudicial foreclosure of the Obligations, whether arising under California Code of Civil Procedure Section 580a or otherwise.
(e)    The Borrowers represent and warrant to Administrative Agent and Lenders that they have established adequate means of obtaining from each other, on a continuing basis, financial and other information pertaining to their respective businesses, operations and condition (financial and otherwise) and their respective properties, and each now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other and their respective properties. Each Borrower hereby expressly waives and relinquishes any duty on the part of Administrative Agent and/or Lenders to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the other Borrowers or the other Borrowers' properties, whether now known or hereafter known by Administrative Agent and/or Lenders during the life of this Agreement. With respect to any of the Obligations, the Administrative Agent and/or Lenders need not inquire into the powers of any Borrower or the officers, employees or other Persons acting or purporting to act on such Borrower's behalf.
(f)    Without limiting the foregoing, or anything else contained in this Agreement, each Borrower waives all rights and defenses that it may have because the Borrowers' debt is secured by real property. This means, among other things:
(i)    Administrative Agent and/or Lenders may collect on the debt from any Borrower without first foreclosing on any real or personal property collateral pledged by the other Borrowers; and
(ii)    If Administrative Agent forecloses on any real property collateral pledged by any Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Administrative Agent may collect from any Borrower even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right any Borrower may have to collect from the other Borrowers.
The foregoing is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because the debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Each Borrower expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property collateral provided by any other Borrower to secure the debt and failure to receive any such notice shall not impair or affect such Borrower's obligations hereunder or the enforceability of this Agreement or the other Loan Documents or any liens created or granted hereby or thereby.
(g)    Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a party, with respect to the Loan and all other Obligations, each Borrower hereby waives with respect to the other Borrowers and their successors and assigns (including any surety) and any other Person any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff, to any other rights and defenses available to it by reason of California Civil Code Sections 2787 and 2855, inclusive, or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each of them may have or hereafter acquire against the other or any other Person in connection with or as a result of such Borrower's execution, delivery and/or performance of this Agreement or any other Loan Document to which it is a party until the Obligations are paid and performed in full. Each Borrower agrees that it shall not have or assert any such rights against any other Borrower or any other Borrower's successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Borrower by any other Borrower (as borrower or in any other capacity) or any other Person until the all Obligations are paid and performed in full. Each Borrower hereby acknowledges and agrees that this waiver is intended to benefit Administrative Agent and Lenders and shall not limit or otherwise affect any Borrower's liability under this Agreement or any other Loan Document to which it is a party, or the enforceability hereof or thereof.
(h)    Each Borrower warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each otherwise may have against the other, against Administrative Agent and Lenders or others, or against any collateral. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.
Section 10.14    Time of the Essence
. Time is of the essence hereof with respect to the dates, terms and conditions of this Agreement.

Section 10.15    Entire Agreement; No Oral Modifications. The Loan Documents set forth the entire agreement of the parties with respect to the Loan and supersede all prior written or oral understandings and agreements with respect thereto and no modification or waiver of any provision of this Agreement will be effective unless set forth in writing and signed by the parties hereto. By executing this Agreement and initialing below Borrowers expressly represents and warrants that it did not rely on any representation, assurance or agreement, oral or written, not expressly set forth in this Agreement or any of the other Loan Documents in reaching its decision to enter into this Agreement or any of the other Loan Documents and that no promises or other representations have been made to Borrowers which conflict with the written terms of the Loan Documents. Borrowers represent to Administrative Agent and the Lenders that (i) it has read and understands the terms and conditions contained in this Agreement and the other Loan Documents executed in connection with this Agreement, (ii) its legal counsel has carefully reviewed all of the Loan Documents and it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and all other Loan Documents, (iii) it is satisfied with its legal counsel and the advice received from it, and (iv) it has relied only on its review of the Loan Documents and its own legal counsel's advice and representations (and it has not relied on any advice or representations from Administrative Agent, any Lender, or any of their respective officers, employees, agents or attorneys). The Loan Documents may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

/s/ CJS	/s/ CJS	/s/ CJS	/s/ CJS
Borrower's Initials	Borrower's Initials	Borrower's Initials	Borrower's Initials

SMRH:487569780.11	Section 10.15

Section 10.16    Captions. The headings or captions of the Articles and Sections set forth herein are for convenience only, are not a part of this Agreement and are not to be considered in interpreting this Agreement.
Section 10.17    Borrower-Lender Relationship. The relationship of Borrowers, Administrative Agent and the Lenders created hereby and by the other Loan Documents is that of a borrower and a lender only, and in no event will Administrative Agent or any Lender be deemed to be a partner of, or a joint venturer with, Borrowers.
Section 10.18    Joint and Several Liability. If there is more than one (1) party to this Agreement who is a borrower under this Agreement, then each of said individuals and/or entities are jointly and severally liable for each covenant, agreement, representation and warranty of Borrowers hereunder.
Section 10.19    Severability. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is prohibited by or invalid under applicable Law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
Section 10.20    [Reserved.]
Section 10.21    [Reserved.]
Section 10.22    Defenses. No failure by Administrative Agent or any Lender to perform any of its respective obligations hereunder will be a valid defense to, or result in any offset against, any payments which Borrower is obligated to make under any of the Loan Documents.
Section 10.23    Designated Representative(s). Each Borrower hereby represents that any person signing this Agreement on behalf of such Borrower is hereby authorized to act as such Borrower's authorized representative for purposes of dealing with Administrative Agent on behalf of such Borrower in respect of any and all matters in connection with this Agreement, the other Loan Documents and the Loan. In addition, each Borrower may designate by appropriate action in form acceptable to Administrative Agent, additional individuals who are authorized to act on behalf of such Borrower (together with the person(s) signing this Agreement, the "Designated Representatives"). The Designated Representative has the power to give and receive all notices, monies, approvals and other documents and instruments, and to take any other action on behalf of such Borrower. All actions by the Designated Representative will be conclusive and binding on such Borrower. Administrative Agent may rely on the authority given to the Designated Representative until actual receipt by Administrative Agent of a duly authorized resolution substituting a different person as the Designated Representative.
Section 10.24    Document Imaging, Electronic Transactions and the UETA. Without notice to or consent of Borrowers or Guarantor, Administrative Agent may create electronic images of this Agreement and the other Loan Documents and destroy paper originals of any such imaged documents. Provided that such images are maintained by or on behalf of Administrative Agent as part of Administrative Agent's normal business processes, Borrowers and Guarantor agree that such images have the same legal force and effect as the paper originals, and are enforceable against Borrowers and Guarantor, as the case may be. Furthermore, Borrowers and Guarantor agree that Administrative Agent may convert any Loan Document into a "transferrable record" as such term is defined under, and to the extent permitted by, the UETA, with the image of such instrument in Administrative Agent's possession constituting an "authoritative copy" under the UETA.
Section 10.25    Swap Transactions. Borrowers may enter into one or more Swap Transactions with the Swap Counterparty on terms that are acceptable to Swap Counterparty in its sole discretion for the purpose of hedging and protecting against interest rate fluctuation risks with respect to the Loan. All Swap Transactions, if any, are independent agreements governed by the written agreements evidencing said Swap Transactions, which will remain in full force and effect, unaffected by any repayment, prepayment, acceleration, reduction, increase or change in the terms of the Loan Documents, except as otherwise expressly provided in said Swap Transactions, and any payoff statement from Administrative Agent relating to the Loan will not apply to said Swap Transactions.
Section 10.26    USA PATRIOT ACT NOTIFICATION. The following notification is provided to Borrower pursuant to Section 326 of the PATRIOT Act:
Each Lender hereby notifies Borrowers that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of Borrowers and other information that will allow the Lenders to identify Borrowers in accordance with the PATRIOT Act.
Section 10.27    Confidentiality.
(a)    Administrative Agent and each Lender agrees to hold any confidential information which it may receive from Borrowers in connection with this Agreement in confidence; provided, however, that the foregoing shall not apply to (i) disclosures required of any Lender pursuant to any applicable law, rule, regulation or order of any Governmental Authority, (ii) any information contained in any report prepared or delivered pursuant to the reporting requirements of federal or state securities laws and regulations, including, but not limited to, any prospectus, registration statement, proxy materials or periodic reports, (iii) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (iv) disclosures of information that is publicly available other than as a result of a disclosure by any Lender, (v) to legal counsel, accountants, and other professional advisors to Administrative Agent or such Lender, and (vi) to rating agencies if requested or required by such agencies in connection with a rating relating to the Advances hereunder. In addition, and notwithstanding the foregoing, Administrative Agent agrees not to share any confidential information of Borrower or Guarantor with any potential or actual Transferee or Participant without first obtaining Borrower's or Guarantor's consent (which consent shall require an execution of a confidentiality agreement or confidentiality agreements, in form and substance reasonably satisfactory to Borrower).

(b)    Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties hereto acknowledge and agree that (i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the transactions contemplated by the Loan Documents (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all parties as required by applicable laws, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011‑4; provided, however, that each party acknowledges that any privilege that may exist for the benefit of a party, in such party's sole discretion, to maintain the confidentiality of a communication relating to the transactions contemplated by the Loan Documents, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Internal Revenue Code, is not intended to be affected by the foregoing.
Section 10.28    Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

1.	a reduction in full or in part or cancellation of any such liability;

2.
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

3.	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority
Section 10.29    Possible Increase in the Aggregate Commitment. As of the Closing Date, the maximum Aggregate Commitment shall be $215,000,000. However, subsequent to the

Closing Date Borrowers shall have the option to increase the Aggregate Commitment based, in part, on the addition of one or more Additional Projects in accordance with Section 10.30 to secure the Loan (such option shall be referred to herein as the "Accordion Option"), subject to the following: (a) one or more new lenders shall have been added to this Agreement (each, a "New Lender") and/or one or more existing Lenders (each, an "Additionally Committed Lender"), in their sole and absolute discretion, shall have elected to increase their individual Commitments, so that the Aggregate Commitment may be increased, provided that each New Lender and/or Additionally Committed Lender shall be approved by Administrative Agent and Borrower (but not the other Lenders), (b) the Aggregate Commitment may be increased up to a maximum of $385,000,000, (c) unless Administrative Agent otherwise consents in writing, the allocation of the increased Aggregate Commitment between the Revolving Portion and the Non-Revolving Portion shall be fifty percent (50%) to the Revolving Portion and fifty percent (50%) to the Non-Revolving Portion, (d) each exercise of the Accordion Option shall be in an amount not less than $15,000,000, and (e) the Accordion Option may be exercised a maximum of four (4) times (and all conditions to exercising such option must have been satisfied as of such date). Each Lender acknowledges and agrees that its consent to any such increase in the Aggregate Commitment shall not be required and additional Lenders may be added to this Agreement, and any Additionally Committed Lenders under this Agreement may increase their individual Commitments, without the consent or agreement of the other Lenders (provided, however, that no Lender's individual Commitment may be increased without such Lender's consent), so long as Administrative Agent and Borrowers have consented in writing to any New Lenders or the increase in the Commitment of any Additionally Committed Lender, as applicable.
The addition of any New Lender to this Agreement, and/or the increase in the Commitment of any Additionally Committed Lender, shall be effective upon the satisfaction of the following:
(a)    Administrative Agent and Borrowers shall have approved such New Lender and/or such increase in the Commitment of any Additionally Committed Lender, as applicable; and Administrative Agent shall have sent written notice to all Lenders of such New Lender and its Commitment amount and/or the amount of the increase in the Commitment of any Additionally Committed Lender (each, an "Accordion Notice").
(b)    Administrative Agent shall have calculated each Lender's new Pro Rata Share, based on each Lender's individual Commitment and the new Aggregate Commitment of all Lenders, and Administrative Agent shall have determined the portion of the Non-Revolving Portion (and outstanding Non-Revolving Portion) and the Revolving Portion (and outstanding Revolving Portion) allocable to each Lender based on such Lender's new Pro Rata Share.
(c)    Borrower shall have executed and delivered to Administrative Agent a new Note with respect to any New Lender in the amount of such New Lender's Commitment; or with respect to an increase in the Commitment of an Additionally Committed Lender, Borrower shall have executed a replacement Note for such Additionally Committed Lender in an amount equal to such Additionally Committed Lender's increased Commitment amount.
(d)    The Lenders shall execute such Assignment and Assumption Agreements as Administrative Agent shall require to evidence each New Lender's acquisition of its

Commitment of the Loan and Loan Documents, and to evidence each Additionally Committed Lender's increased Commitment. Alternatively (or in addition), at Administrative Agent's option each New Lender shall acknowledge in writing (in a form reasonably satisfactory to Administrative Agent) that it is assuming the rights and obligations of a "Lender" under this Agreement, and if required by Administrative Agent shall execute a copy of this Agreement. Each New Lender and/or each Additionally Committed Lender shall pay to the other existing Lenders a portion of the then outstanding Revolving Portion and the Non-Revolving Portion so that upon the closing of the exercise of the Accordion Option and increase in the Aggregate Commitment, each Lender shall have owing to it its Pro Rata Share of the then outstanding principal amount of the Revolving Portion and the Non-Revolving Portion (as set forth in the revised Schedule I to be delivered in accordance with subparagraph (e) below). For the avoidance of doubt, each New Lender must acquire the same percentage of the Revolving Portion and the Non-Revolving Portion, and each Additionally Committed Lender must increase its Commitment with respect to the Revolving Portion and the Non-Revolving Portion by the same percentage.
(e)    Administrative Agent shall have prepared an updated Schedule I, revised to reflect each Lender's Pro Rata Share of the Aggregate Commitment, which updated Schedule I shall be delivered to the Lenders with the Accordion Notice.
(f)    Guarantor shall have executed and delivered to Administrative Agent such reaffirmations of its Guaranties and acknowledgment of its increased liability thereunder as Administrative Agent shall reasonably require; provided, however, that with the exception of the Guarantor's increased liability due to the increase in the Aggregate Commitment, Guarantor's liability shall remain unmodified as set forth in the Guaranties.
(g)    Borrower shall have paid the applicable fees set forth in the Fee Letter.
(h)    Borrower, each New Lender and each Additionally Committed Lender shall execute and deliver to Administrative Agent such additional documents as Administrative Agent and its legal counsel shall reasonably require to carry out the intent of this Section 10.29.
Section 10.30    Additional Project Collateral. During the term of the Loan, Borrower shall have the option of adding new projects to secure the Loan and/or to increase the Borrowing Base Amount, subject to satisfaction of all of the following conditions precedent with respect to each such additional project (each, an "Additional Project") (and each item delivered below shall be subject to Administrative Agent's (and, where indicated, Lenders') receipt, review, approval and/or confirmation, at Borrower's cost and expense (whether or not the addition of the Additional Project is ultimately approved), each in form and substance reasonably satisfactory to Administrative Agent (and, where indicated, Lenders)):
(a)    The Additional Project must be (i) a fully developed and operating "Class A" or "Class B" property utilized principally as an office or industrial property, (ii) located in the contiguous United States (including the District of Columbia) or Hawaii, and (iii) at least 85% occupied by tenants who are not the subject of any bankruptcy, reorganization, insolvency, liquidation, dissolution, receivership or similar proceeding.

(b)    The owner of the Additional Project (the "New Borrower") shall be a single purpose entity wholly-owned, directly or indirectly, by Guarantor and otherwise satisfactory to Administrative Agent and Lenders in their sole discretion which (i) has no indebtedness or claims against it other than non-delinquent trade debt incurred in the ordinary course of business, (ii) shall assume, on a joint and several basis, the Loan and the other obligations of Borrowers hereunder and under the other Loan Documents pursuant to a Joinder Agreement and such other documents reasonably satisfactory to Administrative Agent and Lenders in their sole discretion, and (iii) does not have any Guarantor as a general partner, and does not otherwise have a structure where any Guarantor would be liable for such New Borrower's obligations under the Joinder Agreement absent the Guaranty.
(c)    Administrative Agent shall have received a Security Instrument covering the Additional Project and all personal property directly related thereto (and such Security Instrument shall have been properly recorded in the official records of the county or counties in which the Additional Project is located) and such other Loan Documents, and amendments, modifications or supplements to any existing Loan Documents, as reasonably required by Administrative Agent, executed by New Borrower, Borrower and Guarantor; provided that Borrower's and Guarantor's obligations or rights under the Loan Documents shall not be modified or affected beyond what is contemplated pursuant to the transaction.
(d)    The New Borrower owns fee title to, or holds a leasehold interest as a lessee in, the Additional Project. In connection with any Additional Project in which a New Borrower holds a leasehold interest, Administrative Agent and Lenders shall have received and approved (i) a copy of the ground lease creating such leasehold interest, and (ii) a ground lessor's estoppel and consent executed by the ground lessor under any such ground lease.
(e)    New Borrower shall deliver to Administrative Agent a certificate executed by an officer of New Borrower certifying that New Borrower is qualified to transact business in the state in which the Additional Project is located.
(f)    Administrative Agent shall have received a Title Policy, containing no exceptions or exclusions other than Permitted Encumbrances or as may be reasonably approved by Administrative Agent, insuring that the insured Security Instrument for the Additional Project is a valid, first priority lien on the Additional Project and related collateral, in an insured amount as reasonably required by Administrative Agent. Borrower also shall obtain, at its sole cost and expense, any endorsements, continuations or modifications to the existing Title Policies as Administrative Agent may reasonably request and to the extent available, including endorsements to increase the insured amounts under such Title Policies.
(g)    If the Additional Project is being acquired by New Borrower, if required by Administrative Agent, Administrative Agent shall have received complete copies of any purchase agreement for the Additional Project (to the extent not prohibited by the confidentiality provisions contained therein).
(h)    Administrative Agent shall have received a recent Appraisal for the Additional Project.

(i)    New Borrower shall have provided Administrative Agent with current title, tax, UCC chattel lien and bankruptcy searches (and any other searches which Administrative Agent may require) for the Additional Project, New Borrower, New Borrower's constituent members and such other parties as Administrative Agent shall require in its reasonable discretion.
(j)    A copy of New Borrower's limited liability company agreement (certified by a manager as being true, correct, complete, unamended (except as disclosed to Administrative Agent in writing) and in full force and effect) and a copy of New Borrower's Articles of Organization (or other appropriate articles) (certified by the appropriate governmental officials in whose offices the same must be filed under applicable law, as applicable), together with evidence reasonably satisfactory to Administrative Agent, that New Borrower has complied with all other filing requirements and fictitious name requirements, if any, necessary to permit New Borrower to do business in the state in which the Additional Project is located, and evidence reasonably satisfactory to Administrative Agent, that New Borrower has complied with the above‑mentioned documents in executing the Security Instrument and other documents which it is required to execute pursuant to this Section 10.30.
(k)    Administrative Agent shall have received insurance policies or insurance certificates for the Additional Project (conforming to the requirements of Exhibit H) written by insurers reasonably satisfactory to Administrative Agent and in amounts reasonably satisfactory to Administrative Agent, prepared in accordance with Administrative Agent's standard requirements therefor.
(l)    Administrative Agent shall have received a flood zone and landslide hazard certification for the Additional Project indicating that the improvements on such Additional Project are not located in a flood plain or any other flood prone area, or within an area subject to landslide hazards, as designated by the Federal Emergency Management Agency or any other Governmental Authority.
(m)    Administrative Agent shall have received a current "as built" ALTA/ACSM Land Title Survey of the Additional Project, dated or updated to a date not earlier than thirty (30) days prior to the recordation of the Security Instrument for the Additional Project, certified to Administrative Agent and the Title Company, prepared by a licensed surveyor reasonably acceptable to Administrative Agent and such title insurer, and conforming to Administrative Agent's current standard survey requirements.
(n)    Administrative Agent shall have received a current, reasonably acceptable engineering report with respect to the Additional Project, covering, among other matters, inspection of heating and cooling systems, roof and structural details and showing no failure of compliance with building plans and specifications, applicable legal requirements (including requirements of the Americans with Disabilities Act) and fire, safety and health standards. As requested by Administrative Agent, such report shall also include an assessment of the Additional Project's tolerance for earthquake and seismic activity.
(o)    An environmental report for the Additional Project reasonably acceptable to Administrative Agent and Required Lenders, showing that no remedial environmental action is recommended or required and other information produced in connection with the Tests.

(p)    Administrative Agent shall have received either (i) reasonably satisfactory evidence that the Additional Project is covered by the Environmental Insurance Policy or (ii) confirmation from Guarantor of its liability under the Guaranty for any amounts owing by Borrower under the Environmental Indemnity with respect to such Additional Project, as more fully set forth in the Guaranty.
(q)    Administrative Agent shall have received the following financial information for the Additional Project: (i) annual operating statements for the preceding two fiscal years, if applicable, and for the current fiscal year through the fiscal quarter most recently ending, provided that if New Borrower or any Affiliate of New Borrower has not owned the Additional Project for such entire period, then Borrower shall provide operating statements for the period of New Borrower's (and any such Affiliate's) ownership and, only to the extent available, operating statements for the balance of such period, (ii) a pro forma operating statement and proposed Operating Budget for the current and next succeeding fiscal years.
(r)    Administrative Agent shall have received a current rent roll for the Additional Project, together with all leases for the Additional Project not previously delivered to Administrative Agent.
(s)    If requested, Administrative Agent shall have received copies of all material agreements with respect to the Additional Project, including without limitation all noncancelable agreements relating to the management, operation or maintenance of the Additional Project and of each such agreement which cannot be cancelled by thirty (30) days' or less notice.
(t)    Administrative Agent shall have received all title, zoning and entitlement information and documentation regarding the Additional Project reasonably requested by Administrative Agent and reasonably available to New Borrower.
(u)    Administrative Agent shall have received reasonable evidence that the Additional Project and the operation thereof comply with all governmental requirements, including that all requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required of any governmental authority have been issued without variance or condition and that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters except as may be consented to by Administrative Agent in writing. New Borrower shall provide Administrative Agent with copies of all certificates of occupancy, and shall deliver letters (to the extent reasonably available to Borrower) from applicable zoning, building and municipal agencies evidencing the foregoing.
(v)    New Borrower shall have established all accounts and escrows for the Additional Project as required by the express terms of this Agreement and delivered to Administrative Agent reasonably satisfactory evidence thereof.
(w)    No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against the Additional Project in writing; the Additional Project shall have not suffered any significant damage by fire or other casualty which has not been repaired; no law, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened in writing by any governmental authority, which would have, in Administrative Agent's judgment, a material adverse effect.
(x)    All fees and commissions payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the acquisition of the Additional Project shall have been paid or will be paid concurrently with adding the Additional Project to the Loan.
(y)    At Administrative Agent's discretion and written request, New Borrower shall have used commercially reasonable efforts to obtain estoppel certificates and, where required by Administrative Agent, subordination, nondisturbance and attornment agreements from key tenants as reasonably requested by Administrative Agent.
(z)    Administrative Agent shall have received such other authorizations, documents, certificates, opinions of counsel, updates, reports, searches or items as Administrative Agent reasonably may require with respect to New Borrower or the Additional Project.
(aa)    Administrative Agent shall have prepared revised Exhibits B and G, in each case revised to include the applicable information for the Additional Project (the "Replacement Exhibits").
(bb)    Administrative Agent and Required Lenders shall have approved the inclusion of the Additional Project as security for the Loan. A Lender shall be deemed to have granted its approval of the Additional Project if it has not notified Administrative Agent in writing of its disapproval of the inclusion of such Additional Project, within ten (10) days after receiving all of the items to be delivered to Administrative Agent and Lenders pursuant to this Section 10.30. Unless otherwise agreed to by Administrative Agent in writing, Administrative Agent shall be deemed to have approved the inclusion of the Additional Project if it has not notified Borrower in writing of its disapproval of the inclusion of such Additional Project, within fifteen (15) days after receiving all of the items to be delivered to Administrative Agent and Lenders pursuant to this Section 10.30.
From and after the date a Security Instrument is recorded against the Additional Project in accordance with Administrative Agent's written instructions to the Title Company, (i) such Additional Project shall be included in the definition of "Project" set forth in this Agreement and in the other Loan Documents, (ii) the Security Instrument recorded against such Additional Project shall be included in the definition of "Security Instrument" as set forth is this Agreement and in the other Loan Documents, (iii) New Borrower shall be included in the definition of "Borrower" set forth in this Agreement and the other Loan Documents, (iv) the Replacement Exhibits shall be attached to this Agreement in substitution of the then existing corresponding exhibits and shall thereafter be deemed to replace such exhibits, and (v) all of the foregoing requirements set forth in Sections 10.30(a) through (bb), shall be deemed satisfied by New Borrower, Borrower and Guarantor, as to such Additional Project, except as reasonably reserved or specified by Administrative Agent in writing.
Section 10.31    Releases of Projects. Except as expressly set forth below in this Section 10.31, Administrative Agent shall have no obligation to release any of the Projects (or portions thereof) until the Loan and all other Obligations have been paid in full and all obligations of Administrative Agent and Lenders under this Agreement and the other Loan Documents have terminated. Borrower shall be entitled to obtain the release of a Project (or portions thereof) (each, a "Release Project") from the lien of the Loan Documents, provided that all of the following conditions are satisfied:
(a)    Borrower shall have submitted to Administrative Agent a written request for such release at least twenty (20) days prior to the proposed release date, together with copies of any documents which Borrower requests Administrative Agent to execute in connection with such proposed release.
(b)    No Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing that with the giving of notice and/or the lapse of time would constitute an Event of Default.
(c)    After giving effect to the proposed release, at least three (3) Projects remain as security for the Loan, unless otherwise agreed to by Administrative Agent and Lenders.
(d)    Borrower shall have paid to Administrative Agent, for application to the principal balance of the Loan, an amount equal to the amount, if any, by which the outstanding principal balance of the Loan exceeds the then current Availability Amount. In calculating the Availability Amount, the Borrowing Base Amount shall be determined based only on the Projects remaining after the proposed release (i.e., without regard to the Release Project).
(e)    Borrower shall have delivered to Administrative Agent (1) a pro forma covenant compliance certificate demonstrating the continuing compliance with all Borrowing Base Amount and financial covenants on a pro forma basis based on the most recently available financial statements adjusted to reflect the proposed release of a Project and (2) such certifications from the Guarantor that, after giving effect to the proposed release, Guarantor shall be in compliance with its financial covenants under the Guaranty.
(f)    If the release relates only to a portion of a Project encumbered by a Security Instrument, (i) if Administrative Agent so requests in writing, Borrower shall provide (at Borrower's sole cost and expense) an updated Appraisal with respect to the remaining portion of such Project which shall remain encumbered by a Security Instrument following such release of the applicable portion of such Project, (ii) Administrative Agent shall have received such evidence as is reasonably satisfactory to Administrative Agent that both the portion of the Project to be released and the remainder of the Project that will remain encumbered by the Security Instrument following such release shall be a legally subdivided parcel(s) of real Project for all purposes, including without limitation a legally subdivided Project under the Subdivision Map Act (or a successor statute), and shall also constitute a separate tax parcel, (iii) Administrative Agent and the Required Lenders shall be reasonably satisfied that the portion of the Project remaining encumbered following a release of the Release Project shall be in compliance with all applicable zoning and other legal requirements, and (iv) Administrative Agent and the Required Lenders are reasonably satisfied that, if the released Project and remaining Project are inter-dependent, appropriate and fair covenants, conditions, restrictions and/or easements of record are in place to govern the relationship between the released Project and the remaining Project to the extent reasonably necessary for the use and operation thereof.
(g)    Borrower shall provide to Administrative Agent at Borrower's sole cost and expense such title insurance endorsements to the Title Policies for the remaining Security Instruments as Administrative Agent shall reasonably request (including, without limitation, CLTA Form 111 Endorsements (or its equivalent), to the extent available and in form and substance reasonably satisfactory to Administrative Agent, which shall insure that after such release, each remaining Security Instrument shall continue as a valid first position lien against the Project encumbered thereby, subject only to such new title exceptions as Administrative Agent shall approve in writing.
(h)    Borrower shall pay, or caused to be paid, to Administrative Agent all reasonable costs and expenses incurred in connection with such release, including without limitation all breakage fees, recording fees, transfer and other taxes, trustee's fees, reasonable attorneys' fees, appraisal fees, escrow fees, and fees for title insurance and similar charges.
Following the release of any Project (or portion thereof), such Release Project (or portion thereof) shall no longer be included in the definition of "Project" except with respect to any indemnities and other provisions of the Loan Documents that expressly survive repayment of the Loan.
Section 10.32    Collateral Documents. If any Security Instrument shall for any reason (other than pursuant to the terms thereof) cease to create a valid lien and security interest in the collateral purported to be covered thereby or such lien or security interest shall for any reason cease to be a perfected and first priority lien and security interest subject only to Permitted Encumbrances, and any such defect or infirmity is not cured to Administrative Agent's reasonable satisfaction within ninety (90) days of demand by Administrative Agent, the Project encumbered by such Security Instrument shall immediately (following the expiration of such ninety (90) day cure period) cease to be included in the calculation of Borrowing Base Value and Borrowing Base Amount, and Borrower shall repay to Administrative Agent for the ratable benefit of Lenders, within ten (10) days of demand by Administrative Agent, any amounts by which the total outstanding Obligations exceed the Availability Amount.
Section 10.33    Limited Recourse Provision. Except as to Guarantor as set forth in the Guaranty, Administrative Agent and Lenders shall have no recourse against, nor shall there be any personal liability to, the members of any existing Borrower (or the members of any Borrower hereafter becoming a Borrower under the Loan), or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any such existing or future Borrower (except for the Guarantor as provided in the Guaranty, but including the sole member of each Borrower (other than Guarantor), including the sole member of any new Borrower (other than Guarantor), KBS Limited Partnership III or KBS Real Estate Investment Trust III, Inc.) with respect to the obligations of Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower's liability or obligations under the Loan Documents, Guarantor's liability or obligations under the Guaranty or Administrative Agent's right to exercise any rights or remedies against any collateral securing the Loan.
Section 10.34    Release of a Borrower. As to any Release Project released from the lien of a Security Instrument pursuant to the terms of Section 10.31 hereinabove, the Borrower owning such Release Project (a "Release Borrower") shall be automatically released from any and all obligations and liabilities under this Agreement and the other Loan Documents (excepting, however, any obligations that may arise under the Indemnity) upon the consummation of the release of such Release Project, as evidenced by a written release from Administrative Agent to be delivered concurrently with the consummation of such release (and Administrative Agent hereby agrees to deliver such written release to such Release Borrower upon satisfaction of all release conditions set forth in Section 10.34) provided that such Release Borrower shall also be automatically released from any and all of its obligations under the Indemnity if, at the time of such release, (i) such Release Borrower shall have delivered to Administrative Agent a current environmental site assessment for such Release Project and such report does not disclose the existence of any "new" (i.e., not previously disclosed to Administrative Agent in the Environmental Reports) violation of any Environmental Law or any Environmental Liability applicable to such Release Project, which reports shall be dated, or last updated, to a date which is no more than thirty days earlier than the date on which the Security Instrument securing such Release Project is discharged or released of record, (ii) no Environmental Liability shall be pending or threatened in writing with respect to such Release Project, and (iii) Borrower maintains for such Release Project an environmental insurance policy substantially in the form of the Environmental Insurance Policy approved by Administrative Agent when such Release Project was added as collateral for the Loan, which policy shall have a term of no less than one year after the date of the release of such Release Project and which policy (or endorsement thereto) shall name Administrative Agent as an additional insured. Additionally, notwithstanding the foregoing, upon the bankruptcy, insolvency or reorganization of a Release Borrower, to the extent that any payment made by such Release Borrower is rescinded or otherwise must be returned by Administrative Agent, any Lender or any other Person, such Release Borrower's liability shall be reinstated (solely to the extent rescinded or returned plus any amounts payable pursuant to Section 10.1 of this Loan Agreement), all as though such payment had not occurred. For purposes of clarification, in no event shall the release of a Release Borrower under this Section 10.34 release any other Borrower or Guarantor from any obligations owing under the Loan Documents (including, without limitation, such parties continuing indemnity obligations under the Indemnity relating to a Release Project following the release of a Release Borrower).
Section 10.35    Civil Code Section 2822 Waiver. If, at any time, any surety exists that is liable for only a portion of Borrowers obligations under the Loan Documents and Borrower provides partial satisfaction of Borrowers obligations, Borrowers waive any right they would otherwise have under California Civil Code Section 2822, or under any similar law or otherwise, to designate the portion of Borrowers obligations to be satisfied. The designation of the portion of Borrowers obligations to be satisfied will, to the extent not expressly made by the terms of the Loan Documents, be made by Bank rather than by Borrowers.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
BORROWERS:

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Address:

KBSIII Domain Gateway, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: Giovanni Cordoves

KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Address:

KBSIII 515 Congress, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: Giovanni Cordoves

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Address:

KBSIII 155 North 400 West, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: Tim Helgeson

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Address:

KBSIII 1550 West McEwen Drive, LLC
c/o KBS Capital Advisors LLC
590 Madison Avenue, 26th Floor
New York, NY 10022
Attention: Stephen Close

ADMINISTRATIVE AGENT:	U.S. BANK NATIONAL ASSOCIATION, a national banking association
Address:	By:	/s/: Christopher R. Coburn
U.S. Bank National Association Commercial Real Estate 4100 Newport Place, Suite 900 Newport Beach, CA 92660 Attention: Loan Administration		Its:	Vice President

LENDER:	U.S. BANK NATIONAL ASSOCIATION, a national banking association
Address:	By:	/s/: Christopher R. Coburn
U.S. Bank National Association Commercial Real Estate 4100 Newport Place, Suite 900 Newport Beach, CA 92660 Attention: Loan Administration		Its:	Vice President

SCHEDULE 1
PRICING COMMITMENTS

Lender	$ Amount	Pro Rata Share
US Bank, N.A.	$215,000,000.00	100%

Schedule 1

EXHIBIT A
Improvements
The Improvements for each Project will consist of office and/or industrial buildings, and related structures and improvements.

Exhibit A

EXHIBIT B-1
Legal Description – Domain Gateway Project
That certain real property located in Travis County, Texas, more particularly described as follows:
Tract 1, Parcel A: Lots 3A, RREEF DOMAIN BLOCK V SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 201100200 of the Official Public Records of Travis County, Texas.

Tract 1, Parcel B: Leasehold Estate in and to that certain Parking Ground Lease, dated April 9, 2009, executed by and between RREEF Domain LP, a Texas limited partnership, as Lessor, and Domain Gateway I, LP, a Texas limited partnership, as Lessee, as amended by that certain First Amendment to Parking Ground Lease, dated August 19, 2011, executed by and between RREEF Domain LP, a Texas limited partnership, as Lessor, and Domain Gateway I, LP, a Texas limited partnership, as Lessee, and further amended by that certain Second Amendment to Parking Ground Lease, dated September 29, 2011, executed by and between RREEF Domain LP, a Texas limited partnership, as Lessor, and Domain Gateway I, LP, a Texas limited partnership, as Lessee, evidenced by Memorandum of Lease recorded under Document No. 2011142878, as modified, affected or amended by Assignment and Assumption of Lessee's Interest in Ground lease (Domain Gateway) dated September 29, 2011, by and between Domain Gateway I, LP, Assignor, to KBSIII Domain Gateway,LLC, Assignee, recorded in Document No. 2011143153, Official Public Records of Travis County, Texas, in and to that certain tract or parcel of land containing 4.218 acres, more or less, being a portion of Lot 2A, DOMAIN LOT D10 SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 201800279, of the Official Public Records of Travis County, Texas, said tract being more particularly described by metes and bounds as follows:

Being 4.218 Acres of land out of the James Rogers Survey No. 19, situated in the City of Austin, Travis County, Texas, being a portion of Lot 1, Block "A", Rreef Domain Whole Foods Market Subdivision, of record in Document No. 201100129 of the Official Public Records of Travis County, Texas; Said 4.218 Acres of land being more particularly described by Metes and Bounds as follows:

Commencing, for reference, at a cut "X" in concrete found at the Westernmost Southwesterly corner of Lot 2-A2, Block "A", Resubdivision of Lot 2, Block "A", Domain Section 2 Subdivision, of record in Document No. 200700336 of said Official Public Records, from which a 1/2 inch iron rod with cap set at the Westernmost Northwesterly corner of said Lot 2-A2 bears, North 17 degrees 26 minutes 07 seconds East, a distance of 626.67 feet;

THENCE, North 72 degrees 33 minutes 53 seconds West, leaving the Westernmost Southwesterly corner of said Lot 2-A2, over and across said Lot 1, a distance of 67.00 feet to the point of beginning and the Easternmost Southeasterly corner hereof and the beginning of a non-tangent curve to the right;

THENCE, continuing over and across said Lot 1, for the Southerly, Westerly, Northerly and Easterly lines hereof, the following twenty-one (21) courses and distances:

1) Along said non-tangent curve to the right having a radius of 24.50 feet, a central angle of 90 degrees 00 minutes 00 seconds, an arc length of 38.48 feet and a chord which bears South 62 degrees 26 minutes 07 seconds West a distance of 34.65 feet for the end of said curve;

2) North 72 degrees 33 minutes 53 seconds West, a distance of 34.30 feet to the point of curvature of a tangent curve to the right;

Exhibit B-1

3) Along said tangent curve to the right having a radius of 5.00 feet, a central angle of 66 degrees 47 minutes 41 seconds, an arc length of 5.83 feet and a chord which bears North 39 degrees 10 minutes 03 seconds West a distance of 5.50 feet for the end of said curve;

4) North 05 degrees 46 minutes 12 seconds West, a distance of 2.13 feet to the point of curvature of a tangent curve to the left;

5) Along said tangent curve to the left having a radius of 5.00 feet, a central angle of 66 degrees 47 minutes 17 seconds, an arc length of 5.83 feet and a chord which bears North 39 degrees 09 minutes 51 seconds West a distance of 5.50 feet for the end of said curve;

6) North 72 degrees 33 minutes 29 seconds West, a distance of 91.24 feet to the point of curvature of a tangent curve to the left;

7) Along said tangent curve to the left having a radius of 6.50 feet, a central angle of 46 degrees 22 minutes 12 seconds, an arc length of 5.26 feet and a chord which bears South 84 degrees 15 minutes 25 seconds West a distance of 5.12 feet for the end of said curve;

8) South 61 degrees 04 minutes 19 seconds West, a distance of 4.67 feet to the point of curvature of a tangent curve to the right;

9) Along said tangent curve to the right having a radius of 8.50 feet, a central angle of 46 degrees 21 minutes 48 seconds, an arc length of 6.88 feet and a chord which bears South 84 degrees 15 minutes 13 seconds West a distance of 6.69 feet for the end of said curve;

10) North 72 degrees 33 minutes 53 seconds West, a distance of 25.41 feet to the point of curvature of a tangent curve to the right;

11) Along said tangent curve to the right having a radius of 10.50 feet, a central angle of 53 degrees 57 minutes 32 seconds, an arc length of 9.89 feet and a chord which bears North 45 degrees 35 minutes 07 seconds West a distance of 9.53 feet for the point of curvature of a reverse curve to the left;

12) Along said reverse curve to the left having a radius of 9.00 feet, a central angle of 54 degrees 00 minutes 43 seconds, an arc length of 8.48 feet and a chord of which bears North 45 degrees 36 minutes 43 seconds West a distance of 8.17 feet for the end of said curve;

13) North 72 degrees 37 minutes 04 seconds West, a distance of 87.18 feet to the point of curvature of a tangent curve to the left;

14) Along said tangent curve to the left having a radius of 7.50 feet, a central angle of 55 degrees 59 minutes 27 seconds, an arc length of 7.33 feet and a chord which bears South 79 degrees 23 minutes 12 seconds West a distance of 7.04 feet for the point of curvature of a reverse curve to the right;

15) Along said reverse curve to the right having a radius of 10.50 feet, a central angle of 56 degrees 02 minutes 38 seconds, an arc length of 10.27 feet and a chord which bears South 79 degrees 24 minutes 48 seconds West a distance of 9.87 feet for the end of said curve;

16) North 72 degrees 33 minutes 53 seconds West, a distance of 1.51 feet to the Southwesterly comer hereof;

17) North 17 degrees 26 minutes 07 seconds East, a distance of 548.00 feet to the Northwesterly corner hereof;

18) South 72 degrees 34 minutes 34 seconds East, a distance of 140.65 feet to an angle point;

19) North 17 degrees 30 minutes 01 seconds East, a distance of 60.00 feet to an angle point;

Exhibit B-1

20) South 72 degrees 34 minutes 34 seconds East, a distance of 178.24 feet to the Northeasterly comer hereof, from which a 1/2 inch iron rod found at the intersection of the Southeasterly terminus of Gault Lane (R.O.W. varies) with the curving Westerly right-of-way line of Burnet Road (F.M. Highway 1325 -120 feet R.O.W.), being the Northeasterly corner of said Lot 1 bears, North 35 degrees 29 minutes 43 seconds East, a distance of 2059.27 feet;

21) South 17 degrees 26 minutes 07 seconds West, a distance of 583.56 feet to the point of beginning, containing an area of 4.218 Acres (183,723 Square feet) of land, more or less, within these Metes and Bounds.

Tract 2: EASEMENT ESTATE ONLY for the benefit of Tract 1 in and to that certain Amended and Restated Declaration of Covenants, Conditions and Restrictions for the "The Domain" recorded on July 24, 2007 under Document No. 2007136702 as amended by instruments recorded under Document Nos. 2007137333, 2007138719, 2008106205, and as further amended by instruments recorded under Documents No. 2007210778 and 2018145130 all of the Official Public Records of Travis County, Texas.

Tract 3: EASEMENT ESTATE ONLY for the benefit of Tract 1 in and to that certain First Amended and Restated Joint Use Access Agreement dated February 12, 2009, recorded on March 3, 2009 under Document No. 2009032626 of the Official Public Records of Travis County, Texas.

Tract 4: EASEMENT ESTATE ONLY for the benefit of Tract 1 in and to that certain Declaration of Easements and Restrictive Covenant Regarding Unified Development and Maintenance of Drainage Facilities recorded on November 20, 2007 under Document No. 2007210778 of the Official Public Records of Travis County, Texas.

Exhibit B-1

EXHIBIT B-2
Legal Description – Congress Project
That certain real property located in Travis County, Texas, more particularly described as follows
TRACT 1 (Bank of America Land):

All of Lots 4, 5 and 6, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas.

TRACT 2 (515 Aliev Tract):

The westerly one-half of the alley adjoining Lots 4, 5 and 6, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas.

TRACT 3 (Access Easement Estate):

Easement Estate created by that certain Access Easement Agreement dated July 15, 2015, recorded under Document No. 2015113052, of the Official Public Records of Travis County, Texas, upon, over and across:

The westerly one-half of the alley adjacent to Lots 1, 2 and 3, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas; and

The easterly one-half of the alley adjacent to Lots 11 and 12, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas; and

The easterly one-half of the alley adjacent to the west 57 feet of Lots 7 and 8 and all of Lots 9 and 10, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of Travis County, Texas.

Exhibit B-2

EXHIBIT B-3
Legal Description – 155 North 400 West Project
That certain real property located in Salt Lake County, Utah, more particularly described as follows:

PARCEL 1:
Beginning at the Northeast corner of Lot 8, Block 98, Plat ''A'', Salt Lake City Survey, said point being South 00°00'59'' East 67.88 feet and South 89°58'53'' West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running thence South 00°04'10'' West 660.00 feet along the West line of said 400 West and being the East line of Block 98 to the Southeast corner of Lot 1, Block 98, Plat ''A'', Salt Lake City Survey; thence South 89°58'54'' West 165.00 feet along the North line of North Temple and being the South line of Block 98 to the Southwest corner of said Lot 1; thence North 00°04'10'' East 0.50 feet along the West line of said Lot 1; thence North 89°53'56'' West 110.23 feet; thence North 88°00'00'' West 4.57 feet; thence North 00°00'27'' West 483.92 feet; thence Northwesterly 69.60 feet along the arc of a 645.28 foot radius curve to the left (center bears South 89°59'33'' West and the long chord bears North 03°05'51'' West 69.57 feet with a central angle of 06°10'48''); thence North 06°11'15'' West 50.04 feet; thence Northwesterly 56.17 feet along the arc of 1098.72 foot radius curve to the right (center bears North 83°48'45'' East and the long chord bears North 04°43'23'' West 56.16 feet with a central angle of 02°55'45'') to the North line of said Block 98; thence North 89°58'53'' East (North 89°58'54'' East, Deed) 294.43 feet along the North line of said Block 98 and to and along the South line of 200 North Street to the point of beginning.

(The foregoing being the boundary description of the 1-lot, SALT LAKE HARDWARE MINOR SUBDIVISION, according to that certain Notice of Amended Minor Subdivision Approval for Salt Lake Hardware Minor Subdivision recorded December 21, 2011 as Entry No. 11300852 in Book 9976 at Page 2542 of the official records of the Salt Lake County Recorder.)

EXCEPTING THEREFROM all the minerals and all mineral rights as conveyed to Union Pacific Land Resources Corporation, a corporation of the State of Nebraska, in that certain Mineral Deed dated April 1, 1971 and recorded October 3, 1996 as Entry No. 6472020 in Book 7504 at Page 1156 of the official records.

FURTHER EXCEPTING THEREFROM any portion thereof lying within the bounds of the following: A portion of Block 98, Plat ''A'', Salt Lake City Survey, lying and situate in the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, Salt Lake City, Salt Lake County, Utah, being more particularly described as follows: Beginning at the Northeast corner of Lot 8, Block 98, Plat ''A'', Salt Lake City Survey said point being South 00°00'59'' East 67.88 feet and South 89°58'53'' West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running thence South 00°04'10'' West 322.11 feet along the West line of said 400 West and being the East line of Block 98; thence South 89°59'40'' West 599.47 feet to a point on the East line of property conveyed to the Utah Transit Authority by Warranty Deed recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879 of the official records of the Salt Lake County Recorder; thence North 00°04'20'' West 321.97 feet along said East line; thence North 89°58'53'' East 600.27 feet to the point of beginning. (now known as Hardware Village Phase 1)

FURTHER EXCEPTING THEREFROM the following described parcel of land conveyed to Salt Lake City Corporation, a municipal corporation of the State of Utah, in that certain Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707 in Book 9872 at Page 6349 of the official records of the Salt Lake County Recorder, to-wit:

A parcel of land in fee, being part of two (2) entire tracts of property situate in Lots 2, 3 and 4, Block 98, Salt Lake City Survey, Plat ''A'', situate in the East half of the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, State of Utah, incident to the construction of the ''Airport Light Rail Transit Project'', a Utah Transit Authority Project, known as ''ALRT'', and described as follows: Beginning at a Southwest corner of said entire tract, which point is 61.37 feet North 89°58'54'' East from the Southwest corner of said Block 98; and running thence North 00°04'20'' West 15.25 feet along the Westerly boundary line of said entire tract; thence East 32.04 feet; thence South 00°01'46'' West 7.51 feet; thence North 89°59'22'' East 93.01 feet; thence

Exhibit B-3

South 88°00'00'' East 198.50 feet; thence South 89°53'56'' East 110.23 feet to the Easterly line of said Lot 2; thence South 00°04'10'' West 0.50 feet along said Easterly lot line to the Southerly boundary line of said entire tracts; thence South 89°58'54'' West 433.63 feet along said Southerly boundary line to the point of beginning.

PARCEL 2:

Beginning at a point on the East line of property conveyed to the Utah Transit Authority by Warranty Deed recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the official records of the Salt Lake County Recorder, said point being North 89°58'54'' East 61.38 feet and North 00°04'20'' West 15.25 feet from the Southwest corner, Block 98, Plat ''A'', Salt Lake City Survey and running thence North 00°04'20'' West 644.75 feet along the East line of said Utah Transit Authority property to the North line of Block 98, Plat ''A'', Salt Lake City Survey; thence North 89°58'53'' East 305.83 feet along the North line of said Block 98; thence Southeasterly 56.17 feet along the arc of a 1,098.72 foot radius curve to the left (center bears North 86°44'30'' East and the chord bears South 04°43'23'' East 56.16 feet with a central angle of 02°55'45''); thence South 06°11'15'' East 50.04 feet; thence Southeasterly 69.60 feet along the arc of a 645.28 foot radius curve to the right (center bears South 83°48'45'' West and the chord bears South 03°05'51'' East 69.57 feet with a central angle of 06°10'48''); thence South 00°00'27'' East 483.92 feet to the North line of property conveyed to Salt Lake City Corporation by Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707 in Book 9872 at Page 6349 of the official records of the Salt Lake County Recorder; thence North 88°00'00'' West 193.94 feet along the North line of said Salt Lake City Corporation property; thence South 89°59'22'' West 93.01 feet along the North line of said Salt Lake City Corporation property; thence North 00°01'46'' East 7.51 feet along the North line of said Salt Lake City Corporation property; thence West 32.04 feet along the North line of said Salt Lake City Corporation property to the point of beginning.

EXCEPTING THEREFROM the following described parcel of land conveyed to the Utah Transit Authority in that certain Special Warranty Deed recorded September 28, 2012 as Entry No. 11481044 in Book 10060 at Page 9632 of the official records of the Salt Lake County Recorder, to-wit:

A parcel of land in fee, being part of an entire tract of property situate in Lot 3, Block 98, Salt Lake City Survey, Plat ''A'', situate in the East half of the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, State of Utah, described as follows: Beginning at a point on the Southerly boundary line of said entire tract, said point being 190.33 feet North 89°58'54'' East and 7.59 feet North from the Southwest corner of said Block 98; and running thence North 60°00'00'' East 11.63 feet; thence East 19.42 feet; thence South 60°00'00'' East 14.57 feet to the said Southerly boundary line; thence North 88°00'00'' West 42.14 feet along said Southerly boundary line to the point of beginning.

FURTHER EXCEPTING THEREFROM all the minerals and mineral rights reserved by Union Pacific Railroad Company, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238 in Book 8208 at Page 2578 of the official records of the Salt Lake County Recorder, wherein Gateway Associates, Ltd., a Utah limited partnership, is the Grantee.

ALSO FURTHER EXCEPTING THEREFROM any portion thereof lying within the bounds of the following:

A portion of Block 98, Plat ''A'', Salt Lake City Survey, lying and situate in the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, Salt Lake City, Salt Lake County, Utah, being more particularly described as follows: Beginning at the Northeast corner of Lot 8, Block 98, Plat ''A'', Salt Lake City Survey, said point being South 00°00'59'' East 67.88 feet and South 89°58'53'' West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running thence South 00°04'10'' West 322.11 feet along the West line of said 400 West and being the East line of Block 98; thence South 89°59'40'' West 599.47 feet to a point on the East line of property conveyed to the Utah Transit Authority by Warranty Deed recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the official records of the Salt Lake County Recorder; thence North 00°04'20'' West 321.97 feet along said East line; thence North 89°58'53'' East 600.27 feet to the point of beginning. (now known as Hardware Village Phase 1)

Exhibit B-3

PARCEL 3:

A non-exclusive easement, appurtenant to Parcels 1 and 2 described herein, solely for the purposes of (a) the construction, repair and maintenance of a roadway and related improvements for vehicular and pedestrian ingress and egress, and (b) ingress, egress and access by vehicles and pedestrians to and from said Parcels 1 and 2, as defined, described and created pursuant to that certain Declaration and Grant of Access Easement recorded May 9, 2012 as Entry No. 11387974 in Book 10016 at Page 1021 of the official records of the Salt Lake County Recorder, on, over and across the following described property, to-wit:

Commencing at the Southwest corner of Block 101, Plat ''A'', Salt Lake City Survey; thence running East along the North line of 200 North Street 402.5 feet; thence South 34°51'23'' East 161.85 feet to a point on the South line of 200 North Street, said point being 165 feet West of the Northeast corner of Block 98, Plat ''A'', Salt Lake City Survey; thence West along the South line of 200 North Street 495 feet to the Northwest corner of said Block 98; thence North 131.86 feet, more or less, to the point of beginning.

EXCEPTING from said Parcel 3 any portion thereof lying West of the Easterly line of the following described parcel of land conveyed to the Utah Transit Authority in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725432 in Book 9294 at Page 9873 of the official records of the Salt Lake County Recorder, to-wit:

A parcel of land in fee for the ''Weber County to Salt Lake Commuter Rail'', a Utah Transit Authority Project, and described as follows: Beginning at the Northwest corner of Block 98, Plat A, Salt Lake City Survey; thence North 00°06'33'' West 131.92 feet to the Southwest corner of Block 101, Plat A, Salt Lake City Survey; thence North 89°54'48'' East 59.82 feet along the South line of said Block 101; thence South 00°00'53'' East 132.00 feet to the North line of said Block 98; thence South 89°59'33'' West 59.60 feet along said North line to the point of beginning.

ALSO FURTHER EXCEPTING THEREFROM said Parcel 3 all the minerals and mineral rights reserved by Union Pacific Railroad Company, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238 in Book 8208 at Page 2578 of the official records of the Salt Lake County Recorder, wherein Gateway Associates, Ltd., a Utah limited partnership, is the Grantee.

APN: 08-36-376-056; 08-36-376-057

Exhibit B-3

EXHIBIT B-4
Legal Description – 1550 West McEwen Drive Project
That certain real property located in Williamson County, Tennessee, more particularly described as follows:

Tract 1:

Land in Williamson County, Tennessee, being Lot 145 as shown on the plan of "McEwen Place, PUD Subdivision, Revision 2, Resubdivision of Lot 103," recorded in Book P53, Page 148, Register's Office for Williamson County, Tennessee, to which plan reference is hereby made for a more complete description thereof.

&

Tract Il:

Land in Williamson County, Tennessee, being Lot 146 on the plan of McEwen Place PUD Subdivision, Revision l, Subdivision of Lot 103, recorded in Book P50, Page 110, Register's Office for Williamson County, Tennessee, to which plan reference is hereby made for a more complete description thereof.

Being the same property conveyed to KBSIII 1550 West McEwen Drive, LLC, a Delaware limited liability company, by deed of record in Book 5571 Page 950, in the Register's Office for Williamson County, Tennessee.

Tract Ill

Together with non-exclusive, perpetual easements:
(A)    in, to, over, under, along, and across the Common Areas (as such term is defined in the Declaration, as hereinafter defined), in such areas as shall be reasonably necessary, for the purposes of (i) installing (to the extent not already present), operating, using, maintaining, repairing, replacing, relocating, and removing Utility Lines (as such term is defined in the Declaration, as hereinafter defined) and, (ii) connecting and tying into the common Utility Lines located in the Common Areas for such purpose and using such common Utility Lines in connection with the delivery of such utility services to each Lot (as such term is defined in the Declaration, as hereinafter defined) and the Buildings (as such term is defined in the Declaration, as hereinafter defined) and other improvements from time to time located thereon;
(B)    of pedestrian passage and use on, over, and across all pedestrian walkways, jogging trails, or bike paths now existing or hereafter constructed in, on, under, over, and through the Common Areas;
(C)    of vehicular ingress, egress, access, passage and use, on, over, and across any roads, streets and drives now existing or hereafter constructed in, on, under, and through the Common Areas;
(D)    over the Lots and the Common Areas for emergency ingress, egress, and access;
(E)    for utilities, drainage, landscaping and irrigation shown on any Plat (as such term is defined in the Declaration, as hereinafter defined);
(F)    for the minor encroachments into, on, and over the Common Areas and the Lots that will not substantially interfere with the Common Areas and the Lots encroached upon created by the construction, reconstruction, renovation, settling, shifting or other causes of movement and for overhangs;
(G)    in, on, and over the Common Areas for access and temporary encroachments by contractors and subcontractors (and the equipment and employees thereof) during construction to the extent reasonably necessary to construct the improvements on the various Lots or the Common Areas; and
(H)    over the Common Areas and the Lots for grading purposes to the extent reasonably necessary to construct, maintain, repair, replace or improve any improvements, all as contained in that certain Master Declaration of Covenants, Conditions, Restrictions and Easements for McEwen of record in Book 4488, Page 876, as amended or affected in Book 4953, Page 369, in Book

Exhibit B-4

5310, Page 444, in Book 5436, Page 483, in Book 5436, Page 490, and in Book 5436, Page 520, Register's Office for Williamson County, Tennessee (the "Declaration").

Tract IV

Together with non-exclusive, perpetual easements of vehicular ingress, egress, access, passage and use, on, over, and across: (A) any roads, streets and driveways now existing or hereafter constructed in, on, under, and through the Grocery Parcel (as such term is defined in the Declaration, as hereinafter defined), and (B) the Protected Access Way (as such term is defined in the Declaration, as hereinafter defined), all as contained in that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel of record in Book 4488, Page 961, as amended or affected in Book 4990, Page 785, in Book 5374, Page 169 and in Book 5436, Page 266, Register's Office for Williamson County, Tennessee (the "Declaration").

Tract V

Together with non-exclusive, perpetual easements:
(A)    in, to, over, under, along, and across the Common Areas (as such term is defined in the Declaration, as hereinafter defined), in such areas as shall be reasonably necessary, for the purposes of (i) installing (to the extent not already present), operating, using, maintaining, repairing, replacing, relocating, and removing Utility Lines (as such term is defined in the Declaration, as hereinafter defined), and (ii) connecting and tying into the common Utility Lines located in the Common Areas for such purpose and using such common Utility Lines in connection with the delivery of such utility services to each Lot (as such term is defined in the Declaration, as hereinafter defined) and the buildings and other improvements from time to time located thereon;
(B)    of pedestrian passage and use on, over, and across all pedestrian walkways and bike paths now existing or hereafter constructed in, on, under, over, and through the Common Areas and the Lots;
(C)    of vehicular ingress, egress, access, passage and use on over and across any roads, streets and drives now existing or hereafter constructed in, on, under, and through the Common Areas and the Lots;
(D)    over the Lots and the Common Areas for emergency ingress, egress, and access;
(E)    for utilities, drainage, landscaping and irrigation shown on any Plat (as such term is defined in the Declaration, as hereinafter defined);
(F)    for the minor encroachments into on, and over the Common Areas and the Lots that will not substantially interfere with the Common Areas and the Lots encroached upon created by the construction, reconstruction, renovation, settling, shifting or other causes of movement and for overhangs;
(G)    over the Common Areas and the Lots for grading purposes to the extent reasonably necessary to construct, maintain, repair, replace or improve any improvements; and
(H)    in, on, and over the Common Areas and the Lots, for access and temporary encroachments by contractors and subcontractors (and the equipment and employees thereof) during construction to the extent reasonably necessary to construct the improvements on the various Lots or the Common Areas, all as contained in that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel of record in Book 4953, Page 382, as amended or affected in Book 4962, Page 119, in
Book 5310, Page 454, in Book 5435, Page 429, and in Book 5436, Page 400, Register's Office for Williamson County, Tennessee (the "Declaration").

Tract VI

Together with non-exclusive appurtenant easements for Public Utility, Drainage, Access and Landscape and shown as Lot 144 and Lot 147 on Plan of record in Plat Book 50, Page 110, Register's Office for Williamson County, Tennessee.

Exhibit B-4

Tract VII

Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5436, Page 187, Register's Office for Williamson County, Tennessee (the "Easement Agreement").

Tract VIII

Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5435, Page 508, Register's Office for Williamson County, Tennessee (the "Easement Agreement").

Tract IX

Together with perpetual nonexclusive easement in, to, through, over, under, and across the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the Permitted Uses (as defined in the Easement Agreement, as hereinafter defined), contained in that certain Utility Easement Agreement of record in Book 5435, Page 570, Register's Office for Williamson County, Tennessee (the "Easement Agreement").

Being the same property conveyed by KBSIII 1550 West McEwen Drive, LLC by deed of record in Book 5571, Page 950, in the Register's Office for Williamson County, Tennessee.

Exhibit B-4

EXHIBIT C
Permitted Encumbrances

As set forth in Administrative Agent's letter of title instructions to the Title Company setting forth Administrative Agent's requirements for the Title Policy, for each Security Instrument encumbering a Project. In no event shall any deeds of trust, mortgages, mechanic's liens or other liens securing indebtedness or monetary obligations (other than the Security Instruments in favor of Administrative Agent for the benefit of Lenders) be "Permitted Encumbrances."

Exhibit C

EXHIBIT D
[Reserved]

Exhibit D

EXHIBIT E
Financial Covenant Compliance Certificate Form

Loan Amount: $[___________]
Revised for the fiscal quarter ending on [____________] (the "Quarter-Annual Date")
With reference to the Guaranty dated [_________], 2018, from KBS REIT Properties, III, LLC, to Administrative Agent, Guarantor hereby certifies as follows (each capitalized term used herein having the same meaning given to it in the Guaranty unless otherwise specified):
(1)    As of the Quarter-Annual Date, Guarantor's Leverage Ratio is: [_______________]. Maximum Per Guaranty: 65%.
(1)    As of the Quarter-Annual Date, Guarantor's Net Worth is: $[_______________]. Minimum requirement per Guaranty: $250,000,000.
(1)    As of the Quarter-Annual Date, Guarantor's consolidated recourse secured Indebtedness is _______________________. Maximum per Guaranty is 15% of Guarantor's Total Asset Value.
(1)    As of the Quarter-Annual Date, Guarantor's ratio of EBITDA to Fixed Charges is ______________. Minimum per Guaranty is 1.50 to 1.0.
(1)    As of the Quarter-Annual Date, there exists no Default or, to Guarantor's knowledge, any condition, event or act which constitutes an Event of Default under the Term Loan Agreement.

Guarantor: KBS REIT Properties III, LLC, a Delaware limited liability company By: ______________________________ Its: ______________________________

Exhibit E

EXHIBIT F
[Reserved.]

Exhibit F

EXHIBIT G-1
Organizational Chart – Domain Gateway Borrower

Exhibit G-1

KBS REIT III 2018 U.S. BANK PORTFOLIO LOAN OWNERSHIP STRUCTURE

KBS Real Estate Investment Trust III, Inc.,
a Maryland corporation
100%
0.1% (GP)
KBS REIT Holdings III LLC,
a Delaware limited liability company
99.9% (LP)
KBS Limited Partnership III,
a Delaware limited partnership
100%
KBS REIT Properties III, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII REIT Acquisition I, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition IV, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition V, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition XXVII, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII Domain Gateway, LLC,
a Delaware limited liability company
KBSIII 1550 West McEwen Drive, LLC,
a Delaware limited liability company
KBSIII 155 North 400 West, LLC,
a Delaware limited liability company
KBSIII 515 Congress, LLC,
a Delaware limited liability company
2900 Esperanza Crossing,
Austin, Texas
1550 West McEwen Drive,
Franklin, Tennessee
155 North 400 West, Salt Lake
City, Salt Lake County, Utah
515 Congress Avenue,
Austin, Texas

Exhibit G-1

EXHIBIT G-2
Organizational Chart – Congress Borrower

Exhibit G-2

KBS REIT III 2018 U.S. BANK PORTFOLIO LOAN OWNERSHIP STRUCTURE

KBS Real Estate Investment Trust III, Inc.,
a Maryland corporation
100%
0.1% (GP)
KBS REIT Holdings III LLC,
a Delaware limited liability company
99.9% (LP)
KBS Limited Partnership III,
a Delaware limited partnership
100%
KBS REIT Properties III, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII REIT Acquisition I, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition IV, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition V, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition XXVII, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII Domain Gateway, LLC,
a Delaware limited liability company
KBSIII 1550 West McEwen Drive, LLC,
a Delaware limited liability company
KBSIII 155 North 400 West, LLC,
a Delaware limited liability company
KBSIII 515 Congress, LLC,
a Delaware limited liability company
2900 Esperanza Crossing,
Austin, Texas
1550 West McEwen Drive,
Franklin, Tennessee
155 North 400 West, Salt Lake
City, Salt Lake County, Utah
515 Congress Avenue,
Austin, Texas

Exhibit G-2

EXHIBIT G-3
Organizational Chart – 155 North 400 West Borrower

Exhibit G-3

KBS REIT III 2018 U.S. BANK PORTFOLIO LOAN OWNERSHIP STRUCTURE

KBS Real Estate Investment Trust III, Inc.,
a Maryland corporation
100%
KBS REIT Holdings III LLC,
a Delaware limited liability company
0.1% (GP)
99.9% (LP)
KBS Limited Partnership III,
a Delaware limited partnership
100%
KBS REIT Properties III, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII REIT Acquisition I, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition IV, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition V, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition XXVII, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII Domain Gateway, LLC,
a Delaware limited liability company
KBSIII 1550 West McEwen Drive, LLC,
a Delaware limited liability company
KBSIII 155 North 400 West, LLC,
a Delaware limited liability company
KBSIII 515 Congress, LLC,
a Delaware limited liability company
2900 Esperanza Crossing,
Austin, Texas
1550 West McEwen Drive,
Franklin, Tennessee
155 North 400 West, Salt Lake
City, Salt Lake County, Utah
515 Congress Avenue,
Austin, Texas

Exhibit G-3

EXHIBIT G-4
Organizational Chart – 1550 West McEwen Drive Borrower

Exhibit G-4

KBS REIT III 2018 U.S. BANK PORTFOLIO LOAN OWNERSHIP STRUCTURE

KBS Real Estate Investment Trust III, Inc.,
a Maryland corporation
100%
KBS REIT Holdings III LLC,
a Delaware limited liability company
0.1% (GP)
99.9% (LP)
KBS Limited Partnership III,
a Delaware limited partnership
100%
KBS REIT Properties III, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII REIT Acquisition I, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition IV, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition V, LLC,
a Delaware limited liability company
KBSIII REIT Acquisition XXVII, LLC,
a Delaware limited liability company
100%
100%
100%
100%
KBSIII Domain Gateway, LLC,
a Delaware limited liability company
KBSIII 1550 West McEwen Drive, LLC,
a Delaware limited liability company
KBSIII 155 North 400 West, LLC,
a Delaware limited liability company
KBSIII 515 Congress, LLC,
a Delaware limited liability company
2900 Esperanza Crossing,
Austin, Texas
1550 West McEwen Drive,
Franklin, Tennessee
155 North 400 West, Salt Lake
City, Salt Lake County, Utah
515 Congress Avenue,
Austin, Texas

Exhibit G-4

EXHIBIT H
COMMERCIAL REAL ESTATE
STANDARD INSURANCE REQUIREMENTS

I.	PROPERTY INSURANCE
For each Project, all-Risk Hazard Insurance Policy or Policy Declarations Pages or Binders of Insurance, or such other evidence of insurance acceptable to U.S. Bank in its sole discretion, naming the borrowing entity as an insured, reflecting coverage of 100% of the replacement cost, and written by a carrier approved by U.S. Bank with a current A.M. Best's Insurance Guide Rating of at least A- VIII (which is authorized to do business in the state in which the property is located) that affirmatively includes the following, either in the standard policy terms or by separate endorsement to the policy:

1. Mortgagee Clause Endorsement naming U.S. Bank National Association as Mortgagee ISAOA ATIMA, with a 30-day notice to U.S. Bank in the event of cancellation or non-renewal.
2. Lender's Loss Payable Endorsement (ISO 1218 or similar) with a 30-day notice to U.S. Bank in the event of cancellation or non-renewal.
3. Replacement Cost Endorsement.
4. Agreed Amount endorsement or No Coinsurance.
5. No Exclusion for Acts of Terrorism.
6. Boiler and Machinery Coverage (aka Electrical and Mechanical Breakdown).
7. Sprinkler Leakage Coverage.
8. Vandalism and Malicious Mischief Coverage.
9. Flood Insurance, if applicable, covering the building(s) and contents owned by the mortgagor
10. Loss of Rents Insurance in an amount of not less than 100% of one year's Rental Value of the Project. "Rental Value" must include:
a) The total projected gross rental income from tenant occupancy of the Project as set forth in the Operating Budget and Business Plan,
b) The amount of all charges which are the legal obligation of tenants and which would otherwise be the obligation of Borrower, and

Exhibit H - Page 1

c) The fair rental value of any portion of the Project which is occupied by Borrower or One year's business interruption insurance in an amount acceptable to U.S. Bank.
11. Collapse Coverage.
12. Earthquake Coverage, if applicable,
13. Coastal & Other Wind Coverage (as applicable for gulf and east coast properties).
14. Extra Expense Coverage.
15. Borrower's coverage is primary and non-contributory with any insurance or self-insurance carried by U.S. Bank.
16. Waiver of Subrogation against any party whose interests are covered in the policy.
17. Demolition and Increased Cost of Construction.
18. U.S. Bank must be the only mortgagee / lender loss payee as to the Collateral covered by U.S. Bank's Security Instrument(s).

Exhibit H - Page 2

II.	LIABILITY INSURANCE
Commercial General Liability Policy or Policy Declarations Pages or Binders of Insurance, or such other evidence of insurance acceptable to U.S. Bank in its sole discretion, naming the borrowing entity as an insured, providing coverage on an "occurrence" rather than a "claims made" basis and written by a carrier approved by U.S. Bank, with a current A.M. Best's Insurance Guide Rating of at least A – VIII (which is authorized to do business in the state in which the property is located) that affirmatively includes the following, either in the standard policy terms or by separate endorsement to the policy:

1. Combined general liability policy limit of at least $5,000,000.00 each occurrence and aggregate applying liability for Bodily Injury, Personal Injury, Property Damage, Contractual and Products and Completed Operations which combined limit may be satisfied by the limit afforded under the Commercial General Liability Policy, or by such Policy in combination with the limits afforded by an Umbrella or Excess Liability Policy (or policies); provided, the coverage afforded under any such Umbrella or Excess Liability Policy is at least as broad in all material respects as that afforded by the underlying Commercial General Liability Policy. Such policies must contain a Separation of Insureds/Severability of Interest clause.

2. No Exclusion for Acts of Terrorism.
3. Aggregate limit to apply per location.
4. Borrower's coverage is primary and non-contributory with any insurance or self-insurance carried by U.S. Bank.
5. Waiver of Subrogation against any party whose interests are covered in the policy.
6. Additional Insured Endorsement naming U.S. Bank National Association as an additional insured with a 30-day notice to U.S. Bank in the event of cancellation, non-renewal, or material change.

U.S. Bank may from time to time to make changes to the foregoing insurance requirements and/or to require additional coverages not described above. In addition, the above insurance requirements are subject to change or the imposition of additional coverages if required by applicable Laws, regulations or policies applicable to U.S. Bank or the Projects.

Exhibit H - Page 3

EXHIBIT I
Form of Promissory Note
PROMISSORY NOTE

$[___________]                             [_____________], 2018
KBSIII DOMAIN GATEWAY, LLC, KBSIII 515 CONGRESS, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII 1550 WEST MCEWEN DRIVE, LLC, each a Delaware limited liability company, collectively as maker, having their principal place of business at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (together with each New Borrower now or hereafter bound under the Loan Agreement and this Note as a Borrower pursuant to a Joinder Agreement, "Borrower"), hereby unconditionally promises to pay to the order of [___________] ("Lender"), having an address at 4100 Newport Place, Suite 900, Newport Beach, CA 92660 or such other place as the holder hereof may from time to time designate in writing, the principal sum of [___________] and [______]/100 Dollars ($[___________]), or so much thereof as may have been advanced pursuant to the Loan Agreement (as defined below), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (this "Note") at the Loan Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof among Borrower, Lender, certain other "Lenders" named therein or made party thereto, and U.S. Bank National Association, a national banking association, as Administrative Agent ("Administrative Agent") (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms not defined herein have the respective meanings set forth in the Loan Agreement.
1.Payment Terms. Borrower agrees to pay the principal sum of this Note, to the extent advanced pursuant to the Loan Agreement, and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement. The outstanding principal balance of the principal sum of this Note and all accrued and unpaid interest thereon is due and payable in full on the Maturity Date. This Note may only be prepaid in accordance with the terms and conditions of the Loan Agreement.
2.Acceleration. The Loan Agreement contains, among other things, provisions for the acceleration of the outstanding principal balance of the principal sum of this Note together with all interest accrued and unpaid hereon and all other sums, including late charges, LIBOR Breakage Costs and other costs relating to the Loan, due to Lender under this Note, the Loan Agreement or any other Loan Document (the "Debt") upon the happenings of certain stated events.
3.Loan Documents. This Note is one of the Notes referred to in the Loan Agreement. This Note is secured by each Security Instrument (as defined in the Loan Agreement) executed by a Borrower and given to Administrative Agent, covering the respective Project described therein (as defined in the Loan Agreement). In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement will govern.
4.Savings Clause. In the event that the interest and/or charges in the nature of interest, if any, provided for by this Note, the Loan Agreement or by any other Loan Document, contravenes a legal or statutory limitation applicable to the Loan, if any, Borrower will pay only such amounts as would legally be permitted; provided, however, that if the defense of usury and all similar defenses are unavailable to Borrower, Borrower will pay all amounts provided for herein, in the Loan Agreement and in the other Loan Documents. If, for any reason, amounts in excess of the amounts permitted in the foregoing sentence have been paid, received, collected or applied hereunder, whether by reason of acceleration or otherwise, then, and in that event, any such excess amounts will be applied to principal, unless principal has been fully paid, in which event such excess amount will be refunded to Borrower.
5.Waivers. Borrower and all others who may become liable for the payment of all or any part of the Debt (including, without limitation, each New Borrower upon execution of a Joinder Agreement) do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person will release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents (including, without limitation, each New Borrower upon execution of a Joinder Agreement). No notice to or demand on Borrower will waive any obligation of Borrower or waive any right of Lender or Administrative Agent to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained will remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, will include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members will not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein will remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, will include any alternative or successor corporation, but any predecessor corporation will not be relieved of liability hereunder. Nothing in the foregoing sentences may be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, any Security Instrument or any other Loan Document.
6.No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

7.Joint Borrower Provisions. Section 10.13 of the Loan Agreement (Joint Borrower Provisions) is by this reference incorporated herein in its entirety.
8.Governing Law; Waiver of Jury Trial; Jurisdiction. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD CAUSE ANOTHER STATE'S LAWS TO APPLY) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THE LOAN AGREEMENT, AND THIS NOTE AND THE LOAN AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND ANY LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO NATIONAL BANKS.
TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATING TO THE LOAN AND/OR THE LOAN DOCUMENTS. BORROWER, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, (C) SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND (D) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN WILL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESSES FOR NOTICES DESCRIBED IN THE LOAN AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE WILL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN WILL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
9.Severability. Wherever possible, each provision of this Note must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.
10.Time of the Essence. Time is of the essence hereof with respect to the dates, terms and conditions of this Note and the Loan Agreement.
11.Notices. All notices or other written communications hereunder must be delivered in accordance with Section 10.7 of the Loan Agreement.
12.Limitation on Liability. Notwithstanding anything to the contrary set forth herein, under no circumstances shall any of the members, partners, directors, shareholders or other constituent owners of Borrower (direct or indirect), other than Guarantor, have any liability for Borrower’s obligations hereunder.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed and delivered as of the day and year first above set forth.
BORROWER:

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

Exhibit I

KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

Exhibit I

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

Exhibit I

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

Exhibit I

EXHIBIT J
Form of Assignment and Assumption Agreement
This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein will have the meanings given to them in the Loan Agreement identified below (as amended, the "Loan Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations in its capacity as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including without limitation, to the extent permitted to be assigned under applicable Law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	[ ]

2.	Assignee:	[ ][and is an Affiliate of
[identify Lender][1]
3.	Borrower(s):	[ ]

4.	Administrative Agent:	U.S. Bank National Association, as the agent under the Loan Agreement.

[1] Select as applicable.

Exhibit J - Page 1

5.	Loan Agreement:
The Loan Agreement dated as of [_______________], 20[__] among [name of Borrower(s)], the Lenders party thereto, U.S. Bank National Association, as Administrative Agent, and the other agents party thereto.

6.	Assigned Interest:

		Aggregate Amount of Commitment/Advances for all Lenders[2]	Amount of Commitment/Advances Assigned[3]	Percentage Assigned of Commitment/Advances[4]
		$[____________]	$[____________]	[_______]%
		$[____________]	$[____________]	[_______]%
		$[____________]	$[____________]	[_______]%

7.	Trade Date:	[______________________][5]

Effective Date: [____________________], 20[__] [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH WILL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY ADMINISTRATIVE AGENT.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:_________________________________
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:_________________________________
Title:

[Consented to and][6] Accepted:

[2] Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[3] Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[4] Set forth, to at least 9 decimals, as a percentage of the Commitment/Advances of all Lenders thereunder.
[5] Insert if satisfaction of minimum amounts is to be determined as of the Trade Date.
6 To be added only if the consent of Administrative Agent is required by the terms of the Credit Agreement.

Exhibit J - Page 2

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent

By:____________________________
Title:

Exhibit J - Page 3

[Consented to:][7]

ACKNOWLEDGED AND AGREED; Borrower is executing in the signature block below solely for the purpose of acknowledging receipt of the Assignment and Assumption Agreement to which this acknowledgement is attached and by signing below Borrower shall not be incurring any additional obligations or additional liability except as contemplated by the Loan Documents

[NAME OF RELEVANT PARTY]

By:____________________________
Title:

7 To be added only if the consent of Borrower and/or other parties (e.g. Swing Line Lender, LC Issuer) is required by the terms of the Credit Agreement.

Exhibit J - Page 4

ANNEX 1
TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys will be responsible for (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by Borrower, any of its Affiliates or any other Person of any of their respective obligations under any Loan Documents, (v) inspecting any of the Project, books or records of Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loan or the Loan Documents.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) from and after the Effective Date, it will be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, will have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Loan Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it will deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with

Exhibit J - Page 5

their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. The Assignee will pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. From and after the Effective Date, Administrative Agent will make all payments in respect of the Assigned Interest (including payments of principal, interest, reimbursement obligations, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy will be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption will be governed by, and construed in accordance with, the law of the State of California.

Exhibit J - Page 6

EXHIBIT K
ASSUMPTION AND JOINDER AGREEMENT

This ASSUMPTION AND JOINDER AGREEMENT, dated as of _________, 20__ (this "Joinder Agreement"), is made by ___________________________, a __________ limited liability company (the "Additional Borrower"), each of the other Borrowers party to the Loan Agreement referred to below, and U.S. Bank National Association, a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below ("Agent") and the Lenders described below.
RECITALS
A.    Reference is made to that certain Term Loan Agreement dated as of _________, 20__ (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"), among ____________, and each other New Borrower that has become a Borrower under the Loan Agreement (each, an "Existing Borrower" and, collectively, "Existing Borrowers"), each lender from time to time a party hereto (individually, a "Lender" and collectively, the "Lenders"), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a "Joinder Agreement" described in the Loan Agreement.
B.    The Additional Borrower is a New Borrower which is owned, directly or indirectly, by one or more Guarantors. The Organizational Chart of the New Borrower is hereby added as Exhibit G-[__] to the Loan Agreement.
C.    Pursuant to Section 10.30 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the "Additional Project") more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Project. The legal description of the Additional Project attached as Exhibit A hereto is hereby added as Exhibit B-[___] to the Loan Agreement. The Additional Project Improvements (the "_____________ Improvements") are described in Exhibit B attached hereto and incorporated herein, and are by this reference added as Exhibit A-[__] to the Loan Agreement. The U.S. EIN of Additional Borrower is ____________________.
D.    Upon the effective date of this Joinder Agreement, the outstanding principal balance of the Loan is $_________________.
E.    As one of the conditions to the admission of the Additional Project as a Project, the parties hereto are executing this Joinder Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:

Exhibit K - Page 1

1.    Joinder As Borrower; Additional Project as a Project. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Indemnity and the other Loan Documents to which Borrowers are a party, jointly and severally with the other persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter, the Indemnity and the other Loan Documents to which Borrowers are a party. The Additional Borrower hereby agrees (i) that the Additional Project shall constitute a Project for all purposes under the Loan Agreement, Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Security Instrument. Additionally, Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of that certain Contribution And Indemnity Agreement dated as of ____________, 20__ executed by and among the Borrowers.
2.    Consent and Acceptance. Existing Borrowers, Agent, Lenders and Guarantors (by their signatures to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, the Indemnity and the other Loan Documents to which Borrowers are a party and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a "Borrower" and (ii) the Additional Project shall be a "Project," for all purposes of the Loan Agreement, the Notes, the Fee Letter and the Indemnity and each of the other Loan Documents, including for purposes of the Indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement) under the Indemnity.
3.    Ownership of Additional Borrower. The Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by ______________.
4.    Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a [limited liability company] duly formed, validly existing and in good standing under the laws of the State of [_____________] and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Project it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Project and to execute, deliver and perform this Joinder Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or

Exhibit K - Page 2

fictitious name requirements of the state in which it is organized and of the state in which the Additional Project it owns is located, if different.
5.    No Default; Compliance with Loan Agreement. The Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:
(a)    Additional Borrower owns [fee] title to the Additional Project, does not own any other property other than the Additional Project, and has satisfied the other requirements set forth in Section 10.30 of the Loan Agreement.
(b)    The Additional Project is free from all Hazardous Substances except as disclosed in that certain Phase I Environmental Site Assessment prepared by _________________ dated as of _________ (Project No. ______________), in the form disclosed to Agent as of the date of the recordation of a Security Instrument against the Additional Project.
(c)    The Additional Project and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances (as defined in the Loan Agreement) or except as otherwise agreed by Agent in writing. For purposes of clarification, the Security Instrument to be recorded against the Additional Project shall be a "Security Instrument" as defined in the Loan Agreement and the title policy insuring Agent's and the Lenders' lien under such Security Instrument shall be a "Title Policy" as defined in the Loan Agreement.
(d)    Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article IV therein, are true and correct in all material respects with regard to the Additional Borrower.
(e)    No Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.
(f)    Additional Borrower has been afforded the opportunity to carefully read this Joinder Agreement, the Loan Agreement, the Notes, the Fee Letter and the Indemnity, and to review such documents with an attorney of Additional Borrower's choice before signing this Joinder Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Joinder Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Indemnity before signing this Joinder Agreement and understands it shall thereafter be bound by the Loan Documents and liable for all Obligations owing by Borrowers under the Loan Documents.
6.    Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 10.13 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.

Exhibit K - Page 3

7.    Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. To the maximum extent permitted by applicable Law, Additional Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
[SIGNATURE PAGES FOLLOW]

Exhibit K - Page 4

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.

ADDITIONAL BORROWER: _______________, a __________ limited liability company By: __________________________ Its: __________________________
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Exhibit K - Page 5

EXISTING BORROWERS:

[___________]

Exhibit K - Page 6

ADMINISTRATIVE AGENT:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent

By: ______________________________
Name: ______________________________
Title: ______________________________

LENDERS: U.S. BANK NATIONAL ASSOCIATION, a national banking association By: ______________________________ Name: ______________________________ Title: ______________________________

Exhibit K - Page 7

CONSENT OF GUARANTOR:

_____________ (individually and collectively referred to herein as "Guarantor") hereby (i) consent to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirm the full force and effectiveness of [_______________] [Describe all guaranties and Indemnity]

GUARANTOR:
[___________]

Exhibit K - Page 8

EXHIBIT A

Legal Description of Additional Project (______)

That certain real property located in the County of _______, State of ________ and more particularly described as follows:
[ATTACH FINAL LEGAL DESCRIPTION]

Exhibit K - Page 9

EXHIBIT B
Description of _____________ Improvements
The _____________ Improvements include a __________ building totaling approximately _______ rentable square feet, constructed in ______ and containing approximately ______ parking spaces.

Exhibit K - Page 10

EXHIBIT L
LIST OF LEASES
[to be provided]

Exhibit L

Rent Roll for 515 Congress

as of Thursday, October 11, 2018

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Charge Start	Charge End	Charge Amount	Yr Amt PSF	Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
515 Congress (R31270)																					
Future																					
Mastodon Ventures Inc. (SR6015)	1400	5/24/2018	12/1/2018	11/30/2019	11/1/2015	Renewal	4,762	4,762	1.81%	OPE	Monthly	1/1/2018		9,249.43	23.31	12/1/2018	41.00	0.00	Finance		
Magnitude Software Intermediat (SR5903)	1510	4/30/2018	1/1/2019	12/31/2021	11/1/2015	Renewal	3,817	3,817	1.45%							1/1/2019	37.00	0.00	Computer Sys Design & Programming		
																1/1/2020	38.11				
																1/1/2021	39.25				
Veritext Corp. (SR5714)	1700	3/2/2018	10/15/2018	11/30/2023	6/1/2018	New Lease	2,008	2,008	0.76%							10/15/2018	74.00	11,077.47	Legal Services		
																11/15/2018	37.00				
																11/1/2019	38.11				
																11/1/2020	39.25				
																11/1/2021	40.43				
																11/1/2022	41.64				
																11/1/2023	42.89				
Lion Street, Inc. (LSTR)																					
Lion Street, Inc. (SR6223)	2500	7/3/2018	1/1/2019	1/31/2024	2/1/2013	Renewal	6,401	9,442	2.43%							1/1/2019	34.50	0.00	Finance		
																9/1/2019	35.50				
																9/1/2020	36.50				
																9/1/2021	39.78				
																1/1/2022	40.98				
																1/1/2023	42.21				
...Add'l Space: Lion Street, Inc. (SR6224)	2500A	7/3/2018	1/1/2019	1/31/2024	5/1/2014	Renewal	3,205	0	1.22%							1/1/2019	34.50	0.00	Finance		
																9/1/2019	35.50				
																9/1/2020	36.50				
																9/1/2021	39.78				
																1/1/2022	40.98				
																1/1/2023	42.21				
...Add'l Space: Lion Street, Inc. (SR6225)	2520	7/3/2018	1/1/2019	1/31/2024	2/1/2013	Renewal	1,182	1,182	0.45%							1/1/2019	34.50	0.00	Finance		
																9/1/2019	35.50				
																9/1/2020	36.50				
																9/1/2021	39.78				
																1/1/2022	40.98				
																1/1/2023	42.21				
...Add'l Space: Lion Street, Inc. (SR6226)	2525	7/3/2018	1/1/2019	1/31/2024	1/1/2019	Expansion	3,280	3,280	1.25%							1/1/2019	0.00	0.00	Finance		
																2/1/2019	37.50				
																1/1/2020	38.63				
																1/1/2021	39.78				
																1/1/2022	40.98				
																1/1/2023	42.21				
Total for Lion Street, Inc. (LSTR)							14,068	13,904							0.00						
BDO Seidman, LLP (SR5933)	2600	5/4/2018	3/1/2019	10/31/2024	10/1/2008	Renewal	6,394	6,394	2.43%							3/1/2019	0.00	0.00	Accounting, Tax, Bookkeeping Services		
																4/1/2019	37.00				
																3/1/2020	38.11				
																3/1/2021	39.25				
																3/1/2022	40.43				
																3/1/2023	41.64				
																3/1/2024	42.89				
Shipwell Inc (SR6508)	2650	10/3/2018	12/1/2018	1/31/2024	12/1/2018	New Lease	7,494	7,494	2.85%							12/1/2018	0.00	0.00			
																2/1/2019	42.00				
																12/1/2019	43.26				
																12/1/2020	44.56				
																12/1/2021	45.89				
																12/1/2022	47.27				
																12/1/2023	48.69				
Future Totals							**38,543**	**38,379**										**11,077.47**			
Vacant																					
Vacant	1612						4,571	4,571	1.74%												
Vacant	1700						2,008	2,008	0.76%												
Vacant	2000						3,413	3,413	1.30%												
Vacant	2250						3,061	3,061	1.16%												
Vacant	2525						3,202	3,280	1.22%												
Vacant	2650						7,348	7,494	2.79%												
Vacant Totals							**23,603**	**23,827**													

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Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Charge End	Charge Amount	Yr Amt PSF	Rent Steps: Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
Month to Month																					
Rhode Partners, Inc. (RPAR)																					
...Add'l Space: Rhode Partners, Inc. (SR5512)	700S	2/8/2018	3/1/2018	8/31/2018	3/1/2018	New Lease	209	0	0.08%	STG	Monthly	3/1/2018		100.00	5.74			0.00	Construction		
Total for Rhode Partners, Inc. (RPAR)							209	0						100.00	5.74						
18th Floor Leasing, LLC (18FL)																					
...Add'l Space: 18th Floor Leasing, LLC (SR1442)	B	4/1/2010	4/1/2010	4/30/2010	4/1/2010	Acquisition Lease	409	0	0.16%	STG	Monthly	4/1/2010		237.33	6.96			0.00	Legal Services		
Total for 18th Floor Leasing, LLC (18FL)							409	0						237.33	6.96						
Stream Realty Partners Austin (StreamR)																					
...Add'l Space: Stream Realty Partners Austin (SR5556)	510	10/31/2014	1/22/2018	1/31/2018	1/22/2018	Acquisition Lease	0	0	0.00%	STG	Monthly	1/22/2018		100.00	0.00			0.00	Real Estate		
Total for Stream Realty Partners Austin (StreamR)							0	0						100.00	0.00						
Janitorial Room (SR1445)	A	8/1/2015	8/1/2015	8/31/2015	8/1/2015	Acquisition Lease	0	0	0.00%						0.00			0.00	Other Services		
Tenant Solutions (SR1446)	BXX	8/1/2015	8/1/2015	8/31/2015	8/1/2015	Acquisition Lease	219	219	0.08%									0.00	Communications Equipment		
Mother's Room (SR1414)	BXY	8/1/2015	8/1/2015	8/31/2015	8/1/2015	Acquisition Lease	178	178	0.07%									0.00	Other Services		
Building Storage (SR1447)	D3	8/1/2015	8/1/2015	8/31/2015	8/1/2015	Acquisition Lease	0	0	0.00%						0.00			0.00	Other Services		
PARK (SR2028)	PARK	12/1/2015	12/1/2015	12/31/2015	12/1/2015	New Lease	0	0	0.00%						0.00			0.00	Other Services		
LIN Television of Texas, L.P. (SR1379)	ROOF1	10/1/2003	10/1/2003	9/30/2004	10/1/2003	Acquisition Lease	0	0	0.00%	ANT	Monthly	10/1/2016		1,762.24	0.00			1,200.00	Arts & Entertainment		
American Messaging Services (SR1381)	ROOF4	2/16/1995	2/1/1995	1/31/1997	2/1/1995	Acquisition Lease	0	0	0.00%	ANT	Monthly	2/1/1995		400.00	0.00			0.00	Arts & Entertainment		
AVT Lending, Inc. (SR1382)	STO1	1/3/2015	1/1/2015	1/31/2015	1/1/2015	Acquisition Lease	0	0	0.00%	STG	Monthly	1/1/2015		100.00	0.00			0.00	Finance		
Month to Month Totals							**1,015**	**397**										**1,200.00**			
Leased and Occupied																					
Bank of America (BAME)																					
Bank of America (SR1361)	0100	1/1/2008	1/1/2008	4/30/2024	5/1/2014	Acquisition Lease	5,564	5,573	2.12%	ANT	Monthly	5/1/2014	4/30/2024	600.00	1.29	5/1/2019	30.25	0.00	Finance		
										OPE	Monthly	1/1/2018		10,655.21	22.98						
										RNT	Monthly	5/1/2014	4/30/2019	12,750.83	27.50						
...Add'l Space: Bank of America (SR1362)	1000	6/11/2013	5/1/2014	4/30/2019	5/1/2014	Acquisition Lease	14,475	13,989	5.50%	OPE	Monthly	1/1/2018		27,906.51	23.13			0.00	Finance		
										RNT	Monthly	5/1/2018	4/30/2019	27,709.25	22.97						
...Add'l Space: Bank of America (SR1363)	1100	6/11/2013	5/1/2014	4/30/2019	5/1/2014	Acquisition Lease	14,475	14,082	5.50%	OPE	Monthly	1/1/2018		27,906.51	23.13			0.00	Finance		
										RNT	Monthly	5/1/2018	4/30/2019	27,709.25	22.97						
...Add'l Space: Bank of America (SR1364)	F	6/11/2013	5/1/2014	4/30/2019	5/1/2014	Acquisition Lease	7,658	8,075	2.91%	OPE	Monthly	1/1/2018		4,732.83	7.42			0.00	Finance		
										RNT	Monthly	5/1/2018	4/30/2019	10,210.67	16.00						
Total for Bank of America (BAME)							42,172	41,719						150,181.06	42.73						
Bushwood Investments, LLC (SR1366)	0120	10/23/2013	3/1/2014	2/29/2024	3/1/2014	Acquisition Lease	1,590	1,694	0.60%	OPE	Monthly	1/1/2018		3,167.96	23.91	3/1/2019	34.77	2,300.00	Accommodation & Food		
										RNT	Monthly	3/1/2018	2/28/2019	4,473.20	33.76	3/1/2020	35.81				
																3/1/2021	36.88				
																3/1/2022	37.98				
																3/1/2023	39.11				
Terry Enterprises XIII, LLC (PTER)																					
Terry Enterprises XIII, LLC (SR1367)	0130	7/10/2014	10/8/2014	10/31/2024	10/8/2014	Acquisition Lease	1,378	1,402	0.52%	OPE	Monthly	1/1/2018		2,594.87	22.60	11/1/2019	33.00	5,210.00	Accommodation & Food		
										RNT	Monthly	10/8/2014	10/31/2019	3,445.00	30.00						
...Add'l Space: Terry Enterprises XIII, LLC (SR1368)	D1	1/16/2015	1/16/2015	10/31/2024	1/16/2015	Acquisition Lease	120	0	0.05%	OPE	Monthly	1/1/2018		208.04	20.80	11/1/2019	33.00	0.00	Accommodation & Food		
										RNT	Monthly	1/16/2015	10/31/2019	300.00	30.00						
Total for Terry Enterprises XIII, LLC (PTER)							1,498	1,402						6,547.91	52.45						
Lucky Lab Coffee (SR5077)	0135	10/12/2017	8/13/2018	8/12/2019	8/13/2018	New Lease	231	217	0.09%	RNT	Monthly	8/13/2018		1,500.00	77.92			0.00	Accommodation & Food		

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Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Charge Start	Charge End	Charge Amount	Yr Amt PSF	Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
Cava Mezze Grill, LLC (SR4522)	0140	6/24/2017	8/1/2018	7/31/2028	8/1/2018	New Lease	3,354	3,029	1.28%	INS	Monthly	8/1/2018		50.34	0.18	8/1/2023	53.72	17,606.24	Full-Service Restaurants		
										OPE	Monthly	8/1/2018		1,221.48	4.37						
										PTX	Monthly	8/1/2018		2,840.87	10.16						
										RNT	Monthly	8/1/2018	7/31/2023	13,758.33	49.22						
										UTI	Monthly	8/1/2018		38.71	0.14						
Cloudera, Inc. (CLOU)																					
Cloudera, Inc. (SR4858)	1212A	8/31/2017	9/1/2017	4/30/2024	8/7/2015	Renewal	13,109	13,901	4.98%	OPE	Monthly	1/1/2018		25,943.93	23.75	6/1/2019	30.48	43,524.48	Communications Equipment		
										RNT	Monthly	9/1/2018	5/31/2019	32,965.88	30.18	9/1/2019	31.09				
																6/1/2020	31.39				
																9/1/2020	36.50				
																5/1/2021	37.50				
																5/1/2022	38.50				
																5/1/2023	39.50				
...Add'l Space: Cloudera, Inc. (SR4896)	1300	8/31/2017	5/24/2018	5/31/2024	5/24/2018	Expansion	10,359	10,359	3.94%	OPE	Monthly	5/24/2018		20,121.17	23.31	6/1/2019	35.50	0.00	Communications Equipment		
										RNT	Monthly	5/24/2018	5/31/2019	29,782.13	34.50	6/1/2020	36.50				
																6/1/2021	37.50				
																6/1/2022	38.50				
																6/1/2023	39.50				
...Add'l Space: Cloudera, Inc. (SR4897)	1305	8/31/2017	5/24/2018	5/31/2024	5/24/2018	Expansion	3,754	3,754	1.43%	OPE	Monthly	5/24/2018		7,291.94	23.31	6/1/2019	35.50	0.00	Communications Equipment		
										RNT	Monthly	5/24/2018	5/31/2019	10,792.75	34.50	6/1/2020	36.50				
																6/1/2021	37.50				
																6/1/2022	38.50				
																6/1/2023	39.50				
Total for Cloudera, Inc. (CLOU)							27,222	28,014						126,897.80	55.94						
Mastodon Ventures Inc. (SR4140)	1400	3/13/2017	5/1/2017	11/30/2018	11/1/2015	Renewal	4,762	4,762	1.81%	OPE	Monthly	1/1/2018	11/30/2018	9,249.43	23.31			18,250.26	Finance		
										RNT	Monthly	5/1/2017	11/30/2018	14,286.00	36.00						
Inforcepro, Inc. (SR1814)	1410	10/23/2015	11/18/2015	11/30/2018	11/15/2015	New Lease	2,838	2,900	1.08%	OPE	Monthly	1/1/2018		5,617.00	23.75			0.00	Information		
										RNT	Monthly	12/1/2017	11/30/2018	8,277.50	35.00						
Brailsford & Dunlavey, Inc. (SR4520)	1425	6/26/2017	9/6/2017	9/30/2020	9/1/2017	New Lease	2,277	2,277	0.87%	OPE	Monthly	1/1/2018		4,422.89	23.31	10/1/2019	36.00	10,667.75	Management Consulting		
										RNT	Monthly	10/1/2018	9/30/2019	6,641.25	35.00						
Betts Recruiting, Inc. (SR2512)	1450	4/12/2016	9/1/2016	10/31/2021	9/1/2016	New Lease	4,136	4,136	1.57%	OPE	Monthly	1/1/2018		8,033.85	23.31	9/1/2019	35.00	37,947.80	Scientific R&D (incl. aircraft, space & bio. res.)		
										RNT	Monthly	9/1/2018	8/31/2019	11,718.67	34.00	9/1/2020	36.00				
																9/1/2021	37.00				
																11/1/2021	0.00				
Avison Young - Texas, LLC (AYOU)																					
Avison Young - Texas, LLC (SR1351)	1500	12/1/2014	9/1/2015	8/31/2020	9/1/2015	Acquisition Lease	4,828	5,083	1.84%	OPE	Monthly	1/1/2018		9,555.19	23.75	9/1/2019	31.81	12,798.22	Real Estate		
										RNT	Monthly	9/1/2018	8/31/2019	12,456.24	30.96						
...Add'l Space: Avison Young - Texas, LLC (SR5504)	510N	2/7/2018	2/1/2018	1/31/2019	2/1/2018	New Lease	195	0	0.07%	STG	Monthly	2/1/2018		100.00	6.15			0.00	Real Estate		
Total for Avison Young - Texas, LLC (AYOU)							5,023	5,083						22,111.43	52.82						
Magnitude Software Intermediat (SR1728)	1510	10/5/2015	11/1/2015	12/31/2018	11/1/2015	New Lease	3,749	3,817	1.43%	OPE	Monthly	1/1/2018	12/31/2018	7,419.68	23.75	11/1/2018	33.88	14,667.97	Computer Sys. Design & Programming		
										RNT	Monthly	11/1/2017	10/31/2018	10,275.38	32.89						
Barton Creek Capital, LLC (BCRE)																					
Barton Creek Capital, LLC (SR1385)	1515	12/1/2014	9/1/2015	8/31/2020	9/1/2015	Acquisition Lease	2,484	2,892	0.94%	OPE	Monthly	1/1/2018		4,905.23	23.70	9/1/2019	31.81	6,584.67	Real Estate		
										RNT	Monthly	9/1/2018	8/31/2019	6,408.72	30.96						
...Add'l Space: Barton Creek Capital, LLC (SR1386)	1515B	3/12/2015	9/1/2015	8/31/2020	9/1/2015	Acquisition Lease	360	0	0.14%	OPE	Monthly	1/1/2018		715.35	23.85	9/1/2019	31.81	0.00	Real Estate		
										RNT	Monthly	9/1/2018	8/31/2019	928.80	30.96						
Total for Barton Creek Capital, LLC (BCRE)							2,844	2,892						12,958.10	54.68						
Self Lender, Inc. (SR2681)	1550	5/6/2016	5/15/2016	5/31/2019	5/15/2016	New Lease	2,018	2,018	0.77%	OPE	Monthly	1/1/2018		3,919.59	23.31			20,000.00	Finance		
										RNT	Monthly	6/1/2018	5/31/2019	6,054.00	36.00						
Rhode Partners, Inc. (RPAR)																					
Rhode Partners, Inc. (SR1411)	1600	2/1/2012	2/1/2012	2/28/2019	3/1/2015	Acquisition Lease	3,225	4,578	1.23%	INS	Monthly	1/1/2018		0.00	0.00			20,000.00	Construction		
										OPE	Monthly	1/1/2018		6,337.82	23.58						
										PTX	Monthly	1/1/2018		0.00	0.00						
										RNT	Monthly	3/1/2018	2/28/2019	7,487.38	27.86						
										UTI	Monthly	1/1/2018		0.00	0.00						

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Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Charge End	Charge Amount	Yr Amt PSF	Rent Steps: Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
...Add'l Space: Rhode Partners, Inc. (SR1412)	1675	4/1/2014	3/1/2015	2/28/2019	3/1/2015	Acquisition Lease	1,010	0	0.38%	INS	Monthly	1/1/2018		0.00	0.00			0.00	Construction		
										OPE	Monthly	1/1/2018		2,066.60	24.55						
										PTX	Monthly	1/1/2018		0.00	0.00						
										RNT	Monthly	3/1/2018	2/28/2019	2,344.88	27.86						
										UTI	Monthly	1/1/2018		0.00	0.00						
Total for Rhode Partners, Inc. (RPAR)							4,235	4,578						18,236.68	51.67						
Newmark Real Estate of Houston (SR4851)	1620	8/31/2017	11/1/2017	10/31/2018	6/1/2016	Renewal	3,215	3,215	1.22%	OPE	Monthly	1/1/2018		5,886.79	21.97			2,420.00	Information		
										RNT	Monthly	11/1/2017		9,645.00	36.00						
Modesett Williams PLLC (SR1354)	1650	7/1/2015	8/1/2015	8/31/2020	8/1/2015	Acquisition Lease	1,619	1,743	0.62%	OPE	Monthly	1/1/2018		3,219.06	23.86	8/1/2019	34.89	6,859.16	Legal Services		
										RNT	Monthly	8/1/2018	7/31/2019	4,569.63	33.87	9/1/2020	0.00				
Consulate of Ireland (CIRE)																					
Consulate of Ireland (SR1416)	1720	11/28/2014	4/1/2015	3/31/2020	4/1/2015	Acquisition Lease	2,074	2,824	0.79%	OPE	Monthly	1/1/2018		4,104.71	23.75	4/1/2019	29.54	0.00	Public Administration (Government)		
										RNT	Monthly	4/1/2018	3/31/2019	4,956.86	28.68						
...Add'l Space: Consulate of Ireland (SR1433)	1750	11/28/2014	4/29/2015	3/31/2020	4/29/2015	Acquisition Lease	2,558	2,282	0.97%	OPE	Monthly	1/1/2018		5,062.61	23.75	4/1/2019	29.54	0.00	Public Administration (Government)		
										RNT	Monthly	4/1/2018	3/31/2019	6,113.62	28.68						
Total for Consulate of Ireland (CIRE)							4,632	5,106						20,237.80	52.43						
Texas Bar Foundation (SR4270)	1755	4/14/2017	7/1/2018	9/30/2023	6/1/2013	Renewal	1,767	1,735	0.67%	OPE	Monthly	7/1/2018		3,603.28	24.47	7/1/2019	35.02	5,776.62	Legal Services		
										RNT	Monthly	7/1/2018	6/30/2019	5,006.50	34.00	7/1/2020	36.07				
																7/1/2021	37.15				
																7/1/2022	38.27				
																7/1/2023	39.42				
Health Management Associates (HMAN)																					
Health Management Associates (SR4983)	1760	9/28/2017	10/1/2017	6/30/2023	5/1/2013	Renewal	3,051	3,051	1.16%	OPE	Monthly	1/1/2018		5,342.83	21.01	5/1/2019	35.00	0.00	Health Care & Social Services		
										RNT	Monthly	5/1/2018	4/30/2019	8,644.50	34.00	5/1/2020	36.00				
																5/1/2021	37.00				
																5/1/2022	38.00				
...Add'l Space: Health Management Associates (SR4984)	1780	9/28/2017	2/1/2018	6/30/2023	2/1/2018	Expansion	1,154	1,154	0.44%	OPE	Monthly	2/1/2018		2,232.52	23.22	5/1/2019	35.00	0.00	Health Care & Social Services		
										RNT	Monthly	5/1/2018	4/30/2019	3,269.67	34.00	5/1/2020	36.00				
																5/1/2021	37.00				
																5/1/2022	38.00				
Total for Health Management Associates (HMAN)							4,205	4,205						19,489.52	55.62						
Bank of the Ozarks (SR2771)	1790	5/16/2016	11/1/2016	11/30/2019	10/1/2013	Renewal	1,021	1,021	0.39%	OPE	Monthly	1/1/2018		1,983.04	23.31	11/1/2018	34.50	3,188.46	Finance		
										RNT	Monthly	11/1/2017	10/31/2018	2,850.29	33.50	11/1/2019	35.50				
																12/1/2019	0.00				
18th Floor Leasing, LLC (18FL)																					
18th Floor Leasing, LLC (SR1418)	1800	8/1/2014	7/1/2014	4/30/2020	7/1/2014	Acquisition Lease	9,187	9,820	3.49%	INS	Monthly	1/1/2018		160.00	0.21	5/1/2019	29.26	0.00	Legal Services		
										OPE	Monthly	1/1/2018		6,911.04	9.03						
										PTX	Monthly	1/1/2018		9,029.83	11.79						
										RNT	Monthly	5/1/2018	4/30/2019	21,750.22	28.41						
										STG	Monthly	4/1/2010	4/30/2020	100.00	0.13						
										UTI	Monthly	1/1/2018		2,591.07	3.38						
Total for 18th Floor Leasing, LLC (18FL)							9,187	9,820						40,542.16	52.96						
Texas Life & Health Insuranc (SR1393)	1875	6/17/2010	10/1/2010	5/31/2021	10/1/2010	Acquisition Lease	4,404	4,184	1.67%	OPE	Monthly	1/1/2018		8,737.45	23.81	2/1/2019	33.88	11,200.00	Insurance Carriers & Related Activities		
										RNT	Monthly	2/1/2018	1/31/2019	12,070.63	32.89	2/1/2020	34.90				
																2/1/2021	35.95				
																6/1/2021	0.00				
Beck Redden LLP (SR1383)	1900	9/18/2014	3/20/2015	3/31/2022	3/20/2015	Acquisition Lease	6,812	6,980	2.59%	OPE	Monthly	1/1/2018		13,489.39	23.76	4/1/2019	29.26	0.00	Legal Services		
										RNT	Monthly	4/1/2018	3/31/2019	16,127.41	28.41	4/1/2020	30.14				
										STG	Monthly	3/20/2015	3/31/2022	100.00	0.18	4/1/2021	31.05				
																4/1/2022	0.00				
Epic Real Estate Partners, LLC (SR1359)	1925	4/8/2015	8/1/2015	7/31/2020	8/1/2015	Acquisition Lease	2,681	2,744	1.02%	OPE	Monthly	1/1/2018		5,314.00	23.79	8/1/2019	32.64	10,855.82	Real Estate		
										RNT	Monthly	8/1/2018	7/31/2019	7,080.07	31.69						
Hines Interest LP (SR2477)	1950	3/31/2016	7/1/2016	6/30/2021	3/1/2013	Renewal	2,936	2,936	1.12%	OPE	Monthly	1/1/2018		5,702.84	23.31	7/1/2019	35.00	0.00	Real Estate		
										RNT	Monthly	7/1/2018	6/30/2019	8,318.67	34.00	7/1/2020	36.00				

KBS 10/11/2018 Page 4 of 8

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Charge End	Charge Amount	Yr Amt PSF	Rent Steps: Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
																7/1/2021	0.00				
KBS Mgmt Office (SR3474)	1975	10/15/2016	10/15/2016	12/31/2020	10/15/2016	New Lease	1,431	1,431	0.54%									0.00	Real Estate		
Powell, Ebert & Smolik PC (SR1421)	2020	10/25/2013	1/1/2014	6/30/2019	1/1/2014	Acquisition Lease	7,160	7,250	2.72%	INS	Monthly	1/1/2018		121.62	0.20	4/1/2019	26.90	5,575.00	Legal Services		
										OPE	Monthly	1/1/2018		5,253.17	8.80						
										PTX	Monthly	1/1/2018		6,863.68	11.50						
										RNT	Monthly	4/1/2018	3/31/2019	15,752.00	26.40						
										STG	Monthly	5/1/2013		62.50	0.10						
										UTI	Monthly	1/1/2018		1,969.50	3.30						
Interior Architects, Inc (SR5670)	2024	2/28/2018	4/1/2018	3/31/2020	4/1/2018	New Lease	1,388	1,388	0.53%	OPE	Monthly	4/1/2018		2,696.19	23.31	4/1/2019	40.17	7,342.52	Architectural Services		
										RNT	Monthly	4/1/2018	3/31/2019	4,511.00	39.00						
Liveintent, Inc. (SR4320)	2060	5/1/2017	12/1/2017	11/30/2018	12/1/2014	Renewal	1,938	1,938	0.74%	OPE	Monthly	1/1/2018		3,764.26	23.31			6,492.16	Computer Sys. Design & Programming		
										RNT	Monthly	12/1/2017		6,137.00	38.00						
Stream Realty Partners Austin (StreamR)																					
Stream Realty Partners Austin (SR4825)	2100	8/31/2017	1/22/2018	12/31/2023	1/22/2018	New Lease	7,303	7,303	2.78%	OPE	Monthly	1/22/2018		14,185.32	23.31	1/1/2019	0.00	0.00	Real Estate		
										RNT	Monthly	1/22/2018	12/31/2018	14,606.00	24.00	3/1/2019	6.00				
																4/1/2019	34.00				
																1/1/2020	35.02				
																1/1/2021	36.07				
																1/1/2022	37.15				
																1/1/2023	38.27				
Total for Stream Realty Partners Austin (StreamR)							7,303	7,303						28,791.32	47.31						
DAA (SR5519)	2150	2/12/2018	8/8/2018	11/30/2028	8/8/2018	New Lease	6,753	6,753	2.57%	FRE	Monthly	8/8/2018	11/4/2018	-19,133.50	-34.00	11/5/2018	34.00	38,831.52	Public Administration (Government)		
										OPE	Monthly	8/8/2018		13,117.70	23.31	9/1/2019	35.02				
										RNT	Monthly	8/8/2018	8/31/2019	19,133.50	34.00	9/1/2020	36.07				
																9/1/2021	37.15				
																9/1/2022	38.27				
																9/1/2023	39.42				
																9/1/2024	40.60				
																9/1/2025	41.82				
																9/1/2026	43.07				
																9/1/2027	44.36				
																9/1/2028	45.69				
Meritage Capital, LLC (SR1378)	2200	7/12/2013	11/15/2013	1/31/2019	11/15/2013	Acquisition Lease	4,312	4,433	1.64%	OPE	Monthly	1/1/2018		8,420.65	23.43			14,995.00	Finance		
										RNT	Monthly	2/1/2018	1/31/2019	9,910.41	27.58						
Finley Company (SR1423)	2210	11/27/2012	1/17/2013	4/30/2023	1/17/2013	Acquisition Lease	3,189	3,360	1.21%	OPE	Monthly	1/1/2018		6,342.06	23.86	5/1/2019	27.82	15,000.00	Finance		
										RNT	Monthly	5/1/2018	4/30/2019	7,215.11	27.15	5/1/2020	28.51				
																5/1/2021	29.22				
																5/1/2022	29.95				
Black Diamond Management , L.P (SR4279)	2220	4/24/2017	6/1/2017	5/31/2020	5/1/2012	Renewal	1,853	1,853	0.70%	OPE	Monthly	1/1/2018		3,574.06	23.15	6/1/2019	36.00	5,557.73	Accounting, Tax, Bookkeeping Services		
										RNT	Monthly	6/1/2018	5/31/2019	5,404.58	35.00						
Texas Business Leadership Coun (SR4985)	2240	9/28/2017	10/25/2017	4/30/2021	1/1/2018	New Lease	1,414	1,414	0.54%	OPE	Monthly	1/1/2018		2,069.91	17.57	2/1/2019	25.06	1,826.14	Legal Services		
										RNT	Monthly	2/1/2018	1/31/2019	2,866.91	24.33	2/1/2020	25.81				
																2/1/2021	26.59				
Riverbed Technology, Inc. (SR1356)	2300	5/14/2013	9/1/2013	10/31/2018	9/1/2013	Acquisition Lease	4,356	4,352	1.66%	INS	Monthly	1/1/2018		74.64	0.21			14,600.00	Computer Sys. Design & Programming		
										OPE	Monthly	1/1/2018		3,223.96	8.88						
										PTX	Monthly	1/1/2018		4,212.37	11.60						
										RNT	Monthly	11/1/2017	10/31/2018	10,211.19	28.13						

KBS

10/11/2018

Page 5 of 8

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Charge End	Charge Amount	Yr Amt PSF	Rent Steps: Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
										UTI	Monthly	1/1/2018		1,208.72	3.33						
ADJ&T (ADJT)																					
ADJ&T (SR3239)	2350	8/17/2016	9/1/2016	3/31/2024	12/1/2012	Renewal	4,558	4,558	1.73%	OPE	Monthly	1/1/2018		8,839.64	23.27	2/1/2019	34.00	38,500.00	Legal Services		
										RNT	Monthly	2/1/2018	1/31/2019	12,534.50	33.00	2/1/2020	35.00				
										STG	Monthly	11/1/2014	1/31/2024	175.00	0.46	2/1/2021	36.00				
																2/1/2022	37.00				
																2/1/2023	38.00				
																2/1/2024	39.00				
...Add'l Space: ADJ&T (SR3240)	2325	8/17/2016	1/9/2017	3/31/2024	12/1/2012	Expansion	3,601	3,601	1.37%	OPE	Monthly	1/1/2018		7,009.37	23.36	2/1/2019	34.00	0.00	Legal Services		
										RNT	Monthly	2/1/2018	11/30/2018	9,902.75	33.00	2/1/2020	35.00				
																2/1/2021	36.00				
																2/1/2022	37.00				
																2/1/2023	38.00				
																2/1/2024	39.00				
Total for ADJ&T (ADJT)							8,159	8,159						38,461.26	56.57						
M. Levy Family Office, LLC (SR3848)	2375	1/3/2017	1/1/2017	4/30/2024	10/1/2012	Renewal	1,499	1,550	0.57%	OPE	Monthly	1/1/2018		3,010.59	24.10	1/1/2019	0.00	0.00	Advertising (media)		
										RNT	Monthly	1/1/2018	12/31/2018	3,747.50	30.00	5/1/2019	33.00				
																1/1/2020	34.00				
																1/1/2021	35.00				
																1/1/2022	36.00				
																1/1/2023	37.00				
																1/1/2024	38.00				
Andiamo Consulting LLC (SR4358)	2410	5/8/2017	6/5/2017	6/30/2020	6/5/2017	New Lease	3,088	3,088	1.17%	OPE	Monthly	1/1/2018		5,998.18	23.31	7/1/2019	37.00	14,724.61	Professional, Scientific, and Legal		
										RNT	Monthly	7/1/2018	6/30/2019	9,264.00	36.00						
Sixpoint Partners LLC (SR4671)	2415	8/9/2017	9/5/2017	9/30/2021	9/5/2017	New Lease	866	800	0.33%	OPE	Monthly	1/1/2018		1,682.09	23.31	10/1/2019	37.13	3,985.04	Finance		
										RNT	Monthly	10/1/2018	9/30/2019	2,601.61	36.05	10/1/2020	38.25				
Rubrik, Inc. (SR5586)	2420	2/27/2018	4/3/2018	3/31/2021	4/3/2018	New Lease	4,742	4,742	1.80%	OPE	Monthly	4/3/2018		9,211.34	23.31	5/1/2019	37.08	70,312.01	Computer Sys. Design & Programming		
										RNT	Monthly	4/3/2018	4/30/2019	14,226.00	36.00	5/1/2020	38.08				
Osborn, Griffith & Hargrove (OGRI)																					
Osborn, Griffith & Hargrove (SR1426)	2450	3/3/2015	8/1/2015	11/30/2020	8/1/2015	Acquisition Lease	2,293	2,388	0.87%	RNT	Monthly	8/1/2018	7/31/2019	5,847.15	30.60	8/1/2019	31.51	0.00	Legal Services		
										STG	Monthly	8/1/2015	11/30/2020	141.67	0.74	8/1/2020	32.46				
																12/1/2020	0.00				
...Add'l Space: Osborn, Griffith & Hargrove (SR1435)	2400	3/3/2015	2/1/2016	11/30/2020	8/1/2015	Acquisition Lease	2,830	2,927	1.08%	CNR	Monthly	10/1/2018	10/31/2018	1,444.91	6.13	8/1/2019	31.51	0.00	Legal Services		
										INT	Monthly	10/1/2018	10/31/2018	272.48	1.16	8/1/2020	32.45				
										OPE	Monthly	1/1/2018		9,894.13	41.95						
										RNT	Monthly	8/1/2018	7/31/2019	7,216.50	30.60						
...Add'l Space: Osborn, Griffith & Hargrove (SR1450)	C	3/25/2015	3/25/2015	11/30/2020	3/25/2015	Acquisition Lease	1,016	0	0.39%	STG	Monthly	3/25/2015	11/30/2020	846.67	10.00			0.00	Legal Services		
Total for Osborn, Griffith & Hargrove (OGRI)							6,139	5,315						25,663.51	50.16						
Lion Street, Inc. (LSTR)																					
Lion Street, Inc. (SR2779)	2500	5/13/2016	6/1/2016	8/31/2021	2/1/2013	Renewal	6,401	9,442	2.43%	OPE	Monthly	1/1/2018	12/31/2018	12,432.72	23.31			50,000.00	Finance		
										RNT	Monthly	6/1/2018	12/31/2018	18,402.88	34.50						
...Add'l Space: Lion Street, Inc. (SR2780)	2500A	5/13/2016	6/1/2016	8/31/2021	5/1/2014	Renewal	3,205	0	1.22%	OPE	Monthly	1/1/2018	12/31/2018	6,223.52	23.30			0.00	Finance		
										RNT	Monthly	6/1/2018	12/31/2018	9,214.37	34.50						
...Add'l Space: Lion Street, Inc. (SR2776)	2520	5/13/2016	9/1/2016	8/31/2021	2/1/2013	Expansion	1,182	1,182	0.45%	OPE	Monthly	1/1/2018	12/31/2018	2,295.75	23.31			0.00	Finance		
										RNT	Monthly	6/1/2018	12/31/2018	3,398.25	34.50						
Total for Lion Street, Inc. (LSTR)							10,788	10,624						51,967.49	57.81						
BDO Seidman, LLP (SR1389)	2600	3/1/2009	10/1/2008	2/28/2019	10/1/2008	Acquisition Lease	6,273	6,394	2.38%	INS	Monthly	1/1/2018	2/28/2019	100.89	0.19			0.00	Accounting, Tax, Bookkeeping Services		
										OPE	Monthly	1/1/2018	2/28/2019	4,357.85	8.34						
										OTN	Monthly	3/1/2009	2/28/2019	239.45	0.46						
										PTX	Monthly	1/1/2018	2/28/2019	5,693.88	10.89						
										RNT	Monthly	3/1/2018	2/28/2019	17,016.45	32.55						
										UTI	Monthly	1/1/2018	2/28/2019	1,633.84	3.13						
AFIAA (SR2276)	AFIAA	8/31/2015	8/31/2015	8/31/2099	8/31/2015	New Lease	0	0	0.00%						0.00			0.00	Other Services		
BOMA (SR1459)	LOAD	8/31/2015	8/31/2015	4/30/2024	8/31/2015	Acquisition Lease	901	0	0.34%									0.00	Other Services		

KBS

10/11/2018

Page 6 of 8

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Charge Start	Charge End	Charge Amount	Yr Amt PSF	Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
Driven Performance Training (SR3827)	N	1/3/2017	11/1/2017	10/31/2022	11/1/2014	Renewal	4,460	4,460	1.70%	RNT	Monthly	11/1/2017	10/31/2018	6,690.00	18.00	11/1/2018	18.75	0.00	Health Care & Social Services		
																11/1/2019	19.50				
																11/1/2020	20.25				
																11/1/2021	21.00				
Time Warner Cable (SR5523)	ROOF2	2/13/2018	3/1/2017	2/28/2022	4/1/2012	Renewal	0	0	0.00%	ANT	Monthly	3/1/2017		220.00	0.00			0.00	Arts & Entertainment		
										ELE	Monthly	3/1/2017		25.00	0.00						
										UTI	Monthly	1/1/2018		2.08	0.00						
Leased and Occupied Totals							**238,440**	**238,834**										**537,599.18**			
Total for 515 Congress (R31270)							**263,058**	**263,058**										**549,876.65**			
Grand Total for 515 Congress							**263,058**	**263,058**										**549,876.65**			

Occupancy / Vacancy Summary	Unit Count	Count %	GLA	GLA %
Vacant	6	8.22%	23,603	8.97%
Occupied	67	91.78%	239,455	91.03%
Totals	**73**	**100.00%**	**263,058**	**100.00%**

Leased / Not Leased Summary	Unit Count	Count %	GLA	GLA %
Not Leased	3	4.11%	11,045	4.20%
Leased	70	95.89%	252,013	95.80%
Totals	**73**	**100.00%**	**263,058**	**100.00%**

Charge Type	Current Charges	Billed Suite GLA	Amount per GLA per Month
RNT: Base Rent	588,489	234,897	2.51
OPE: Op Exp Recov	399,185	227,913	1.75
PTX: Prop Tax Recov	28,641	34,565	0.83
UTI: Reimbursed Utilities	7,444	34,565	0.22
ANT: Antenna Rent	2,982	5,564	0.54
STG: Storage Income	2,063	31,839	0.06
CNR: Contribution Reimb	1,445	2,830	0.51
INS: Insurance Recov	507	34,565	0.01
INT: Interest	272	2,830	0.10
OTN: Other Non-Rental Inc	239	6,273	0.04
ELE: Electric Reimb	25	0	1.00
FRE: Free Rent	-19,134	6,753	-2.83
Total	**1,012,160**		

Occupancy / Vacancy Summary for 515 Congress
as of Thursday, October 11, 2018

239,455 SF
23,603 SF
Vacant
Occupied

Leased / Not Leased Summary for 515 Congress
as of Thursday, October 11, 2018

252,013 SF
11,045 SF
Not Leased
Leased

Unit counts include all non-0 SF Units, including Storage and Amenity spaces.

KBS
10/11/2018
Page 7 of 8

Rent Roll for 515 Congress

as of Thursday, October 11, 2018

Included Properties
515 Congress (R31270)

Report Parameters	
Display Lease IDs	None
Exclude Tax	No
Group By	None
Include Future Unit Area In Lease Area	No
Lease Status	**Vacant, MTM, OCC, NOCC, FUT**
Max Unit Area	None
Min Unit Area	None
Group MTM Separately	Yes
NAICS Code	**All**
Rent Type	All Rent
Report Date	Thursday, October 11, 2018
Run By	KBSREALTY\plong
Tenant ID	None
Tenant Name	None

KBS

10/11/2018

Page 8 of 8

Rent Roll for Domain Gateway

as of Thursday, October 11, 2018

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Charge End	Charge Amount	Yr Anl PSF	Rent Steps: Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
Domain Gateway (R31010)																					
Month to Month																					
BOMA SUITE (TW5487)	BOMA	1/1/2018	1/1/2018	1/2/2018	1/1/2018	Acquisition Lease	9,949	0	5.41%									0.00	Other Services		
Month to Month Totals							**9,949**	**0**										**0.00**			
Leased and Occupied																					
CIT BANK, N.A. (ONEWEST)																					
CIT BANK, N.A. (TW3403)	100	9/1/2009	9/1/2009	8/31/2019	9/1/2009	Acquisition Lease	35,960	39,377	19.55%	OPE	Monthly	10/1/2018		27,524.61	9.19			0.00	Finance		Holdover
										PTX	Monthly	10/1/2018		38,792.87	12.95						
										RNT	Monthly	9/1/2018		66,971.08	22.35						
Add'l Space: CIT BANK, N.A. SUB SUNPOWE (TW3404)	200	9/1/2009	9/1/2009	8/31/2019	9/1/2009	Acquisition Lease	34,396	35,902	18.70%	OPE	Monthly	10/1/2018		27,932.45	9.75			0.00	Finance		
										PTX	Monthly	10/1/2018		39,366.12	13.73						
										RNT	Monthly	9/1/2018		67,962.00	23.71						
Add'l Space: CIT BANK, N.A. SUB SUNP (TW3405)	300	9/1/2009	9/1/2009	8/31/2019	9/1/2009	Acquisition Lease	34,704	36,248	18.87%	OPE	Monthly	10/1/2018		27,932.45	9.66			0.00	Finance		
										PTX	Monthly	10/1/2018		39,366.12	13.61						
										RNT	Monthly	9/1/2018		67,962.00	23.50						
Add'l Space: CIT BANK, N.A. (TW3406)	400	9/1/2009	9/1/2009	8/31/2019	9/1/2009	Acquisition Lease	34,704	36,248	18.87%	OPE	Monthly	10/1/2018		27,683.65	9.57			0.00	Finance		
										PTX	Monthly	10/1/2018		39,017.03	13.49						
										RNT	Monthly	9/1/2018		67,358.83	23.29						
Add'l Space: CIT BANK, N.A. (TW3407)	500	9/1/2009	9/1/2009	8/31/2019	9/1/2009	Acquisition Lease	34,198	36,136	18.59%	OPE	Monthly	10/1/2018		28,942.59	10.16			0.00	Finance		
										PTX	Monthly	10/1/2018		40,791.81	14.31						
										RNT	Monthly	9/1/2018		70,421.67	24.71						
Total for CIT BANK, N.A. (ONEWEST)							173,962	183,911						678,025.28	46.77						
Leased and Occupied Totals							**173,962**	**183,911**										**0.00**			
Total for Domain Gateway (R31010)							**183,911**	**183,911**										**0.00**			
Grand Total for Domain Gateway							**183,911**	**183,911**										**0.00**			

Occupancy / Vacancy Summary	Unit Count	Count %	GLA	GLA %
Vacant	0	0.00%	0	0.00%
Occupied	5	100.00%	183,911	100.00%
Totals	**5**	**100.00%**	**183,911**	**100.00%**

Leased / Not Leased Summary	Unit Count	Count %	GLA	GLA %
Not Leased	0	0.00%	0	0.00%
Leased	5	100.00%	183,911	100.00%
Totals	**5**	**100.00%**	**183,911**	**100.00%**

Charge Summary: Charge Type	Current Charges	Billed Suite GLA	Amount per GLA per Month
RNT: Base Rent	340,676	173,962	1.96
PTX: Prop Tax Recov	197,334	173,962	1.13
OPE: Op Exp Recov	140,016	173,962	0.80
Total	**678,025**		

Occupancy / Vacancy Summary for Domain Gateway
as of Thursday, October 11, 2018

183,911 SF
0 SF
Vacant
Occupied

Leased / Not Leased Summary for Domain Gateway
as of Thursday, October 11, 2018

183,911 SF
0 SF
Not Leased
Leased

Unit counts include all non-0 SF Units, including Storage and Amenity spaces.

KBS

10/11/2018

Page 1 of 2

Rent Roll for Domain Gateway

as of Thursday, October 11, 2018

Included Properties
Domain Gateway (R31010)

Report Parameters	
Display Lease IDs	None
Exclude Tax	No
Group By	None
Include Future Unit Area In Lease Area	No
Lease Status	**Vacant, MTM, OCC, NOCC, FUT**
Max Unit Area	None
Min Unit Area	None
Group MTM Separately	Yes
NAICS Code	**All**
Rent Type	All Rent
Report Date	Thursday, October 11, 2018
Run By	KBSREALTY\plong
Tenant ID	None
Tenant Name	None

KBS

10/11/2018

Page 2 of 2

Rent Roll for Gateway Tech Center (SLH)
as of Thursday, October 11, 2018

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Charge Start	Charge End	Charge Amount	Yr Amt PSF	Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
										Current Charges						Rent Steps					
Gateway Tech Center (SLH) (R31050)																					
Future																					
Western Elec Coord. Council (CB5923)	200	5/3/2018	5/1/2020	2/28/2031	4/1/2010	Renewal	43,048	43,048	20.47%							5/1/2020	0.00	0.00	Other Services		Option to Renew ,Termination Option
																6/1/2020	29.75				
																5/1/2021	0.00				
																6/1/2021	30.64				
																5/1/2022	0.00				
																6/1/2022	31.56				
																5/1/2023	0.00				
																6/1/2023	32.51				
																5/1/2024	0.00				
																6/1/2024	33.48				
																5/1/2025	0.00				
																6/1/2025	34.49				
																5/1/2026	0.00				
																6/1/2026	35.52				
																5/1/2027	0.00				
																6/1/2027	36.59				
																5/1/2028	0.00				
																6/1/2028	37.69				
																5/1/2029	0.00				
																6/1/2029	38.82				
																5/1/2030	39.98				
Digitaria Interactive, Inc. (CB6255)	590	7/26/2018	2/10/2019	3/31/2022	11/10/2011	Renewal	2,270	2,270	1.08%							2/10/2019	0.00	0.00	Computer Sys. Design & Programming		Exclusive Use Option ,Option to Renew ,TI Credit
																3/10/2019	28.00				
																3/1/2020	28.84				
																3/1/2021	29.71				
																3/1/2022	30.60				
Future Totals							**45,318**	**45,318**										**0.00**			
Vacant																					
Vacant	103						150	150	0.07%												
Vacant	105						11,268	11,268	5.36%												
Vacant	135						6,085	6,085	2.89%												
Vacant	165						494	494	0.23%												
Vacant	510						5,088	5,088	2.42%												
Vacant	580						3,551	3,551	1.69%												
Vacant Totals							**26,636**	**26,636**													
Month to Month																					
SALT Development (CB5140)	510A	10/24/2017	10/24/2017	4/30/2018	10/24/2017	New Lease	3,500	3,500	1.66%	RNT	Monthly	10/24/2017		2,441.25	8.37			0.00	Construction		Substitution Option
Management Office (CB4239)	585	3/1/2017	3/1/2017	3/2/2017	3/1/2017	New Lease	0	0	0.00%	RNT	Monthly	3/1/2017		1,262.00	0.00			0.00	Real Estate		
BOMA Suite (CB5480)	BOMA	1/1/2018	1/1/2018	1/2/2018	1/1/2018	Work Out/Rent Relief	6,454	0	3.07%	RNT	Monthly	1/1/2018		0.00	0.00			0.00	Other Services		
Month to Month Totals							**9,954**	**3,500**										**0.00**			
Leased and Occupied																					
CCI Network Services, LLC (ccinetwo)																					
CCI Network Services, LLC (CB3878)	100	1/13/2017	7/1/2017	9/30/2022	2/1/2004	Renewal	5,000	5,789	2.38%	OPE	Monthly	1/1/2018		95.37	0.23	7/1/2019	28.11	0.00	Communications Equipment		Option to Renew
										RNT	Monthly	7/1/2018	6/30/2019	11,372.92	27.30	7/1/2020	28.96				
																7/1/2021	29.83				
																7/1/2022	30.72				
...Add'l Space: CCI Network Services, LLC (CB3879)	125	1/13/2017	7/1/2017	9/30/2022	2/1/2004	Renewal	1,600	1,924	0.76%	OPE	Monthly	1/1/2018		30.52	0.23	7/1/2019	28.11	0.00	Communications Equipment		
										RNT	Monthly	7/1/2018	6/30/2019	3,639.33	27.29	7/1/2020	28.96				
																7/1/2021	29.83				
																7/1/2022	30.72				
Total for CCI Network Services, LLC (ccinetwo)							6,600	7,713						15,138.14	27.52						

KBS

10/11/2018

Page 1 of 4

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Charge End	Charge Amount	Yr Amt PSF	Rent Steps: Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
Internet Pipeline, Inc. (CB3313)	150	9/9/2016	12/1/2016	1/31/2022	12/1/2011	Renewal	8,151	8,660	3.88%	OPE	Monthly	1/1/2018		101.46	0.15	12/1/2018	27.58	0.00	Information		Option to Renew ,Right of First Offer ,Termination Option
										PTX	Monthly	1/1/2017		0.00	0.00	12/1/2019	28.41				
										RNT	Monthly	12/1/2017	11/30/2018	18,190.32	26.78	12/1/2020	29.26				
																12/1/2021	30.14				
Freedom Fast Track, LLC (CB3387)	180	9/22/2016	5/1/2017	6/30/2022	3/1/2012	Renewal	5,536	5,860	2.63%	OPE	Monthly	1/1/2018		320.91	0.70	5/1/2019	28.12	10,610.67	Management Consulting		Option to Renew
										RNT	Monthly	5/1/2018	4/30/2019	12,594.40	27.30	5/1/2020	28.96				
																5/1/2021	29.83				
																5/1/2022	30.72				
Western Elec Coord. Council (CB4289)	200	4/1/2010	4/1/2010	4/30/2020	4/1/2010	Acquisition Lease	44,582	43,048	21.20%	OPE	Monthly	1/1/2018	4/30/2020	1,942.11	0.52	6/1/2019	27.70	0.00	Professional, Scientific, and Legal		
										RNT	Monthly	6/1/2018	5/31/2019	96,478.36	25.97						
Spring Communications Inc. (CB0494)	300	2/27/2015	7/1/2015	9/30/2021	7/1/2015	New Lease	21,538	22,918	10.24%	OPE	Monthly	1/1/2018		1,821.42	1.01	7/1/2019	27.57	50,973.27	Communications Equipment		
										RNT	Monthly	7/1/2018	6/30/2019	48,047.69	26.77	7/1/2020	28.40				
																7/1/2021	29.25				
Capital Access Network, Inc. (CB5575)	301	2/28/2013	7/1/2013	6/30/2019	7/1/2013	New Lease	14,581	15,765	6.93%	OPE	Monthly	1/1/2018		1,300.34	1.07			0.00	Information		Option to Renew ,Right of First Offer ,Termination Option
										RNT	Monthly	7/1/2018		30,984.63	25.50						
SolutionStream, LLC (CB0539)	325	3/16/2015	7/1/2015	8/31/2019	7/1/2015	New Lease	3,248	3,386	1.54%	OPE	Monthly	1/1/2018		274.67	1.01	7/1/2019	27.57	7,462.28	Computer Sys. Design & Programming		Option to Renew
										RNT	Monthly	7/1/2018	6/30/2019	7,245.75	26.77						
Wisan Smith Racker & Prescott (wisansm)																					
Wisan Smith Racker & Prescott (CB7572)	400	9/9/2013	10/1/2013	12/31/2022	1/1/2012	Renewal	13,892	14,066	6.61%	OPE	Monthly	1/1/2018		805.29	0.70	1/1/2019	23.77	39,479.33	Accounting, Tax, Bookkeeping Services		Right of First Offer
										RNT	Monthly	1/1/2018	12/31/2018	26,846.29	23.19	1/1/2020	24.37				
																1/1/2021	24.98				
																1/1/2022	25.60				
...Add'l Space: Wisan Smith Racker & Prescott (CB7573)	410	9/9/2013	10/1/2013	12/31/2022	10/1/2013	Expansion	5,605	7,033	2.67%	OPE	Monthly	1/1/2018		347.14	0.74	1/1/2019	23.77	0.00	Accounting, Tax, Bookkeeping Services		
										RNT	Monthly	1/1/2018	12/31/2018	10,831.66	23.19	1/1/2020	24.37				
																1/1/2021	24.98				
																1/1/2022	25.60				
Total for Wisan Smith Racker & Prescott (wisansm)							19,497	21,099						38,830.38	23.90						
Accelas, Inc. (CB3567)	460	11/10/2016	7/1/2017	8/31/2022	7/1/2011	Renewal	2,169	2,355	1.03%	INS	Monthly	7/1/2017		0.00	0.00	7/1/2019	28.12	0.00	Computer Sys. Design & Programming		Option to Renew
										PTX	Monthly	7/1/2017		0.00	0.00	7/1/2020	28.96				
										RNT	Monthly	7/1/2018	6/30/2019	4,934.48	27.30	7/1/2021	29.83				
																7/1/2022	30.72				
Utah Assoc Muni Power Systems (Utah Ass)																					
Utah Assoc Muni Power Systems (CB4293)	480	5/1/2010	1/1/2011	12/31/2020	5/1/2010	Acquisition Lease	18,488	19,069	8.79%	OPE	Monthly	1/1/2018		865.76	0.56	1/1/2019	23.43	0.00	Professional, Scientific, and Legal		
										RNT	Monthly	1/1/2018	12/31/2018	35,394.83	22.97	1/1/2020	23.90				
...Add'l Space: Utah Assoc Muni Power Systems (CB4735)	480A	8/3/2017	2/15/2018	12/31/2020	5/1/2010	Expansion	284	299	0.14%	OPE	Monthly	2/15/2018		13.29	0.56	1/1/2019	23.43	0.00	Professional, Scientific, and Legal		
										RNT	Monthly	2/15/2018	12/31/2018	543.62	22.97	1/1/2020	23.90				
Total for Utah Assoc Muni Power Systems (Utah Ass)							18,772	19,368						36,817.50	23.54						
Grant Thornton, LLP (CB4769)	500	8/21/2017	3/1/2018	5/31/2023	10/10/2007	Renewal	12,336	12,319	5.87%	RNT	Monthly	3/1/2018	2/28/2019	28,270.00	27.50	3/1/2019	0.00	0.00	Accounting, Tax, Bookkeeping Services		Option to Renew ,Right of First Offer ,Termination Option
																4/1/2019	28.33				
																3/1/2020	0.00				
																4/1/2020	29.17				
																3/1/2021	0.00				

KBS

10/11/2018

Page 2 of 4

Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Charge Start (Current Charges)	Charge End	Charge Amount	Yr Amt PSF	Step Date (Rent Steps)	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
																4/1/2021	30.05				
																3/1/2022	0.00				
																4/1/2022	30.95				
																3/1/2023	31.88				
Kinestral Technologies, Inc. (Kinestra)																					
Kinestral Technologies, Inc. (CB5390)	540	2/27/2017	12/1/2017	6/30/2022	12/1/2017	Work Out/Rent Relief	3,446	3,763	1.64%	OPE	Monthly	1/1/2018		65.90	0.23	4/1/2019	28.11	22,597.15	Manufacturing - General		
										RNT	Monthly	4/1/2018	3/31/2019	7,838.21	27.29	4/1/2020	28.96				
																4/1/2021	29.83				
																4/1/2022	30.72				
...Add'l Space: Kinestral Technologies, Inc. (CB5392)	520	2/27/2017	12/1/2017	6/30/2022	12/1/2017	Work Out/Rent Relief	284	306	0.14%	OPE	Monthly	1/1/2018		5.30	0.22	4/1/2019	28.11	0.00	Manufacturing - General		
										RNT	Monthly	4/1/2018	3/31/2019	645.98	27.29	4/1/2020	28.96				
																4/1/2021	29.83				
																4/1/2022	30.72				
...Add'l Space: Kinestral Technologies, Inc. (CB5391)	530	2/27/2017	12/1/2017	6/30/2022	12/1/2017	Work Out/Rent Relief	2,163	2,366	1.03%	OPE	Monthly	1/1/2018		41.28	0.23	4/1/2019	28.11	0.00	Manufacturing - General		
										RNT	Monthly	4/1/2018	3/31/2019	4,919.93	27.30	4/1/2020	28.96				
																4/1/2021	29.83				
																4/1/2022	30.72				
Total for Kinestral Technologies, Inc. (Kinestra)							5,893	6,435						13,516.60	27.52						
Jacobs Engineering Group Inc (CB5475)	550	1/26/2018	3/1/2018	2/28/2019	3/1/2006	Renewal	8,629	8,924	4.10%	OPE	Monthly	3/1/2018		431.67	0.60			0.00	Professional, Scientific, and Legal		
										RNT	Monthly	3/1/2018		19,774.79	27.50						
Digitaria Interactive, Inc. (CB9159)	590	7/17/2014	11/10/2014	2/9/2019	11/10/2011	Renewal	2,134	2,270	1.01%	OPE	Monthly	1/1/2018	2/9/2019	106.76	0.60	11/1/2018	27.01	3,961.93	Computer Sys. Design & Programming		Exclusive Use Option ,Option to Renew ,TI Credit
										RNT	Monthly	11/1/2017	10/31/2018	4,664.57	26.23						
Sena Wave (CB5106)	8	10/4/2017	9/26/2017	12/31/2027	9/26/2017	New Lease	0	0	0.00%	MIS	Monthly	9/26/2017		0.00	0.00			0.00	Communications Equipment		
Leased and Occupied Totals							**173,666**	**180,120**										**135,084.63**			
Total for Gateway Tech Center (SLH) (R31050)							**210,256**	**210,256**										**135,084.63**			
Grand Total for Gateway Tech Center (SLH)							**210,256**	**210,256**										**135,084.63**			

Occupancy / Vacancy Summary	Unit Count	Count %	GLA	GLA %
Vacant	6	23.08%	26,636	12.67%
Occupied	20	76.92%	183,620	87.33%
Totals	**26**	**100.00%**	**210,256**	**100.00%**

Occupancy / Vacancy Summary for Gateway Tech Center (SLH)
as of Thursday, October 11, 2018

Leased / Not Leased Summary	Unit Count	Count %	GLA	GLA %
Not Leased	6	23.08%	26,636	12.67%
Leased	20	76.92%	183,620	87.33%
Totals	**26**	**100.00%**	**210,256**	**100.00%**

Leased / Not Leased Summary for Gateway Tech Center (SLH)
as of Thursday, October 11, 2018

Charge Summary: Charge Type	Current Charges	Billed Suite GLA	Amount per GLA per Month
RNT: Base Rent	376,921	183,620	2.05
OPE: Op Exp Recov	8,569	159,161	0.05
PTX: Prop Tax Recov	0	10,320	0.00
INS: Insurance Recov	0	2,169	0.00
MIS: Miscellaneous Inc	0	0	0.00
Total	**385,490**		

183,620 SF
26,636 SF
Vacant
Occupied

183,620 SF
26,636 SF
Not Leased
Leased

Unit counts include all non-0 SF Units, including Storage and Amenity spaces.

KBS
10/11/2018
Page 3 of 4

Rent Roll for Gateway Tech Center (SLH)

as of Thursday, October 11, 2018

Included Properties
Gateway Tech Center (SLH) (R31050)

Report Parameters	
Display Lease IDs	None
Exclude Tax	No
Group By	None
Include Future Unit Area In Lease Area	No
Lease Status	**Vacant, MTM, OCC, NOCC, FUT**
Max Unit Area	None
Min Unit Area	None
Group MTM Separately	Yes
NAICS Code	**All**
Rent Type	All Rent
Report Date	Thursday, October 11, 2018
Run By	KBSREALTY\plong
Tenant ID	None
Tenant Name	None

KBS

10/11/2018

Page 4 of 4

Rent Roll for The McEwen Building

as of Thursday, October 11, 2018

										Current Charges						Rent Steps					
Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Charge Start	Charge End	Charge Amount	Yr Amt PSF	Step Date	Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
The McEwen Building (R31040)																					
Future																					
Cisco Systems, Inc (CT5956)	350	5/8/2018	2/1/2019	1/31/2024	10/1/2011	Renewal	12,382	0	7.06%							2/1/2019	32.25	0.00	Computer Sys. Design & Programming		Termination Option
																2/1/2020	33.06				
																2/1/2021	33.88				
																2/1/2022	34.73				
																2/1/2023	35.60				
World Wide Technology Holding (CT6387)	375	9/4/2018	2/1/2019	1/31/2026	2/1/2019	New Lease	4,526	0	2.58%							2/1/2019	32.50	0.00	Information		Holdover ,Option to Renew
																2/1/2020	33.31				
																2/1/2021	34.15				
																2/1/2022	35.00				
																2/1/2023	35.87				
																2/1/2024	36.77				
																2/1/2025	37.69				
XO Communications Services,Inc (CT5498)	ROOF1	2/2/2018	11/1/2018	10/31/2021	10/30/2009	Renewal	0	0	0.00%						0.00			0.00	Communications Equipment		Option to Renew ,Termination Option
Future Totals							**16,908**	**0**										**0.00**			
Vacant																					
Vacant	20						4,116		2.35%												
Vacant	375						4,526		2.58%												
Vacant Totals							**8,642**														
Month to Month																					
Whole Foods Market Groups, Inc (CT9546)	LOT1	9/19/2014	9/19/2014	9/20/2014	9/19/2014	New Lease	0	0	0.00%	PAR	Monthly	9/19/2014		1,250.00	0.00			0.00	Other Services		
Month to Month Totals							**0**	**0**										**0.00**			
Leased and Occupied																					
JAM Restaurants, LLC (CT4247)	10	8/31/2011	8/31/2011	1/31/2022	8/31/2011	Acquisition Lease	3,847	0	2.19%	OPE	Monthly	1/1/2018		2,289.00	7.14	9/1/2019	28.12	0.00	Accommodation & Food		
										RNT	Monthly	9/1/2018	8/31/2019	8,838.48	27.57	9/1/2020	28.68				
																9/1/2021	29.25				
Mars Petcare US, Inc (MARSPE)																					
Mars Petcare US, Inc (CT3245)	100	8/24/2016	9/1/2016	8/31/2019	9/7/2010	Renewal	24,130	0	13.77%	OPE	Monthly	1/1/2018		4,970.21	2.47			0.00	Manufacturing - General		
										RNT	Monthly	9/1/2018		70,419.38	35.02						
Add'l Space: Mars Petcare US, Inc (CT3246)	250	8/24/2016	9/1/2016	8/31/2019	9/7/2010	Renewal	12,780	0	7.29%	OPE	Monthly	1/1/2018		2,632.36	2.47			0.00	Manufacturing - General		
										RNT	Monthly	9/1/2018		37,296.30	35.02						
Total for Mars Petcare US, Inc (MARSPE)							36,910	0						115,318.25	37.49						
Southern Land Company, LLC (CT4260)	200	9/6/2010	9/6/2010	5/31/2019	9/6/2010	Acquisition Lease	14,592	0	8.33%	OPE	Monthly	1/1/2018		2,898.77	2.38			0.00	Real Estate		
										RNT	Monthly	6/1/2018		37,209.60	30.60						
Espaces, Inc (CT2750)	300	5/11/2016	1/1/2017	12/31/2021	1/1/2012	Renewal	10,448	0	5.96%	OPE	Monthly	1/1/2018		466.19	0.54	1/1/2019	32.57	0.00	Real Estate		
										RNT	Monthly	1/1/2018	12/31/2018	27,665.43	31.77	1/1/2020	33.38				
																1/1/2021	34.22				
Cisco Systems, Inc (CT4241)	350	10/1/2011	10/1/2011	1/31/2019	10/1/2011	Acquisition Lease	12,382	0	7.06%	OPE	Monthly	1/1/2018	1/31/2019	1,587.64	1.54			0.00	Computer Sys. Design & Programming		Termination Option
										RNT	Monthly	10/1/2018	1/31/2019	29,128.66	28.23						
Universal Music Publishing, In (CT4091)	400	3/1/2017	7/1/2017	8/31/2024	7/1/2017	New Lease	15,514	0	8.85%	OPE	Monthly	1/1/2018		255.37	0.20	8/1/2019	33.09	0.00	Professional, Scientific, and Legal		Holdover ,Option to Renew ,Right of First Offer

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Tenant Name	Unit ID	Execution Date	Lease Begin Date	Lease End Date	Original Lease Begin Date	Lease Type	Unit GLA	BOMA SF	% of Building	Chg. Type	Frequency	Current Charges: Charge Start	Current Charges: Charge End	Current Charges: Charge Amount	Current Charges: Yr Amt PSF	Rent Steps: Step Date	Rent Steps: Rent Step	Security Deposit	NAICS Description	Base Year Amount/ Base Stop	Options
										RNT	Monthly	8/1/2018	7/31/2019	41,745.59	32.29	8/1/2020	33.92				
																8/1/2021	34.77				
																8/1/2022	35.64				
																8/1/2023	36.53				
Raymond James & Assoc, Inc (CT5239)	450	11/29/2017	3/1/2018	12/31/2025	3/1/2018	New Lease	11,842	0	6.76%	RNT	Monthly	3/1/2018	2/28/2019	31,578.67	32.00	3/1/2019	32.80	0.00	Finance		
										SGN	Monthly	3/1/2018		1,250.00	1.27	3/1/2020	33.62				
																3/1/2021	34.46				
																3/1/2022	35.32				
																3/1/2023	36.21				
																3/1/2024	37.11				
																3/1/2025	38.04				
Employer Advantage Health Care (CT1602)	60	9/15/2015	1/1/2016	12/31/2022	1/1/2016	New Lease	2,345	0	1.34%	OPE	Monthly	1/1/2018		213.39	1.09	1/1/2019	30.60	6,532.78	Health Care & Social Services		
										RNT	Monthly	1/1/2018	12/31/2018	5,805.83	29.71	1/1/2020	31.51				
																1/1/2021	32.46				
																1/1/2022	33.43				
Renal Advantage, Inc (RENALA)																					
Renal Advantage, Inc (HO4236)	600	11/22/2010	11/22/2010	11/30/2020	11/22/2010	Acquisition Lease	26,695	0	15.23%	OPE	Monthly	1/1/2018		4,072.18	1.83	12/1/2018	27.18	50,000.00	Health Care & Social Services		
										RNT	Monthly	12/1/2017	11/30/2018	59,129.43	26.58	12/1/2019	27.79				
...Add'l Space: Renal Advantage, Inc (HO4237)	500	11/22/2010	11/22/2010	11/30/2020	11/22/2010	Acquisition Lease	27,356	0	15.61%	OPE	Monthly	1/1/2018		4,173.00	1.83	12/1/2018	27.18	0.00	Health Care & Social Services		
										RNT	Monthly	12/1/2017	11/30/2018	60,593.54	26.58	12/1/2019	27.79				
Total for Renal Advantage, Inc (RENALA)							54,051	0						127,968.15	28.41						
Tribune Boxing, LLC (CT8595)	70	3/31/2014	6/29/2014	9/30/2024	7/1/2014	New Lease	4,689	0	2.68%	OPE	Monthly	1/1/2018		2,790.00	7.14	10/1/2020	26.79	9,769.00	Arts & Entertainment		Exclusive Use Option ,Holdover ,Option to Renew ,Termination Option
										RNT	Monthly	10/1/2017	9/30/2020	10,112.61	25.88	10/1/2023	27.73				
XO Communications Services,Inc (CT1760)	ROOF1	10/12/2015	11/1/2015	10/31/2018	10/30/2009	Renewal	0	0	0.00%	ANT	Monthly	11/1/2015	10/31/2018	110.00	0.00			0.00	Communications Equipment		Option to Renew ,Termination Option
Level 3 Communications, LLC (CT3499)	ROOF2	10/24/2016	10/1/2016	9/30/2019	9/21/2010	Renewal	0	0	0.00%	ANT	Monthly	10/1/2016		110.00	0.00			0.00	Communications Equipment		Option to Renew
Verizon Wireless Tennessee (CT1001)	ROOF3	6/19/2015	9/17/2015	9/16/2025	9/17/2015	New Lease	0	0	0.00%	ANT	Monthly	9/17/2015	8/31/2020	2,500.00	0.00			0.00	Communications Equipment		
Leased and Occupied Totals							**166,620**	**0**										**66,301.78**			
Total for The McEwen Building (R31040)							**175,262**	**0**										**66,301.78**			
Grand Total for The McEwen Building							**175,262**	**0**										**66,301.78**			

Occupancy / Vacancy Summary	Unit Count	Count %	GLA	GLA %
Vacant	2	14.29%	8,642	4.93%
Occupied	12	85.71%	166,620	95.07%
Totals	**14**	**100.00%**	**175,262**	**100.00%**

Leased / Not Leased Summary	Unit Count	Count %	GLA	GLA %
Not Leased	1	7.14%	4,116	2.35%
Leased	13	92.86%	171,146	97.65%
Totals	**14**	**100.00%**	**175,262**	**100.00%**

Charge Summary: Charge Type	Current Charges	Billed Suite GLA	Amount per GLA per Month
RNT: Base Rent	419,524	166,620	2.52
OPE: Op Exp Recov	26,348	154,778	0.17
ANT: Antenna Rent	2,720	0	1.00
PAR: Parking Revenue	1,250	0	1.00
SGN: Sign Fee	1,250	11,842	0.11
Total	**451,092**		

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Occupancy / Vacancy Summary for The McEwen Building
as of Thursday, October 11, 2018
166,620 SF
8,642 SF
Vacant
Occupied

Leased / Not Leased Summary for The McEwen Building
as of Thursday, October 11, 2018
171,146 SF
4,116 SF
Not Leased
Leased

Unit counts include all non-0 SF Units, including Storage and Amenity spaces.

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10/11/2018
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Rent Roll for The McEwen Building

as of Thursday, October 11, 2018

Included Properties
The McEwen Building (R31040)

Report Parameters	
Display Lease IDs	None
Exclude Tax	No
Group By	None
Include Future Unit Area In Lease Area	No
Lease Status	**Vacant, MTM, OCC, NOCC, FUT**
Max Unit Area	None
Min Unit Area	None
Group MTM Separately	Yes
NAICS Code	**All**
Rent Type	All Rent
Report Date	Thursday, October 11, 2018
Run By	KBSREALTY\plong
Tenant ID	None
Tenant Name	None

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